                                                                   EXHIBIT 10.20

                          EMPLOYEE INVESTMENT PLAN OF

                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------

                (As Amended and Restated Effective November 27,
             1989, with main text reflecting certain changes as of
                              September 1, 1994)

                          EMPLOYEE INVESTMENT PLAN OF
                          ---------------------------

                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------

                (As Amended and Restated Effective November 27,
             1989, with main text reflecting certain changes as of
                              September 1, 1994)

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               PAGE
                                                                                                               ----
SECTION 1         INTRODUCTION AND PERSONS TO WHOM PLAN APPLIES.................................................  1
         1.1      Introduction..................................................................................  1
         1.2      Persons to Whom Plan Applies..................................................................  1

SECTION 2         DEFINITIONS...................................................................................  3
         2.1      "Accounts"....................................................................................  3
         2.2      "Act".........................................................................................  3
         2.3      "Administrative Committee"....................................................................  3
         2.4      "Affiliated Company"..........................................................................  3
         2.5      "Alternate Payee".............................................................................  4
         2.6      "Annual Additions"............................................................................  4
         2.7      "Annuity Starting Date".......................................................................  4
         2.8      "Beneficiary".................................................................................  4
         2.9      "Board of Directors"..........................................................................  4
         2.10     "Break in Service"............................................................................  5
         2.11     "Code"........................................................................................  5
         2.12     "Committee"...................................................................................  5
         2.13     "Company".....................................................................................  5
         2.14     "Compensation"................................................................................  5
         2.15     "Domestic Relations Order"....................................................................  7
         2.16     "Effective Date"..............................................................................  7
         2.17     "Employee"....................................................................................  7
         2.18     "ESP".........................................................................................  9
         2.19     "Fair Market Value"...........................................................................  9
         2.20     "Forfeiture"..................................................................................  9
         2.21     "FPSP"........................................................................................  9
         2.22     "Fund"........................................................................................  9
         2.23     "Highly Compensated Employee".................................................................  9
         2.24     "Highly Compensated Former Employee".......................................................... 11
         2.25     "Home Office Salary Grade".................................................................... 11
         2.26     "Hour of Service"............................................................................. 11
         2.27     "Inactive Member"............................................................................. 11
         2.28     "Insider"..................................................................................... 11
         2.29     "Investment Committee"........................................................................ 11
         2.30     "Investment Manager".......................................................................... 11
         2.31     "IRS"......................................................................................... 11

         2.32     "Labor Department"............................................................................ 11
         2.33     "LSAI Stock".................................................................................. 11
         2.34     "LS&CO."...................................................................................... 12
         2.35     "Matching Account"............................................................................ 12
         2.36     "Matching Contribution"....................................................................... 12
         2.37     "Member"...................................................................................... 12
         2.38     "Member Contributions"........................................................................ 12
         2.39     "Membership Date"............................................................................. 12
         2.40     "Misconduct".................................................................................. 12
         2.41     "Mutual Fund"................................................................................. 12
         2.42     "Nonelective Account"......................................................................... 12
         2.43     "Nonelective Contribution".................................................................... 13
         2.44     "Normal Retirement Age"....................................................................... 13
         2.45     "Participating Company"....................................................................... 13
         2.46     "Plan"........................................................................................ 13
         2.47     "Plan Benefit"................................................................................ 13
         2.48     "Plan Year"................................................................................... 13
         2.49     "Post-Tax Account"............................................................................ 13
         2.50     "Post-Tax Contributions"...................................................................... 13
         2.51     "Pre-Tax Account"............................................................................. 13
         2.52     "Pre-Tax Contributions"....................................................................... 13
         2.53     "Profit Sharing 401(k) Account"............................................................... 13
         2.54     "Profit Sharing Regular Account".............................................................. 13
         2.55     "Profit Sharing Contribution"................................................................. 14
         2.56     "PSP"......................................................................................... 14
         2.57     "Qualified Domestic Relations Order".......................................................... 14
         2.58     "Qualified Member"............................................................................ 14
         2.59     "Quarter"..................................................................................... 14
         2.60     "Registration Rights Agreement"............................................................... 14
         2.61     "Regulations"................................................................................. 14
         2.62     "Required Beginning Date"..................................................................... 14
         2.63     "Retiree Coordinator"......................................................................... 14
         2.64     "Rollover Account"............................................................................ 14
         2.65     "Rollover Contributions"...................................................................... 15
         2.66     "Service"..................................................................................... 15
         2.67     "Surviving Spouse"............................................................................ 16
         2.68     "Total Compensation........................................................................... 16
         2.69     "Totally and Permanently Disabled"............................................................ 17
         2.70     "Trust Agreement"............................................................................. 17
         2.71     "Trust Fund".................................................................................. 18
         2.72     "Trustee"..................................................................................... 18
         2.73     "Valuation Date".............................................................................. 18
         2.74     "Vested Interest"............................................................................. 18
         2.75     "Year of Service"............................................................................. 18

SECTION 3         MEMBERSHIP AND TRANSFER....................................................................... 19

         3.1      Commencement of Membership.................................................................... 19
         3.2      Rehired and Transferred Employees............................................................. 19
         3.3      Suspension of Membership...................................................................... 19
         3.4      Termination of Membership..................................................................... 19
         3.5      Highly Compensated Employees.................................................................. 19

SECTION 4         MEMBER CONTRIBUTIONS.......................................................................... 21
         4.1      Election to Make Contributions................................................................ 21
         4.2      Maximum Pre-Tax Contributions................................................................. 21
         4.3      Change or Suspension of Contributions......................................................... 21
         4.4      Resumption of Contributions................................................................... 21
         4.5      Withholding and Deposit With Trustee; Crediting Accounts...................................... 21
         4.6      Distribution of Excess Contributions and Deferrals............................................ 22
         4.7      Rollover Contributions........................................................................ 22

SECTION 5         MATCHING AND NONELECTIVE CONTRIBUTIONS........................................................ 24
         5.1      Matching Contribution......................................................................... 24
         5.2      Nonelective Contribution...................................................................... 24
         5.3      Deposit with Trustee; Crediting Accounts...................................................... 25
         5.4      Curtailment or Distribution from Plan of Excess Aggregate Contributions....................... 26

SECTION 6         PROFIT SHARING CONTRIBUTION................................................................... 27
         6.1      Amount and Form............................................................................... 27
         6.2      Cash Election by Members...................................................................... 27
         6.3      Deposit With Trustee; Crediting Accounts...................................................... 27
         6.4      Distribution of Excess Contributions and Deferrals............................................ 28

SECTION 7         TRUST FUND, INVESTMENTS AND INVESTMENT DIRECTIONS............................................. 29
         7.1      Trust Fund.................................................................................... 29
         7.2      Investment of Contributions................................................................... 29
         7.3      Reinvestment of Accounts...................................................................... 30
         7.4      Investment by Alternate Payees................................................................ 31
         7.5      Allocation of Voting Rights................................................................... 31
         7.6      Exercise of Voting Rights..................................................................... 32
         7.7      Other Instructions by Members................................................................. 33
         7.8      Participant Directed Accounts................................................................. 34

SECTION 8         VALUATIONS AND STATEMENTS..................................................................... 35
         8.1      Valuation of Accounts......................................................................... 35
         8.2      Statements.................................................................................... 35

SECTION 9         WITHDRAWALS................................................................................... 36
         9.1      Withdrawals from Post-Tax Accounts............................................................ 36
         9.2      Withdrawals from Rollover Accounts............................................................ 36
         9.3      Hardship Withdrawals.......................................................................... 36
         9.4      Withdrawals From Stock Fund................................................................... 38

         9.5      Payment of Withdrawals........................................................................ 39
         9.6      Valuation Date................................................................................ 39
         9.7      Source of Withdrawals......................................................................... 39
         9.8      Limitation on Withdrawals by Insiders......................................................... 39
         9.9      Additional Limitations on Withdrawals......................................................... 40
         9.10     Withdrawals by Alternate Payees............................................................... 40

SECTION 10        LOANS......................................................................................... 41
         10.1     Amount of Loans............................................................................... 41
         10.2     Terms of Loans................................................................................ 42
         10.3     Source of Loans; Application of Loan Payments................................................. 43
         10.4     Default....................................................................................... 44

SECTION 11        PLAN BENEFITS................................................................................. 45
         11.1     Vesting in Accounts........................................................................... 45
         11.2     Amount of Plan Benefit........................................................................ 45
         11.3     Valuation of Plan Benefit..................................................................... 45
         11.4     Rehire Before Five One-Year Breaks in Service................................................. 45
         11.5     Form of Payment............................................................................... 45
         11.6     Time of Payment............................................................................... 48
         11.7     Death Benefit................................................................................. 49
         11.8     Limitation on Time of Payment................................................................. 49
         11.9     Undeliverable Checks.......................................................................... 49

SECTION 12        ALLOCATION LIMITATIONS........................................................................ 50
         12.1     Limitation on Annual Additions................................................................ 50
         12.2     Combined Limitation on Benefits and Contributions............................................. 50
         12.3     Disposition of Excess Annual Additions........................................................ 50

SECTION 13        FUNDING POLICY AND METHOD..................................................................... 52
         13.1     Contributions................................................................................. 52
         13.2     Trust Fund.................................................................................... 52
         13.3     Expenses of the Plan.......................................................................... 52
         13.4     Cash Requirements............................................................................. 52
         13.5     Independent Accountant........................................................................ 52
         13.6     Loans from Parties-In-Interest................................................................ 53

SECTION 14        BENEFICIARIES................................................................................. 54

SECTION 15        ADMINISTRATION AND OPERATION OF THE PLAN...................................................... 55
         15.1     Plan Administrator............................................................................ 55
         15.2     Control and Management of Plan Assets......................................................... 55
         15.3     Trustees and Investment Managers.............................................................. 55
         15.4     Committee Membership.......................................................................... 56
         15.5     Reports to Board of Directors................................................................. 56
         15.6     Employment of Advisers........................................................................ 56

         15.7     Limitations on Committee Actions.............................................................. 56
         15.8     Committee Meetings............................................................................ 57

SECTION 16        CLAIMS AND REVIEW PROCEDURES.................................................................. 53
         16.1     Applications for Benefits..................................................................... 58
         16.2     Denial of Applications........................................................................ 58
         16.3     Requests for Review........................................................................... 58
         16.4     Decisions on Review........................................................................... 59
         16.5     Exhaustion of Administrative Remedies......................................................... 59

SECTION 17        TERMINATION OF EMPLOYER PARTICIPATION......................................................... 53
         17.1     Termination by Participating Company.......................................................... 60
         17.2     Effect of Termination......................................................................... 60
         17.3     IRS Termination Procedure..................................................................... 60
         17.4     Termination of the Plan....................................................................... 60

SECTION 18        AMENDMENT, MERGER OR TERMINATION OF THE PLAN AND TRUST........................................ 61
         18.1     Right to Amend................................................................................ 61
         18.2     Plan Merger or Consolidation.................................................................. 61
         18.3     Termination of the Plan....................................................................... 61
         18.4     Partial Termination of the Plan............................................................... 61
         18.5     Manner of Distribution........................................................................ 61
         18.6     Restrictions on Liquidation of Trust Upon Termination......................................... 62

SECTION 19        INALIENABILITY OF BENEFITS.................................................................... 63
         19.1     No Assignment Permitted....................................................................... 63
         19.2     Return of Contributions....................................................................... 63
         19.3     Qualified Domestic Relations Orders........................................................... 64

SECTION 20        TOP-HEAVY PROVISIONS.......................................................................... 66
         20.1     Determination of Top-Heavy Status............................................................. 66
         20.2     Minimum Allocations........................................................................... 66
         20.3     Minimum Vesting............................................................................... 67
         20.4     Effect of Change in Top-Heavy Status on Vesting............................................... 67
         20.5     Impact on Maximum Benefits.................................................................... 67

SECTION 21        GENERAL LIMITATIONS AND PROVISIONS............................................................ 53
         21.1     No Employment Rights.......................................................................... 68
         21.2     Payments from the Trust Fund.................................................................. 68
         21.3     Payments to Minors or Incompetents............................................................ 68
         21.4     Lost Members or Other Persons................................................................. 68
         21.5     Personal Data to the Administrative Committee................................................. 68
         21.6     Insurance Contracts........................................................................... 69
         21.7     Notice to the Administrative Committee........................................................ 69
         21.8     Notices to Members and Beneficiaries.......................................................... 69

         21.9     Word Usage.................................................................................... 69
         21.10    Headings...................................................................................... 69
         21.11    Governing Law................................................................................. 69
         21.12    Heirs and Successors.......................................................................... 69
         21.13    Withholding................................................................................... 69


APPENDIX A                 PRIOR PLAN PROVISIONS................................................................A-1

APPENDIX B                 BLACKOUT PROVISIONS..................................................................B-1

APPENDIX C                 FUNDS................................................................................C-1

APPENDIX D                 ADDITIONAL ELIGIBLE WITHDRAWALS AND LOANS............................................D-1

                          EMPLOYEE INVESTMENT PLAN OF
                          ---------------------------
                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------

            (As Amended and Restated Effective November 27, 1989, with main text reflecting certain changes as of September 1, 1994)


SECTION 1   INTRODUCTION AND PERSONS TO WHOM PLAN APPLIES.
---------   ---------------------------------------------

         1.1 Introduction.  Effective  November 27,  1953,  the Profit Sharing
             ------------
Plan of Levi Strauss & Co. (the "PSP") was established to provide eligible employees ("Employees") with a beneficial interest in the profits of Levi Strauss & Co. Effective August 6, 1985, the Frozen Profit Sharing Plan of Levi Strauss & Co. (the "FPSP") was established to hold certain accounts previously held under the Stock Purchase and Investment Plan of Levi Strauss & Co. (the "SPIP"). Effective August 6, 1985, the Employee Savings Plan of Levi Strauss & Co. (the "ESP") was established to provide Employees with a program of regular savings supplemented by Matching Contributions that was similar to aspects of the SPIP.

         Effective October 1, 1988, the PSP and the FPSP were merged into the ESP. Effective August 1, 1989, the ESP was amended, restated and renamed the Employee Investment Plan of Levi Strauss Associates Inc. (the "EIP"). The EIP was amended from time to time after August 1, 1989, to comply with certain provisions of relevant law or implement other changes desired by Levi Strauss Associates Inc.

         By this amendment and restatement (the "Plan"), Levi Strauss Associates Inc. intends to amend the EIP (1) to comply with the Tax Reform Act of 1986 and other applicable legislation and (2) effective September 1, 1994, to effect certain plan design changes, including changes relating to a change in recordkeeper. Levi Strauss Associates Inc. intends that the Plan continue to qualify as a profit sharing plan under section 401(a) and related sections of the Code and as a cash or deferred arrangement under section 401(k) of the Code and that the trust established under the Plan continue to qualify as a tax-exempt trust under section 501(a) of the Code.

         This amended and restated Plan is generally effective on November 27 1989. Certain provisions of the Plan which were in effect on or after November 27, 1989, but which were amended before September 1, 1994 are included in Appendix A.

         1.2 Persons to Whom Plan Applies. This Plan document is not a new Plan
             ----------------------------
which succeeds the Plan as previously in effect, but is an amendment and restatement of the Plan as in effect before the Effective Date. The amount, right to and form of any benefits under the Plan, of each Member who is an Employee on and after the Effective Date, or of persons claiming benefits through such a Member will be determined under this Plan. The amount, right to and form of any benefits under this Plan, of each Member who has separated from Service with Levi Strauss Associates Inc. or an Affiliated Company, or of persons who are claiming benefits through such a Member, will be determined in accordance with the provisions of the Plan in effect on the date of the Member's separation from Service, except as may otherwise be expressly provided under this Plan, or unless the Member again becomes an Employee on or after the Effective Date. This amended and restated Plan will not reduce any Member's Plan Benefit under the Plan, as determined on the date immediately preceding the Effective Date, and this Plan will be construed accordingly.

SECTION 2   DEFINITIONS.
---------   -----------

         When used in this Plan document the following terms will have the following meanings:

         2.1 "Accounts" means, to the extent applicable to a Member, one or
              --------
more of the following accounts:

             (a) Matching Account;

             (b) Nonelective Account;

             (c) Post-Tax Account;

             (d) Pre-Tax Account;

             (e) Profit Sharing 401(k) Account;

             (f) Profit Sharing Regular Account; and

             (g) Rollover Account.

         2.2 "Act" means the Employee Retirement Income Security Act of 1974, as
              ---
amended, and any Regulations or rulings issued under the Act.

         2.3 "Administrative  Committee" means the committee  appointed to
              -------------------------
administer the Plan as described in Section 0.

         2.4 "Affiliated Company" means:
              ------------------

             (a) A corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes Levi Strauss Associates Inc.;

             (b) Any trade or business (whether or not incorporated) that is in common control (as defined in section 414(c) of the Code) with Levi Strauss Associates Inc.;

             (c) An organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes Levi Strauss Associates Inc.;

             (d) Any other entity required to be aggregated with Levi Strauss Associates Inc. under section 414(o) of the Code; or

             (e) Any other entity designated as an Affiliated Company by the Board of Directors.

         2.5 "Alternate Payee" means the spouse, former spouse, child or other
              ---------------
dependent of a Member who is recognized by a Domestic Relations Order as having a right to receive all, or a portion, of a Member's Plan Benefit.

         2.6 "Annual  Additions"  means the sum of the  following  additions to
              -----------------
the Member's  Accounts for the Plan Year:

             (a) The amount of employer contributions and forfeitures allocated to the Member under any qualified defined contribution plan maintained by the Company and any Affiliated Company, including Profit Sharing Contributions, Matching Contributions, Nonelective Contributions and Forfeitures under this Plan;

             (b) The aggregate employee contributions which the Member contributes to all qualified retirement plans maintained by the Company and all Affiliated Companies, including Post-Tax Contributions to this Plan;

             (c) The amount of contributions made on behalf of the Member to any qualified defined contribution plan maintained by the Company and all Affiliated Companies under an election by the Member under a qualified cash or deferred arrangement, including Pre-Tax Contributions to this Plan; and

             (d) Contributions allocated to any individual medical benefit account (within the meanings of sections 415(l) and 419A(d)(2) of the Code) that is established for the Member.

         Employee contributions will be determined without regard to any rollover contributions (as defined in sections 402(a)(5), 403(a)(4), 403(b)(8) and 403(d)(3) of the Code) and without regard to any employee contributions to a simplified employee pension plan which are excludable from income under section 408(k)(6) of the Code. In addition, the 25% of compensation limitation described in section 415(c)(1)(B) of the Code will not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after the Member's separation from Service which is treated as an Annual Addition.

         2.7 "Annuity Starting Date" means the first day of the first month for
              ---------------------
which an amount is payable as an annuity. The Annuity Starting Date for a Member who elects (with the consent of his or her spouse if the Member is legally married) to receive his or her Plan Benefit in a form other than an annuity in accordance with Section 11.5, is the first day on which all events (including the passing of the day on which benefit payments are scheduled to begin) have occurred which entitle the Member to receive his or her first benefit payment from the Plan.

         2.8 "Beneficiary" means the beneficiary or beneficiaries designated by
              -----------
a Member under Section 0 and Section 0 (or any other person or persons designated as such under applicable law) to receive the amount, if any, payable under the Plan upon the Member's death.

         2.9 "Board of Directors" means the Board of Directors of Levi Strauss
              ------------------
Associates Inc. The Board of Directors may delegate to any committee, subcommittee or any of its members, or to any agent, its authority to perform any act under the Plan, including without limitation those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the Board of Directors. Any reference to the Board of Directors in connection with such delegated authority will be deemed a reference to the delegate or delegates.

         2.10 "Break in Service" means a period of at least 12 consecutive
               ----------------
months, beginning on the date Service ends, during which a person has not performed 1 Hour of Service (or been treated as performing Service) under
Section 0, as determined by the Administrative Committee.

         2.11 "Code" means the Internal Revenue Code of 1986, as amended, and
               ----
any Regulations or rulings issued under the Code.

         2.12 "Committee" means the Administrative Committee or Investment
               ---------
Committee, as applicable.

         2.13 "Company" means Levi Strauss Associates Inc., LS&CO. and each
               -------
other Participating Company or any of them.

         2.14 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses, incentive compensation and overtime pay. "Compensation" also includes the Member's Member Contributions to the Plan for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code. Back pay awards will be included in Compensation only for the Plan Year in which the back pay award is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         If a Member is a territory manager, an account manager or an account executive, or any of the 3, for the entire Plan Year (or portion of the Plan Year during which he or she is a Member), his or her Compensation for purposes of determining the Member's share of any allocation of Matching Contributions, Profit Sharing Contributions and Forfeitures will not exceed the following limits, as determined by the Administration Committee:

              (a) The Compensation of a territory manager at the time as of which the allocation is made will not exceed the maximum for the Home Office Salary Grade 5 salary range in effect at the end of such Plan Year;

              (b) The Compensation of an account manager at the time as of which the allocation is made will not exceed the maximum for the Home Office Salary Grade 6 salary range in effect at the end of such Plan Year; and

              (c) The Compensation of an account executive at the time as of which the allocation is made will not exceed the maximum for the Home Office Salary Grade 7 salary range in effect at the end of such Plan Year.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                             -----------

                  (a) Matching Contributions, Nonelective Contributions or Profit Sharing Contributions to the Plan under Sections 0 and 0 or amounts paid to the Member according to an election under Section 0;

                  (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, except as provided above;

                  (c) Relocation expenses;

                  (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

                  (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

                  (f) Payments under the Company's long-term performance plan;

                  (g) Severance payments;

                  (h) Payments from the Company's Long Term Disability Plan;

                  (i) "Imputed income;" or

                  (j) "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section

401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

         2.15 "Domestic Relations Order" means any judgment, decree or order
               ------------------------
(including approval of a property settlement agreement) that:

              (a) Relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Member; and

              (b) Is entered or made under the domestic relations or community property laws of any state.

         2.16 "Effective Date" means November 27, 1989, except as expressly
               --------------
stated otherwise in this document or as required to comply with the Tax Reform Act of 1986, as amended, and other applicable legislation.

         2.17 "Employee" means any person who is employed by the Company
               --------
excluding:
---------

              (a) Any employee of LS&CO, who is not paid from the home office of Levi Strauss Associates Inc.

              (b) Any employee of a Participating Company other than LS&CO. who is not paid on a salary or commission basis; or

              (c) Any stocktaker, service representative, Retiree Coordinator or "Temporary Employee;"

              (d) Any employee who is not employed in a state or territory of the United States or who receives no remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

              (e) Any alien who:

                  (i) Receives remuneration from the Company which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and

                  (ii) Has been transferred by the Company from a job outside the United States to a job within the United States, during any period with respect to which the alien is benefiting (by reason of accruing a benefit or making or having contributions made on the alien's behalf) under:

                         (A) A retirement plan established or maintained outside
                  of the United States by a foreign subsidiary (including a domestic subsidiary operating abroad) or foreign division of the Company; or

                         (B) The Levi Strauss International Retirement Plan for
                  Third Country National Employees or any successor or similar plan maintained by the Company or any Affiliated Company;

                  (f) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating abroad) or foreign division of the Company;

                  (g) Any employee who is included in a unit of employees covered by a negotiated collective-bargaining agreement which does not provide for his or her membership in the Plan;

                  (h) A "leased employee" (as defined in section 414(n) or section 414(o) of the Code) who is providing services to the Company or an Affiliated Company;

                  (i) Any employee who is covered by an individual employment contract that expressly provides he or she will not be eligible for membership in the Plan;

                  (j) An employee who is included in a group or classification of employees on the payroll of a company designated by the Board of Directors as not being eligible to participate in the Plan; or

                  (k) A Highly Compensated Employee, with respect to the eligibility to make Member Contributions or receive an allocation of Matching Contributions, Nonelective Contributions, Profit Sharing Contributions and Forfeitures only.

A member of the board of directors of the Company is not eligible for membership in the Plan unless he or she is also an Employee of the Company. The Board of Directors may on a nondiscriminatory basis, designate as an Employee a person described in (c), (d), (f) or (j) above. Such designation must be made in writing after receiving the advice of counsel.

         A "Temporary Employee" means a person who:

                      (i) Is hired to fill, for a period not to exceed 6 calendar months, a position which arises from either an emergency situation or the temporary absence of an Employee; or

                      (ii) Is subject, as a condition of such employment, to termination without prior notice at any time.

         A person's status as an Employee will be determined by the Administrative Committee, and such determination will be conclusive and binding on all persons.

         2.18 "ESP" means the Employee Savings Plan of Levi Strauss & Co. as in
               ---
effect before August 1, 1989.

         2.19 "Fair Market Value" means the value of a share of LSAI Stock,
               -----------------
determined by the latest independent appraisal of the value of LSAI Stock obtained by the Investment Committee. If LSAI Stock is offered to the public under the Registration Rights Agreement, "Fair Market Value" will mean the net proceeds realized by the Trustee in selling shares of LSAI Stock under such offering until LSAI Stock is reappraised or until a public market for LSAI Stock arises.

         2.20 "Forfeiture" means the portion of a Member's Matching Account and
               ----------
Profit Sharing Regular Account which is forfeited under Section 0. The term "Forfeiture" also includes that portion of a Member's Profit Sharing Account that was forfeited on account of the Member's separation from service before November 26, 1990, and amounts forfeited under the ESP and PSP before August 1, 1989.

         2.21 "FPSP"  means the Frozen Profit Sharing Plan of Levi Strauss & Co.
               ----
as in effect before October 1, 1988.

         2.22 "Fund" means any of the investment funds described in Section 7.1.
               ----

         2.23 "Highly Compensated Employee" means an Employee who:
               ---------------------------

               (a) During the preceding Plan Year:

                   (i) Was at any time a 5% owner of the Company or an Affiliated Company (as defined in section 416(i)(1) of the Code);

                   (ii) Received "compensation" from the Company or an Affiliated Company in excess of $75,000 (as adjusted under Regulations or rulings issued by the IRS);

                   (iii) Received "compensation" from the Company or an Affiliated Company in excess of $50,000 (as adjusted under Regulations or rulings issued by the IRS) and was in the top 20% of employees of the Company and all Affiliated Companies when ranked on the basis of "compensation" paid during such Plan Year (referred to as the "Top Paid Group" under IRS Regulations); or

                   (iv) Was at any time an officer of the Company or an Affiliated Company and received "compensation" greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code; or

               (b) During the Plan Year:

                   (i) Was at any time a 5% owner of the Company or an Affiliated Company (as defined in section 416(i)(1) of the Code); or

                   (ii) Satisfies the requirements of paragraphs (ii), (iii), or
         (iv) of Section 0(a) and is a member of the group consisting of the 100 employees of the Company and all Affiliated Companies paid the greatest "compensation" during the Plan Year.

         For purposes of determining the number of employees in the Top Paid Group for a Plan Year, the following employees, as described in section 414(q)(8) and section 414(q)(11) of the Code, will be excluded:

                   (i) Those who have not completed 6 months of service;

                   (ii) Those who normally work less than 17-1/2 hours per week;

                   (iii) Those who normally work less than 6 months during any year;

                   (iv) Those who have not attained age 21;

                   (v) Those subject to a collective bargaining agreement; and

                   (vi) Nonresident aliens who receive no earned income from sources within the United States.

         The Administrative Committee will determine whether an employee is an officer based on the responsibilities of the employee with the Company or an Affiliated Company. Of those employees determined to be officers, no more than 50 employees (or, if less, the greater of 3 employees or 10% of the employees, excluding all employees described in section 414(q)(8) and section 414(q)(11) of the Code) will be treated as officers. Further, if no officer receives the level of "compensation" described in Section 0(a)(iv), the highest paid officer of the Company and all Affiliated Companies will be treated as a Highly Compensated Employee described in Section 0(a)(iv).

         For purposes of determining whether an employee is a Highly Compensated Employee only, any person who is a member of the family of a 5% owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest "compensation" during the Plan Year:

                   (i) Will not be considered a separate employee; and

                   (ii) Any "compensation" paid to the person and any Company or Employee contributions made on behalf of the person will be treated as if it were paid to or on behalf of the 5% owner or Highly Compensated Employee.

For purposes of the immediately preceding sentence, the term "family" means, with respect to any employee, the employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         "Compensation" for purposes of this Section 0 means Total Compensation as defined in Section 0 of the Plan, determined without regard to section 125 of the Code (regarding contributions to a cafeteria plan); section 402(a)(8) of the Code (regarding contributions to a 401(k) plan) and section 402(h)(1)(B) of the Code (regarding contributions to a simplified employee pension plan); and in the case of employer contributions made under a salary reduction agreement, without regard to section 403(b) (regarding annuity contracts).

         2.24 "Highly Compensated Former Employee" means a former employee who
               ----------------------------------
separates from Service before the beginning of the Plan Year and who was a Highly Compensated Employee for either:

              (a) The employee's year of separation from Service; or

              (b) Any Plan Year ending on or after the employee's 55th birthday.

An employee who performs no services for the Company or an Affiliated Company during the Plan Year will be treated as a former employee.

         2.25 "Home Office Salary Grade" means the LS&CO. job classification
               ------------------------
system for home office employees as in effect from time to time.

         2.26 "Hour of Service" means an hour of employment for which an
               ---------------
Employee is paid or is entitled to payment for the performance of duties as determined under the Labor Department Regulations governing the computation of hours of service.

         2.27 "Inactive Member" means an individual participating in the Plan
               ---------------
under Sections 3.3, 3.5 and 4.7.

         2.28 "Insider" means a Member who is subject to Section 16(a) of the
               -------
Securities Exchange Act of 1934, as amended.

         2.29 "Investment Committee" means the committee appointed to manage and
               --------------------
and control the Plan's assets as described in Section 0.

         2.30 "Investment Manager" means a person who is appointed to direct the
               ------------------
investment of all or any part of the Trust Fund under Section 0 and is either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940 and who has acknowledged in writing that it is a fiduciary with respect to the Plan.

         2.31 "IRS" means the United States Internal Revenue Service.
               ---

         2.32 "Labor Department" means the United States Department of Labor.
               ----------------

         2.33 "LSAI Stock" means shares of common or preferred stock of Levi
               ----------
Strauss Associates Inc. that have been authorized for issuance to or ownership by the Trustee.

         2.34 "LS&CO." means Levi Strauss & Co., a Delaware corporation.
               ------

         2.35 "Matching  Account" means the account maintained for a Member to
               -----------------
hold the Member's Matching Contributions.

         2.36 "Matching Contribution" means the contribution made by the
               ---------------------
Company under Section 0.

         2.37 "Member" means a person who is either an "Active Member" who
               ------
participates in all features of the Plan or an "Inactive Member" who only participates in certain features of the Plan under Sections 0, 0 or 4.7.

         2.38 "Member Contributions" means Post-Tax Contributions and/or
               --------------------
Pre-Tax Contributions.

         2.39 "Membership Date" means the first day of each payroll period.
               ---------------

         2.40 "Misconduct" means that a person:
               ----------

              (a) Has committed an act of embezzlement, fraud or theft with respect to the property of the Company or an Affiliated Company or any person with whom the Company or an Affiliated Company does business;

              (b) Has deliberately disregarded the rules of the Company or an Affiliated Company in such a manner as to cause material loss, damage or injury to, or otherwise endanger the property or employees of the Company or an Affiliated Company;

              (c) Has made any unauthorized disclosure of any of the secrets or confidential information of the Company or an Affiliated Company;

              (d) Has engaged in any conduct that constitutes unfair competition with the Company or an Affiliated Company;

              (e) Has induced any person to breach any contract with the Company or an Affiliated Company; or

              (f) Has sold Company or an Affiliated Company products to an unauthorized account or has assisted an authorized account in wholesaling Company or an Affiliated Company products.

         2.41 "Mutual Fund" means a regulated investment company, as defined in
               -----------
section 851 of the Code.

         2.42 "Nonelective Account" means the account maintained for a Member to
               -------------------
hold the Member's Nonelective Contributions.

         2.43 "Nonelective Contribution" means the contribution made by the
               ------------------------
Company under Section 0.

         2.44 "Normal Retirement Age" means age 65.
               ---------------------

         2.45 "Participating Company" means LS&CO. or any Affiliated Company,
               ---------------------
the board of directors or equivalent governing body of which adopts the Plan and the Trust Agreement by appropriate action with the written consent of the Board of Directors. Any Affiliated Company which so adopts the Plan will be deemed to appoint Levi Strauss Associates Inc., the Administrative Committee, the Investment Committee and the Trustee as its exclusive agents to exercise on its behalf all of the power and authority conferred under this Plan, or by the Trust Agreement, upon the Company. The authority of Levi Strauss Associates Inc., the Committees and the Trustee to act as such agents will continue until the Plan is terminated as to the Affiliated Company and the relevant portion of the Trust Fund has been distributed by the Trustee as provided in Section 0.

         2.46 "Plan" means this Employee Investment Plan of Levi Strauss
               ----
Associates Inc., as amended from time to time.

         2.47 "Plan Benefit" means the benefit distributable to a Member or
               ------------
Beneficiary under Section 0.

         2.48 "Plan Year" means the annual period corresponding to LS&CO.'s
               ---------
fiscal year for federal income tax purposes.

         2.49 "Post-Tax Account" means the account maintained for a Member to
               ----------------
hold the Member's Post-Tax Contributions.

         2.50 "Post-Tax Contributions" means the post-tax contributions made by
               ----------------------
a Member under Section 0.

         2.51 "Pre-Tax Account" means the account maintained for a Member to
               ---------------
hold the Member's Pre-Tax Contributions.

         2.52 "Pre-Tax Contributions" means the contributions made to the Plan
               ---------------------
on behalf of a Member under Section 0.

         2.53 "Profit Sharing 401(k) Account" means the account maintained for
               -----------------------------
the Member consisting of Profit Sharing Contributions which the Member could have elected to receive in cash under Section 0.

         2.54 "Profit Sharing Regular Account" means the account maintained for
               ------------------------------
a Member consisting of Profit Sharing Contributions which the Member could not have elected to receive in cash under Section 0.

         2.55 "Profit Sharing Contribution" means the contribution made by the
               ---------------------------
Company under Section 0.

         2.56 "PSP" means the Profit Sharing Plan of Levi Strauss & Co. as in
               ---
effect before October 1, 1988.

         2.57 "Qualified Domestic Relations Order" means a Domestic Relations
               ----------------------------------
Order that satisfies the requirements described in Section 0.

         2.58 "Qualified Member" means a Member who has reached age 63, or who
               ----------------
has reached age 53 and completed at least 13 Years of Service.

         2.59 "Quarter" means each quarter of the calendar year.
               -------

         2.60 "Registration Rights Agreement" means the registration rights
               -----------------------------
agreement entered into by Levi Strauss Associates Inc. and the Trustee, as amended from time to time, under which the Trustee may require Levi Strauss Associates Inc. under certain circumstances to register LSAI Stock under the Securities Act of 1933.

         2.61 "Regulations" means the applicable regulations issued under the
               -----------
Code or the Act by the IRS or the Labor Department or any other governmental authority and any temporary rules promulgated by such authorities pending the issuance of such regulations.

         2.62 "Required Beginning Date" generally means April 1 of the calendar
               -----------------------
year following the calendar year in which the Member attains age 70-1/2. However, the Required Beginning Date for a Member who is not a 5% owner, within the meaning of section 416(i)(1)(B)(i) of the Code, who attained age 70-1/2 during 1988 and had not retired by the Effective Date, will be April 1, 1990. In addition, the Required Beginning Date for a Member who attained age 70-1/2 before January 1, 1988, and who was not a 5% owner, within the meaning of section 416(i)(1)(B)(i) of the Code, during any Plan Year ending with or within the Plan Year in which he or she reached age 66-1/2, or any subsequent year, is the April 1 following the later of the calendar year in which the Member reaches
                          -----
age 70-1/2 or retires. Lastly, the Required Beginning Date for a Member who filed a written election under section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 before January 1, 1984, will be the date specified in such election if the election satisfies all of the applicable requirements specified by the IRS, as determined by the Administrative Committee.

         2.63 "Retiree Coordinator" means a retired Employee of the Company who
               -------------------
resumes employment with the Company or an Affiliated Company on a temporary basis for the purpose of providing personal relations type services to other retired employees of the Company or an Affiliated Company.

         2.64 "Rollover Account" means the account maintained for a Member to
               ----------------
hold the Member's Rollover Contributions.

         2.65 "Rollover Contributions" means the rollover contributions made by
               ----------------------
a Member under Section 0.

         2.66 "Service" means employment (whether or not as an Employee) with
               -------
the Company or an Affiliated Company. Service will begin on the date an Employee first performs 1 Hour of Service for the Company or an Affiliated Company. Service will end on the earlier of:
                        -------

              (a) The date the Employee retires;

              (b) The date the Employee dies;

              (c) The date the Employee terminates employment; or

              (d) The first anniversary of the date the Employee is absent from Service for any other reason (e.g. an authorized leave of absence as described in paragraphs (i) and (ii), etc. below).

         Subject to any applicable rules of the Administrative Committee (which rules will be uniformly applicable to all Employees similarly situated), Service includes:

                  (i)  Periods of vacation;

                  (ii) Periods of absence whether or not the Employee is paid, not to exceed 12 calendar months, authorized by the Company for sickness, temporary disability or personal reasons;

                  (iii) Periods of service in the Armed Forces of the United States, if and to the extent required by the Military Selective Services Act, as amended, or any other federal law of similar import; provided that the Employee returns to Service with the Company or an Affiliated Company within the time his or her employment rights are protected by such law; and

                  (iv) Any period of 12 consecutive months or less, beginning on the first day of a month after a Member terminates employment and ending on the last day of the month preceding the Member's reemployment date, if the Member performs at least 1 Hour of Service within the first month of reemployment.

         If an Employee is on a leave of absence for more than 12 months, the Employee will be deemed to have quit and terminated Service as of the end of such 12 month period if the Employee fails to abide by the terms and conditions of such leave (which may include a requirement of reemployment), as established from time to time by the Administrative Committee. If an Employee retires, dies or terminates employment while on leave of absence, vacation, holiday or jury duty or while disabled or sick, his or her Service will terminate on the earlier
                                                                         -------
of:

                  (i)  The date of such retirement, death or termination; or

                  (ii) 12 months after the start of a leave, vacation or holiday or onset of disability or sickness.

         All Service will be aggregated, whether or not such Service is performed consecutively, and every partial month will be deemed to be one full month of Service.

         An Employee's Period of Service will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

         2.67 "Surviving Spouse" means, with respect to any deceased member, the
               ----------------
individual (if any) who is considered to be the spouse of such Member under local law at the time of such Member's death.

         2.68 "Total Compensation" means all wages, salaries, and fees for
               ------------------
professional services and other amounts received during the Plan Year for personal services actually rendered in the course of employment with the Company or an Affiliated Company (including, but not limited to, commissions paid sales representatives, account executives and account managers, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and other expenses under a nonaccountable plan as described in section 1.62 of the Code) determined without regard to any exclusions from income under section 931 and section 933 of the Code. "Total Compensation" will also include:
                                            -------

              (a) In the case of a Member who is an employee within the meaning of section 401(c) of the Code, the Member's earned income (as described under section 401(c)(2) of the Code) determined without regard to any exclusions from gross income similar to those under section 931 and section 933 of the Code;

              (b) Any foreign earned income as defined under section 911(b) of the Code, regardless of whether such income is excludable from the gross income of the Member under section 911 of the Code;

              (c) Amounts described in sections 104(a)(3), 105(a) and 105(b) of the Code, but only to the extent that such amounts are includable in the gross income of the Member;

              (d) Amounts paid or reimbursed by the Company or an Affiliated Company for moving expenses incurred by the Member, but only to the extent that such amounts are not deductible by the Member under section 217 of the Code;

              (e) The value of a nonqualified stock option granted to the Member by the Company or an Affiliated Company, but only to the extent that the value of the option is includable in the gross income of the Member for the taxable year when granted; and

              (f) The amount includable in the gross income of the Member upon making an election described in section 83(b) of the Code.

         "Total Compensation" will not include:
                                   -----------

              (a) Company contributions to a plan of deferred compensation that, to the extent that before the application of the limitations under section 415 of the Code to that plan, the contributions are not includable in the Member's gross income for federal income tax purposes in the taxable year of the Member in which the contributions are made;

              (b) Company contributions under a simplified employee pension plan described in section 408(k) of the Code to the extent that such contributions are not considered as compensation for the taxable year in which contributed;

              (c) Any distributions from a plan of deferred compensation regardless of whether such amounts are includable in gross income of the Member for federal income tax purposes in the taxable year of distribution;

              (d) Amounts realized from the exercise of a nonqualified stock option;

              (e) Amounts realized when restricted stock (or property) held by the Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

              (f) Amounts realized from the sale, exchange or other distribution of stock acquired under an incentive stock option; and

              (g) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Member) or contributions made by an employer (whether or not under a salary reduction arrangement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excluded from the gross income of the Member.

         For Plan Years beginning on and after the Effective Date, Total Compensation in excess of $200,000 or any successor limitation as provided for the Plan Year in Section 401(a)(17) of the Code, (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Total Compensation of a Member, the family aggregation rules under section 414(q) of the Code will apply, except that in applying those rules, the term "family" will only include the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

        2.69 "Totally and Permanently Disabled" means the Member is eligible to
              --------------------------------
receive disability benefits under the Federal Social Security Act or, alternatively, has been determined to be totally and permanent disabled by the Administrative Committee based on competent medical evidence.

         2.70 "Trust Agreement" means the trust agreement or agreements between
               ----------------
Levi Strauss Associates Inc. and a Trustee under which the assets of the Plan are managed.

         2.71 "Trust Fund" means the trust fund or funds consisting of the
               ----------
assets of the Plan and maintained by the Trustee under the Plan and Trust Agreement.

         2.72 "Trustee" means the trustee or trustees of the Trust Fund.
               -------

         2.73 "Valuation Date" means any business day.
               --------------

         2.74 "Vested Interest" means the nonforfeitable interest of a Member in
               ---------------
a particular Account, determined in accordance with Section 0.

         2.75 "Year of Service" means a 12 month period of Service in which the
               ---------------
Member has Service under Section 0. A Member's Years of Service will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

SECTION 3   MEMBERSHIP AND TRANSFER.
---------   -----------------------

         3.1 Commencement of Membership. Each Employee who was a Member in the
             --------------------------
Plan on the Effective Date will continue to be a Member. Each Employee who was not a Member in the Plan on the Effective Date, will become a Member in the Plan on the first day of the pay period coinciding with or next following the day on which he or she completes a Year of Service. Upon becoming a Member, an Employee will designate a Beneficiary under Section 0 and Section 0.

         3.2 Rehired and Transferred Employees. A former Employee who is
             ---------------------------------
rehired, will be eligible to begin or resume membership in the Plan on the first day of the first pay period coinciding with or next following the date he or she attains or returns to the status of an Employee and has completed a Year of Service. Similarly, an employee of the Company or an Affiliated Company who becomes an Employee after the Membership Date following his or her completion of a Year of Service, will be eligible to begin or resume membership in the Plan on the first day of the first pay period coinciding with or next following the date he or she attains or returns to the status of an Employee.

         3.3 Suspension of Membership. A Member's membership in the Plan will be
             ------------------------
suspended under the applicable paragraph (a) or (b) below.

             (a) Change in Employment Status. A Member's membership in the Plan
                 ---------------------------
will be suspended for any period during which the Member is an employee of the Company or an Affiliated Company but not an Employee. A Member whose participation is suspended under this Section 0 may not make Member Contributions or receive any allocation of Nonelective Contributions, Profit Sharing Contributions or Forfeitures with respect to the period of suspension.

             (b) Withdrawals from Post-Tax Account. A Member's membership in the
                 ---------------------------------
Plan will be suspended for at least 3 fiscal months following certain withdrawals from his or her Post-Tax Account as provided in Section 0. A Member whose Membership is suspended under this Section 0 may not make Member Contributions, but may receive an allocation of Nonelective Contributions, Profit Sharing Contributions or Forfeitures with respect to the period of suspension.

A suspended Member's Accounts will continue to share in the income, gains, losses and expenses of the Trust Fund.

         3.4 Termination of Membership. A Member's membership in the Plan will
             -------------------------
end when his or her Plan Benefit has been distributed or on the date of his or her death, whichever occurs first.

         3.5 Highly Compensated Employees. Any Employee who is a Highly
             ----------------------------
Compensated Employee will only be eligible for membership in the Plan as an Inactive Member, provided that he or she otherwise satisfies the eligibility requirements of Section 0. An Inactive Member will not be eligible to make Member Contributions under Section 0 of the Plan or to receive any allocation of Matching Contributions, Nonelective Contributions, Profit Sharing Contributions or Forfeitures under Section 0 and Section 0 of the Plan. An Inactive Member will, however, be eligible to:

                  (a) Make Rollover Contributions to the Plan under Section 0;

                  (b) Direct the investment of his or her Accounts under Section 0;

                  (c) Make withdrawals from his or her Accounts under Section 0; and

                  (d) Obtain Plan loans under Section 0.

An Inactive Member will continue to be subject to the remaining provisions of the Plan. The Administrative Committee will periodically determine whether Members in the Plan are Highly Compensated Employees and any such Member's status will change from an Active Member to an Inactive Member as soon as practicable after the Administration Committee makes such determination.

SECTION 4   MEMBER CONTRIBUTIONS.
---------   --------------------

         4.1 Election to Make Contributions. A Member whose membership is not
             ------------------------------
suspended under Section 0 or Section 0 may elect, as of the first day of any pay period in any month, to begin making Member Contributions to the Plan in 1% increments, up to a maximum of 10% of his or her Compensation. The Member may elect to make such Member Contributions either as Pre-Tax Contributions or as Post-Tax Contributions. A Member's election to make Pre-Tax Contributions will constitute an election (for federal tax purposes and, wherever permitted, for state and local tax purposes) to have his or her taxable Compensation reduced by the amount of all Pre-Tax Contributions.

         4.2 Maximum Pre-Tax Contributions. The sum of a Member's Pre-Tax
             -----------------------------
Contributions to the Plan for any calendar year and the portion of the Member's Profit Sharing Contribution which the Member could have received in cash during such calendar year (if the Member does not elect to receive such portion under Section 0) will not exceed $7,000 (as adjusted under section 402(g)(5) of the Code for cost of living increases). If any Member's Pre-Tax Contributions are affected by this limitation, the Member will continue to make such contributions as Post-Tax Contributions to the Plan unless the Member elects to suspend such Contributions as provided in Section 0.

         4.3 Change or Suspension of Contributions. A Member, at any time, may
             -------------------------------------
change the rate of his or her Member Contributions within the percentage limitation described in Section 0 or may change the nature of such Member Contributions as Pre-Tax Contributions or Post-Tax Contributions by filing the prescribed form with the Administrative Committee, or by utilizing such other notification procedure as is prescribed by the Administrative Committee. A Member may suspend all Member Contributions by filing the prescribed form with the Administrative Committee, or by utilizing such other notification procedure as is prescribed by the Administrative Committee. Such changes in rate or nature of contributions or suspension will be effective as soon as reasonably practicable after the date the form is filed with or notice is received by the Administrative Committee.

         4.4 Resumption of Contributions. A Member who has suspended all Member
             ---------------------------
Contributions under Section 0 may resume Member Contributions at any time by filing the prescribed advance notice with the Administrative Committee. The resumption in contributions will be effective as soon as reasonably practicable after the applicable notice is received by the Administrative Committee.

         4.5 Withholding and Deposit With Trustee; Crediting Accounts. All
             --------------------------------------------------------
Member Contributions to the Plan will be withheld through payroll deductions from the Member's Compensation and will be paid to the Trustee as soon as reasonably practicable following the end of the pay period in which they are withheld. A Member's Pre-Tax Contributions will be credited to his or her Pre-Tax Account and the Member's Post-Tax Contributions will be credited to his or her Post-Tax Account.

         4.6 Distribution of Excess Contributions and Deferrals.
             --------------------------------------------------

             (a) Excess Contributions. If a Member who is a Highly Compensated
                 --------------------
Employee makes Pre-Tax Contributions which constitute "Excess Contributions" (as defined in section 401(k)(8)(B) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) with respect to a Plan Year, such Excess Contributions (and the earnings on such contributions) will be distributed to the Member after the end of such Plan Year. Such distribution will be made as soon as administratively practicable, but in no event later than the end of the next Plan Year. Pre-Tax Contributions and any earnings on such contributions directed by the Highly Compensated Employees having the highest rate of Pre-Tax Contributions (as a percentage of Compensation) will be refunded first under the provisions of the applicable Regulations. Any refund of Pre-Tax Contributions and earnings on such contributions will be limited to the amount that, in the judgment of the Administrative Committee, will result in the Plan satisfying the requirements of section 401(k)(3)(A) of the Code. Nonelective Contributions which are considered elective contributions under section 1.401(k)-1(g)(7)(i) of the Code shall be handled as Pre-Tax Contributions under this Section 4.6(a).

             (b) Excess Deferrals. If a Member makes Pre-Tax Contributions which
                 ----------------
constitute "Excess Deferrals" (as defined in section 402(g)(2)(A) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) to one or more plans with respect to a calendar year, the Member may allocate the Excess Deferrals among the plans to which such deferrals were made and notify the Administrative Committee in writing by March 1 of the next calendar year of the Excess Deferrals allocated to the Plan. Upon the Administrative Committee's receipt of such notice, the amount of the Excess Deferrals designated by the Member (and any earnings on such amount) will be distributed to the Member by April 15 of such year.

             (c) Excess Aggregate Contributions. If a Member who is a Highly
                 ------------------------------
Compensated Employee makes Post-Tax Contributions which constitute "Excess Aggregate Contributions" (as defined in section 401(m)(6)(B) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) with respect to a Plan Year, such Excess Aggregate Contributions (and any earnings on such contributions) will be distributed to the Member by the end of the next Plan Year. Post-Tax Contributions and any earnings on such contributions directed by the Highly Compensated Employees having the highest rate of Post-Tax Contributions (as a percentage of Compensation) will be refunded first under the provisions of applicable Regulations. Any refund of Post-Tax Contributions and earnings will be limited to the amount that, in the judgment of the Administrative Committee, will result in the Plan satisfying the requirements of section 401(m)(3) of the Code.

         4.7 Rollover Contributions. An Employee may make a Rollover
             ----------------------
Contribution to the Plan in an amount equal to all or part of a previous distribution from a plan that, at the time of the distribution, met the requirements of section 401(a) of the Code. The Rollover Contribution must be made in cash within 60 days after its receipt by the Employee either from the qualified plan or from an individual retirement account which meets the requirements of section 408 of the Code and has only been used to hold qualified plan distributions. A Rollover Contribution will be permitted only if the Employee establishes that:

             (a) The Rollover Contribution includes no assets other than those attributable to employer contributions, earnings on employer contributions and earnings on employee contributions under plans qualified under section 401(a) of the Code; and

             (b) If the amount was received by the Employee from a qualified plan, the Rollover Contribution qualifies as an "eligible rollover distribution" under section 402(c)(4) of the Code; or

             (c) If the amount was received by the Employee from an individual retirement account, which contains funds described in Section 4.7(a) only, the distribution from such account represented a total distribution of such account.

The Rollover Contribution will be paid to the Trustee as soon as practicable, credited to the Employee's Rollover Account and invested as described in Section
7. If it is determined that a Member's Rollover Contribution mistakenly failed to qualify under the Code as a tax-free rollover, then the balance in the Member's Rollover Account attributable to the mistaken contribution immediately will be segregated from all other Plan assets, treated as a nonqualified trust established by and for the benefit of the Member, and distributed to the Member. Such a mistaken contribution will be deemed never to have been a part of the Plan.

SECTION 5   MATCHING AND NONELECTIVE CONTRIBUTIONS.
---------   --------------------------------------

         5.1 Matching Contribution. Except as provided below, for each period
             ---------------------
(an "Accumulation Period") during a Plan Year with respect to which a transfer of Member Contributions to the Stock Fund is permitted in accordance with
Section 7.2(b), the Company will make a Matching Contribution to the Plan in an amount equal to 50% of each Member's Member Contributions for the Accumulation Period. The Matching Contribution will be reduced by any amount which cannot be allocated to the Member because of the contribution limitation described in
Section 0, or with respect to territory managers, account executives and account managers only, the limit on Compensation under Section 0. The Board of Directors may determine in its sole discretion that:

             (a) No Matching Contribution will be made for a particular Plan Year or portion of a Plan Year;

             (b) A lesser Matching Contribution will be made, in view of Company performance, and economic and financial conditions prevailing and anticipated at the time; or

             (c) A greater Matching Contribution will be made for a particular Plan Year or portion of a Plan Year.

          No Matching Contribution will be made for a Member unless he or she:

             (a) Is an Employee on the last day of the final preceding payroll period with respect to which a Member may make a Contribution which would be matched by a portion of such Matching Contribution; or

             (b) Ceased to be an Employee during the Plan Year:

                 (i) After attaining age 55 and completing 15 years of Service;

                 (ii)  After attaining Normal Retirement Age;

                 (iii) By reason of death; or

                 (iv)  By reason of Total and Permanent Disability,

and his or her Accounts have not been distributed under Section 0.

         The Matching Contribution may be made in the form of cash or in the form of shares of LSAI Stock, or a combination of both.

         5.2 Nonelective Contribution. In order to enable the Plan to satisfy
             ------------------------
the provisions of section 401(k) or section 401(m) of the Code, the Company may elect to make a Nonelective Contribution to the Plan for each Plan Year in an amount, if any, as the Board of Directors in its sole discretion may determine. Except to the extent necessary to satisfy the requirements of section 401(k) or section 401(m) of the Code, no Nonelective Contribution will be made for a Member unless he or she:

             (a) Is an Employee on the date as of which a Nonelective Contribution is allocated; or

             (b) Ceased to be an Employee during the Plan Year:

                 (i) After attaining age 55 and completing 15 years of Service;

                 (ii)  After attaining age 65;

                 (iii) By reason of death; or

                 (iv)  By reason of Total and Permanent Disability,

and his or her Accounts have not been distributed under Section 0.

         The Nonelective Contribution may be made in the form of cash or in the form of shares of LSAI Stock, or a combination of both.

         5.3 Deposit with Trustee; Crediting Accounts. The Matching Contribution
             ----------------------------------------
for any Accumulation Period will be paid to the Trustee at the time when Member Contributions designated for investment in the Stock Fund may be transferred to the Stock Fund under Section 0 and will be allocated among Members in proportion to their Member Contributions during the Accumulation Period to any Fund. A Member's share of the Matching Contribution will be allocated and credited to the Member's Matching Account as of the earlier of:
                                        -------

             (a) The date the Matching Contribution is made to the Plan; or

             (b) The end of the Plan Year during which the Member Contributions with respect to which such Matching Contribution is made.

Forfeitures arising under Section 0 with respect to any Member's Matching Account during a Plan Year will be allocated among other Members as an additional Matching Contribution for such Plan Year and credited to such Members' Matching Accounts.

         The Nonelective Contribution will be paid to the Trustee after such contribution is authorized by the Board of Directors, but no later than 12 months after the end of the Plan Year in which such contribution is made. The amount allocated to each Member's Nonelective Account will be determined by the Board of Directors, or if the Board declines to make such determination, the Administrative Committee. A Member's Nonelective Contribution will be allocated and credited to the Member's Nonelective Account as of the end of the Plan Year with respect to which the Nonelective Contribution is made. Nothing in this
Section 0 will be construed as requiring an allocation of a Nonelective Contribution to be made on behalf of any Highly Compensated Employee within the meaning of section 401(k) or section 401(m) of the Code.

         5.4 Curtailment or Distribution from Plan of Excess Aggregate
             ---------------------------------------------------------
Contributions. If any Matching Contribution and/or Nonelective Contribution
-------------
otherwise allocable to a Member who is a Highly Compensated Employee would constitute an "Excess Aggregate Contribution" (as defined in section 401(m)(6)(B) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) with respect to the Plan Year, then:

             (a) The Matching Contribution and/or Nonelective Contribution will not be made to the Plan, if the Matching Contribution and/or Nonelective Contribution has not been made to the Plan as of the date on which the Matching and/or Nonelective Contributions are determined to constitute an Excess Aggregate Contribution; or

             (b) The Matching Contribution and/or Nonelective Contribution (and any earnings on such contributions) will be distributed to the Member by the end of the next Plan Year, if the Matching Contribution and/or Nonelective Contribution has been made to the Plan before the date on which the Matching and/or Nonelective Contributions are determined to constitute an Excess Aggregate Contribution.

         The Matching Contribution and/or Nonelective Contribution made on behalf of Highly Compensated Employees having the highest rate of Matching Contribution and/or Nonelective Contribution will be reduced and/or distributed first, under the terms of the applicable Regulations. Any reduction and/or distribution of a Matching Contribution and/or Nonelective Contribution made will be limited to the amount which, in the judgment of the Administrative Committee, is expected to meet the requirements of section 401(m)(6)(B) of the Code.

SECTION 6   PROFIT SHARING CONTRIBUTION.
---------   ---------------------------

         6.1 Amount and Form. The Company may make a Profit Sharing Contribution
             ---------------
to the Plan for each Plan Year in such amount as may be determined by the Board of Directors. The Profit Sharing Contribution will be reduced by:
                                                      -------

             (a) An amount equal to the Forfeitures attributable to Members' Profit Sharing Accounts that were allocated to Members for the preceding Plan Year; and

             (b) The amount which Members elect to receive directly in cash under Section 0.

No Profit Sharing Contribution will be made for any Plan Year if such contribution would result in the Plan failing to satisfy the requirements of section 410(b) of the Code. The Profit Sharing Contribution may be made in the form of cash, in the form of other property acceptable to the Trustee, or a combination of both.

         6.2 Cash Election by Members. Each Member who is an Employee may elect
             ------------------------
to receive as a direct cash payment from the Company an amount the Administrative Committee estimates would equal 1/3 of the Profit Sharing Contribution and Forfeitures, if any, otherwise allocable to the Member's Profit Sharing Account for such Plan Year under Section 0. A Member must make an election to receive a cash payment by filing the prescribed form with the Administrative Committee by a date determined by the Administrative Committee which is no later than the last day of a Plan Year. No cash payment will be made to a Member who does not make a timely election to receive such payment. A Member will be deemed to have elected to have received a cash payment if the Member ceases to be an employee after the last working day of the Plan Year but before the date such cash payment is made or, alternatively, is receiving no Compensation from the Company or an Affiliated Company for services as an employee on such date.

         6.3 Deposit With Trustee; Crediting Accounts. The Profit Sharing
             ----------------------------------------
Contribution for any Plan Year will be paid to the Trustee on or before the due date (including extensions) for filing the Company's consolidated federal income tax return for such Plan Year. The Profit Sharing Contribution for a Plan Year will be allocated among Members who are Employees on the last working day of such Plan Year in proportion to each such Member's Compensation for such Plan Year including, in the case of a Member who was a Member for only part of the Plan Year, amounts that would have been Compensation if the Member had been a Member for the full Plan Year. Subject to Section 0, a Member's share of the Profit Sharing Contribution will be credited to the Member's Profit Sharing 401(k) Account and/or Profit Sharing Regular Account, as appropriate.

         Except as provided in the next following sentence, forfeitures arising under Section 0 with respect to any Member's Profit Sharing Account during a Plan Year will be allocated among other Active Members who are Employees on the last working day of such Plan Year as a Profit Sharing Contribution for such Plan Year and, will be credited to such Active Members' Profit Sharing 401(k) Account or Profit Sharing Regular Account, as appropriate. However, in the Plan Year ending in 1994, forfeitures under Section 11.1 as of June 30, 1994, will be allocated among Active Members who are employees on June 30, 1994 (and credited as provided in the immediately preceding sentence), and forfeitures under
Section 11.1 with respect to a Member's Profit Sharing Account as of the end of the Plan Year ending in 1994 will be allocated among Active Members who are employees on the last working day of the Plan Year (and credited as provided in the immediately preceding sentence).

         6.4 Distribution of Excess Contributions and Deferrals.
             --------------------------------------------------

             (a) Excess Contributions. To the extent that a Member who is a
                 --------------------
Highly Compensated Employee does not elect to receive a portion of the Profit Sharing Contribution for a Plan Year in cash under Section 0 and such portion would constitute an "Excess Contribution" (as defined in section 401(k)(8)(B) of the Code and the Regulations under such Code section which are expressly incorporated by this reference) with respect to such Plan Year, the amount of the Member's Profit Sharing Contribution as may constitute an Excess Contribution will be paid directly to the Member after the end of such Plan Year as if the Member had elected to receive such portion in cash under Section 0. Such distribution will be made as soon as administratively practicable, but in no event later than the end of the next Plan Year. The Profit Sharing Contribution and any earnings on such contribution allocated to Highly Compensated Employees having the highest rate of Profit Sharing Contribution (as a percentage of Compensation) will be distributed first under the provisions of the applicable Regulations. Any distribution of the Profit Sharing Contribution and earnings will be limited to the amount that, in the judgement of the Administrative Committee, will result in the Plan satisfying the requirements of section 401(k)(8)(B) of the Code.

             (b) Excess Deferral. To the extent that a Member does not elect to
                 ---------------
receive a portion of the Profit Sharing Contribution otherwise payable directly to the Member during a calendar year under Section 0 and such portion would constitute an "Excess Deferral" (as defined in section 402(g)(2)(A) of the Code) with respect to such calendar year, such portion as may constitute an Excess Deferral will be paid directly to the Member as if the Member had elected to receive such portion in cash under Section 0. Such distribution will be made by April 15 of the next calendar year.

SECTION 7   TRUST FUND, INVESTMENTS AND INVESTMENT DIRECTIONS.
---------   -------------------------------------------------

         7.1 Trust Fund.
             ----------

             (a) In General. All contributions to the Plan will be held by the
                 ----------
Trustee for investment and reinvestment as part of the Trust Fund under the Trust Agreement. The Trust Fund will consist of the Funds designated on Appendix C to the Plan. One of such Funds will be designated as the Fund which will hold Member Contributions designated for potential investment in the Stock Fund (the "Holding Account").

             (b) Stock Fund. One of the Funds available for investment of the
                 ----------
Trust Funds will be the Stock Fund. The Stock Fund will be invested and reinvested in LSAI Stock to the extent LSAI Stock is available for purchase by the Trustee in accordance with Section 0, and in cash or interest-bearing short-term debt obligations of any kind (i) pending investment in LSAI Stock or (ii) to the extent required to pay expenses of the Plan or meet anticipated cash distributions to Members and Beneficiaries, as determined and directed by the Administrative Committee. The Stock Fund will consist of all Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Stock Fund investments, contributions to be invested in the Stock Fund and proceeds from the sale or redemption of Stock Fund investments.

         7.2 Investment of Contributions. A Member's share of any Profit Sharing
             ---------------------------
Contribution and Forfeitures under Section 5.3 allocated to his or her Profit Sharing 401(k) Account and Profit Sharing Regular Account and all Member Contributions will be deposited in the Fund designated by the Member for such investment in 1% increments (provided, however that these allocations will be in 20% increments until the end of the Blackout Period commencing on August 1,
1994) of such contribution as directed by the Member in accordance with procedures established by the Administrative Committee. A Member's investment directions will remain in effect until changed by the Member. If the Member fails to file any investment directions, his or her share of any Profit Sharing Contribution allocated to his or her Profit Sharing 401(k) Account and Profit Sharing Regular Account and his or her Member Contributions will be deposited in the Fund designated in Appendix C for investment of contributions for which no investment direction has been received. All Matching Contributions and Forfeitures under Section 6.3, if any, and Nonelective Contributions will be deposited in the Stock Fund.

         Generally, twice each Plan Year, the Investment Committee will obtain an independent appraisal of the Fair Market Value of LSAI Stock. The Investment Committee will notify the Trustee of such Fair Market Value promptly after completion of the appraisal.

             (a) If Fair Market Value of LSAI Stock Exceeds Adequate
                 ---------------------------------------------------
Consideration. If the Trustee determines that the Fair Market Value of LSAI
-------------
Stock exceeds "Adequate Consideration" for such LSAI Stock within the meaning of section 3(18) of the Act, all Member Contributions that are held in the Holding Account and any earnings on such contributions will be transferred to an alternative Fund as designated by the Member, and no Matching Contribution will be made with respect to such Member Contributions unless the Investment Committee effects a "Suspension" as described below.

         The Investment Committee will effect a Suspension, in its sole discretion, by determining that the Member Contributions held in the Holding Account and earnings on such contributions will remain in the Holding Account rather than be transferred to another Fund. If the Investment Committee effects a Suspension, the Administrative Committee, in such manner and under such procedures as it deems appropriate, will promptly provide Members whose Member Contributions and earnings are subject to the Suspension the opportunity to elect whether such amounts will remain held in the Holding Account. If the Member fails to file an election on the prescribed form by the date determined by the Administrative Committee, such amounts will remain in the Holding Account subject to the remaining provisions of the Plan. If a Member elects to have such amounts transferred to another Fund, such amounts will be transferred to such other Fund.

             (b) If Fair Market Value of LSAI Stock Does Not Exceed Adequate
                 -----------------------------------------------------------
Consideration. Conversely, if the Trustee determines that the Fair Market Value
-------------
of LSAI Stock does not exceed Adequate Consideration for such stock, the Administrative Committee will notify Members of such Fair Market Value. Each Member who has Member Contributions held in the Holding Account will have the opportunity to elect to have such Member Contributions and any earnings on such contributions transferred to any Fund in 1% increments of such Member Contributions and earnings. If a Member files such an election in the prescribed manner by the date determined by the Administrative Committee, the Member's Member Contributions that are invested in the Holding Account and any earnings on such contributions will be transferred to the Fund or Funds elected by the Member. If a Member fails to file such an election by the date determined by the Administrative Committee, the Member's Member Contributions that are held in the Holding Account and any earnings on such contributions automatically will be transferred to the Stock Fund. At the time when Member Contributions and earnings are transferred to the Stock Fund, the Company will make a Matching Contribution under Section 0 unless the Board of Directors determines that no Matching Contribution will be made.

         The Trustee will seek to acquire LSAI Stock for the Stock Fund at a price no greater than Fair Market Value, to the extent that any cash Matching Contributions and Forfeitures and Nonelective Contributions deposited in the Stock Fund and Member Contributions transferred to Stock Fund exceed the cash requirements of the Stock Fund as determined by the Administrative Committee. The Trustee may acquire LSAI Stock from a "Party-in-Interest" (as defined in section 3(14) of the Act) or a "Disqualified Person" (as defined in section 4975(e)(2) of the Code) for no more than Adequate Consideration in accordance with the requirements of section 408(e) of the Act.

         7.3 Reinvestment of Accounts. A Member may elect to change the
             ------------------------
investment of his or her Accounts under the applicable paragraph (a) or (b), subject to the limitations of paragraphs (c) and (d).

             (a) General Rules Regarding Reinvestment of Accounts. On any
                 ------------------------------------------------
business day, a Member may elect to transfer amounts invested in any Fund other than the Stock Fund among such Funds in 1% increments of the balance credited to the Member's Accounts invested in such

Funds as of such day. A Member's election must be made in a manner prescribed by the Administrative Committee.

             (b) Rules Regarding Reinvestment of Accounts by Qualified Members.
                 -------------------------------------------------------------
As of any business day, a Qualified Member (i.e., any Member who has reached age
                                            ----
63, or attained age 53 and completed at least 13 Years of Service) may elect to have amounts credited to his or her Accounts invested in the Stock Fund transferred to any other Fund in 1% increments by filing the notice prescribed by the Administrative Committee. A Qualified Member may make only 1 such election in any Plan Year.

             (c) Certain Limitations on Reinvestments by Insiders. A Qualified
                 ------------------------------------------------
Member who is an Insider may reinvest amounts credited to his or her Accounts invested in the Stock Fund only by making an irrevocable election to reinvest within the period beginning on the 3rd business day following the date for the release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 under the Securities Exchange Act of 1934 and ending on the 12th business day following such date.

             (d) Certain Limitations on Reinvestments Due to Liquidity of the
                 ------------------------------------------------------------
Trust Fund. The Investment Committee may determine that it is not feasible for
----------
the Trustee to prudently liquidate and transfer the necessary amount from one Fund to another in accordance with Members' reinvestment elections. If the Investment Committee so determines, it will advise the Administrative Committee which will direct that such steps be taken as it considers necessary or desirable for the protection of Members' Accounts, including a pro rata reduction in the amount transferred with respect to each Member, or the scheduling of transfers over a period consistent with prudent liquidation.

         7.4 Investment by Alternate Payees. The Administrative Committee will
             ------------------------------
determine, in its sole and absolute discretion, if an Alternate Payee is entitled to a portion of a Member's Accounts under the terms of a Qualified Domestic Relations Order. If the Administrative Committee so determines, it will segregate the Alternate Payee's portion of the Member's Accounts into a separate Matching Account, Nonelective Account, Post-Tax Account, Pre-Tax Account, Profit Sharing Account and Rollover Account as appropriate. The Alternate Payee will only be entitled to direct the investment of his or her Accounts under the provisions of this Section 0 in the same manner, at the same times, and subject to the same conditions as Members in the Plan.

         7.5 Allocation of Voting Rights. Except as specifically authorized in
             ---------------------------
this Section 0, the Trustee will vote all shares of LSAI Stock held in the Trust Fund at the direction of the Investment Committee.

         If the stockholders of Levi Strauss Associates Inc. are entitled to vote with respect to any of the following matters, then only in connection with such matters, the Trustee will vote the shares of LSAI Stock held in the Trust Fund in accordance with the Members' directions to the Trustee as provided in
Section 0:

                  (a) Any merger or consolidation of Levi Strauss Associates Inc. with any other corporation, unless the stockholders of Levi Strauss Associates Inc. immediately before the merger or consolidation would own (immediately after the merger or consolidation) equity securities of the surviving corporation or acquiring corporation or a parent entity possessing more than 5/6 of the voting power of the surviving corporation or acquiring corporation or parent entity;

             (b) Any plan of complete liquidation of Levi Strauss Associates
Inc.;

             (c) Any dissolution of Levi Strauss Associates Inc.; or

             (d) Any plan or agreement for the sale or disposition by Levi Strauss Associates Inc. of all or substantially all of its assets, unless the stockholders of Levi Strauss Associates Inc. immediately before the sale or disposition would own (immediately after the sale or disposition) equity securities of the acquiring entity or a parent entity possessing more than 5/6 of the voting power of the acquiring entity or parent entity.

         7.6 Exercise of Voting Rights. When Members are entitled to direct the
             -------------------------
voting of LSAI Stock under Section 0, each Member will be entitled to direct the Trustee with respect to the voting of all whole and fractional shares of LSAI Stock which are allocated to his or her Accounts (or represented by units allocated to such Accounts) as of the last Valuation Date coinciding with or preceding the applicable record date. The Administrative Committee will conclusively determine the number of the shares of LSAI Stock that are subject to each Member's voting instructions and will advise the Trustee accordingly.

         Before any annual or special meeting at which LSAI Stock will be voted on the matters described in Section 0, the Board of Directors will cause to be delivered to each Member the proxy statement and any related materials prepared for holders of LSAI Stock, a request for written voting instructions, and the voting instructions form prescribed by the Board of Directors for this purpose. Each Member who wishes to exercise his or her voting rights must complete and return such form to the Trustee before the date prescribed by the Board of Directors. Once received by the Trustee, a Member's voting instructions may be revoked, subject to such conditions as the Trustee may impose.

         Any shares of LSAI Stock with respect to which the Trustee receives timely, written voting instructions from Members will be voted by the Trustee in accordance with such instructions on the matters described in Section 0. The Trustee also will determine the ratio of affirmative votes, negative votes and abstentions with respect to each matter described in Section 0 for which it has received timely voting instructions from Members. The Trustee will then vote on such matters all shares of LSAI Stock allocated to Members' Accounts with respect to which it has not received timely voting instructions in accordance with the ratios so determined. If the Trustee determines that voting such shares in accordance with such ratios would violate its fiduciary responsibilities under the Act, it will vote such shares of stock in accordance with such fiduciary requirements. The Trustee will aggregate any fractional shares and, after rounding down to the next lower integer if the total is not a whole number, will vote an equivalent number of whole shares of LSAI Stock.

         For purposes of this Section 0, each Member will be a "Named Fiduciary" as defined under section 402(a) of the Act with respect to the shares of LSAI Stock allocated to his or her Accounts.

         7.7 Other Instructions by Members.
             -----------------------------

             (a) Sale to Levi Strauss Associates Inc. of LSAI Stock. Except
                 --------------------------------------------------
as provided in this Section 0 and in the Registration Rights Agreement, the Trustee may sell LSAI Stock held in the Trust Fund only to Levi Strauss Associates Inc.

             (b) Acquisition Offers. If any person or group makes an offer to
                 ------------------
acquire all or part of the outstanding LSAI Stock ("Acquisition Offer"), the Trustee will tender the LSAI Stock held in the Trust Fund to such person or group only to the extent that it has been directed to do so by Members. "Acquisition Offers" will not include:
                          -----------

                 (i) Any offer to purchase LSAI Stock by Levi Strauss Associates Inc.;

                 (ii) Any offer to purchase less than 5% of all of the outstanding shares of common stock of Levi Strauss Associates Inc., including LSAI Stock held in the Trust Fund; or

                 (iii) Any public offering of LSAI Stock under the Registration Rights Agreement.

         In the event of an Acquisition Offer, each Member will be entitled to instruct the Trustee confidentially (on a form to be prescribed by the Administrative Committee) with respect to the disposition of those shares of LSAI Stock which then would be subject to the Member's voting instructions under
Section 0. If the Trustee receives such an instruction by a date determined by the Trustee and communicated to Members, the Trustee will tender such LSAI Stock in accordance with such instruction. Any LSAI Stock as to which the Trustee does not receive instructions within such period will not be tendered by the Trustee.

         The Trustee will obtain and distribute to each Member all appropriate materials pertaining to the Acquisition Offer, including any statement of the position of Levi Strauss Associates Inc. with respect to such offer issued under Regulation 14e-2 promulgated under the Securities Exchange Act of 1934, as soon as practicable after such materials are issued. If Levi Strauss Associates Inc. is not required to or fails to issue such statement within 5 business days after the commencement of such offer, the Trustee will distribute such materials to each Member without such statement by Levi Strauss Associates Inc. and will separately distribute such statement, if any, as soon as practicable after it is issued. Levi Strauss Associates Inc. may require verification of the Trustee's compliance with the Members' confidential voting instructions by an independent auditor selected by Levi Strauss Associates Inc.

         For purposes of this Section 0, each Member will be a "Named Fiduciary" as defined under section 402(a) of the Act with respect to the shares of LSAI Stock allocated to his or her Accounts.

             (c) Acquisitions by Levi Strauss Associates Inc. If Levi Strauss
                 --------------------------------------------
Associates Inc.

makes an offer to purchase LSAI Stock the Investment Committee will determine whether, and to what extent, the Plan will sell LSAI Stock to Levi Strauss Associates Inc. in connection with such offer.

         7.8 Participant Directed Accounts. It is intended that transactions by
             -----------------------------
Members pursuant to this Section 7 satisfy the conditions set forth in Department of Labor Regulation Section 2550.404c-1, except to the extent that such transactions are not covered by such regulation.

SECTION 8   VALUATIONS AND STATEMENTS.
---------   -------------------------

         8.1 Valuation of Accounts. As of each Valuation Date, the
             ---------------------
Administrative Committee will value each Member's Accounts at fair market value and will adjust such Accounts to reflect the Member's share of any realized or unrealized investment income, gains, losses and expenses of the Fund or Funds in which the Accounts were invested which have accrued since the preceding Valuation Date. For this and all other purposes under the Plan, LSAI Stock will be taken into account at its Fair Market Value.

         8.2 Statements. The Administrative Committee will prepare and
             ----------
distribute a statement to each Member at least annually. Such statement will reflect the status of the Member's Accounts (including the fair market value thereof) and will contain such other information as the Administrative Committee may prescribe.

SECTION 9   WITHDRAWALS.
---------   -----------

         9.1 Withdrawals from Post-Tax Accounts. A Member may withdraw all or
             ----------------------------------
part of the balance credited to his or her Post-Tax Account invested in any Fund or combination of such Funds. In addition, unless the withdrawal is for:

             (a) The purchase of the Member's primary residence; or

             (b) The payment of expenses relating to the post-secondary education of the Member or the Member's spouse or children, including expenses for tuition fees, room, board or books,

the Member will be suspended from making Member Contributions for at least 3 fiscal months following any such withdrawal. The Member may resume making Member Contributions following the suspension period as of the first pay period following the suspension period by filing the prescribed form with the Administrative Committee in advance.

         9.2 Withdrawals from Rollover Accounts. A Member may withdraw all or
             ----------------------------------
part of the balance credited to his or her Rollover Account invested in any Fund or combination of such Funds. The Member will not be suspended from making Member Contributions for making any withdrawal under this Section 0.

         9.3 Hardship Withdrawals.  A Member may make withdrawals from his or
             --------------------
her Accounts for reasons of hardship as specified in paragraphs (a), (b), and
(c) below.

             (a) Post-Tax Account, Rollover Account, Pre-Tax Account and Profit
                 --------------------------------------------------------------
Sharing 401(k) Account. A Member may withdraw all or part of the Member's Post-
----------------------
Tax Account, Rollover Account, Pre-Tax Account (excluding earnings credited to such Account after November 27, 1988) and Profit Sharing 401(k) Account (excluding earnings credited to such Account after November 27, 1988) invested in any Fund or any combination of such Funds (excluding contributions made with respect to any period during which the Member was a resident of the United Kingdom), if the Member becomes Totally and Permanently Disabled or if the amount of the withdrawal is needed to meet an "Immediate and Heavy Financial Need" of the Member arising solely from one or more of the following:

                 (i) Expenses for extraordinary and unreimbursed medical or hospital expenses incurred by the Member, the Member's spouse, any dependent of the Member or a nondependent parent or child of the Member;

                 (ii) Amounts necessary for the Member, the Member's spouse, any dependent of the Member, or a nondependent parent or child of the Member to obtain medical or hospital care;

                 (iii) The payment of tuition and related educational expenses for the next 12 months of post-secondary education for the Member, the Member's spouse or child, or any dependent of the Member;

                 (iv) The payment of expenses incurred by the Member in purchasing his or her primary residence;

                 (v) The need to prevent the eviction of the Member from his or her primary residence or foreclosure on the Member's primary residence;

                 (vi) The payment of funeral expenses for a family member or relative of the Member;

                 (vii) The loss of income resulting from an abbreviated work schedule required by the Member's health, the loss of employment by the Member's working spouse, garnishment of the Member's wages or material reduction in the compensation of the Member or the Member's working spouse from such Member's or spouse's primary employer;

                 (viii) The loss of income, real property or personal property as a result of any natural disaster as specified on Appendix D to the Plan by any individual or entity empowered to amend the Plan; or

                 (ix) Effective July 1, 1995, the need to pay attorney's fees, fines, penalties, judgments, assessments or other costs related to legal proceedings on behalf of the Member or the Member's spouse or dependents.

             (b) Matching Account and Profit Sharing Regular Account.  In
                 ---------------------------------------------------
addition, a Member may withdraw:

                 (i) All or part of the Member's Matching Account and the Vested Interest in his or her Profit Sharing Regular Account (excluding contributions made with respect to any period during which the Member was a resident of the United Kingdom) invested in any Fund or any combination of such Funds, if the amount of the withdrawal is needed to meet an Immediate and Heavy Financial Need of the Member due to:

                        (A) Funeral Expenses for a family member or relative of the Member;

                        (B) An abbreviated work schedule required by the Member's health, a loss of income due to health, the loss of employment by the Member's working spouse or garnishment of the Member's wages;

                        (C) The payment of extraordinary and unreimbursed medical or hospital expenses incurred by a nondependent parent or child of the Member; or

                        (D) Effective July 1, 1995, the need to pay attorney's fees, fines, penalties, judgments, assessments or other costs related to legal proceedings on behalf of the Member or the Member's spouse or dependents.

                 (ii) All or part of the Member's Vested Interest in his or her Profit Sharing Regular Account (excluding any Profit Sharing Contributions made with respect to any period during which the Member was a resident of the United Kingdom) invested in any Fund or any combination of such Funds, if the amount of the withdrawal is needed to meet Immediate and Heavy Financial Needs of the Member arising from:

                      (A) Foreclosure on the primary residence of the Member; or

                      (B) The loss of income, real property or personal property as a result of any other natural disaster as specified on Appendix D to the Plan by any individual or entity empowered to amend the Plan.

             (c) General Limits on Hardship Withdrawals. A Member will not be
                 --------------------------------------
suspended from making Member Contributions for making any such withdrawal. An amount will be considered necessary to satisfy the Member's Immediate and Heavy Financial Need only if the Administrative Committee determines that the need cannot be relieved by any of the following:
                      ---

                 (i)   Reimbursement or compensation by insurance or otherwise;

                 (ii) Reasonable liquidation of the Member's assets, including assets of the Member's spouse and minor children that are reasonably available to the Member, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                 (iii) Cessation of Member Contributions; or

                 (iv) A loan from the Member's Accounts under Section 0 or a loan from a commercial source on reasonable commercial terms.

         Unless the Member requests otherwise, the amount of the Member's hardship withdrawal will include the amount of any federal, state or local taxes or any penalties reasonably anticipated to result from the withdrawal. Such sums will be withheld at the time such hardship withdrawal is distributed to the Member.

         9.4 Withdrawals From Stock Fund. The portion of a Member's Accounts
             ---------------------------
invested in the Stock Fund (except for amounts credited to the Member's Nonelective Account) may be withdrawn under Section 0 or 0 upon receipt of the prescribed notice by the Administrative Committee (except that no such withdrawal will be permitted on and from the date the Company is advised of the new value for LSAI Stock under Section 7 and until either the Trustee confirms that such new value does not exceed Adequate Consideration pursuant to Section 7.2(a) or the Investment Committee instructs that the new value shall be utilized), but only to the extent the Administrative Committee determines that there is sufficient cash available in the Stock Fund to permit such withdrawal.

         9.5 Payment of Withdrawals. A Member may request a withdrawal by
             ----------------------
providing the prescribed notice with the Administrative Committee. A withdrawal will be paid to the Member in cash as soon as reasonably practicable after the Administrative Committee receives the prescribed notice and determines that the withdrawal request meets the requirements of Section 0 (regarding withdrawals from Post-Tax Accounts), Section 0 (regarding withdrawals from Rollover Accounts), Section 0 (regarding hardship withdrawals) or Section 0 (regarding withdrawals from the Stock Fund), as applicable.

         9.6 Valuation Date.  The value of a Member's Accounts will be
             --------------
determined as of the Valuation Date which occurs on or most recently prior to the effective date of the withdrawal.

         9.7 Source of Withdrawals. A Member's Accounts, to the extent available
             ---------------------
with respect to such Hardship withdrawal, will be liquidated to the extent necessary to fund a hardship withdrawal under Section 0 in the following order of priority:
   --------

             (a) Post Tax-Account;

             (b) Rollover Account;

             (c) Pre-Tax Account;

             (d) Profit Sharing 401(k) Account;

             (e) Profit Sharing Regular Account; and

             (f) Matching Account.

Except as provided above, within any Account, amounts invested in each Fund will be liquidated in order from the lowest risk Fund to the highest risk Fund. The determination of the relative risk of each Fund shall be made by the Investment Committee, in its sole discretion, from time to time.

          If the Investment Committee determines that it is not feasible for the Trustee to prudently liquidate the necessary amount invested in any Fund in accordance with Members' withdrawal requests, the Investment Committee will so advise the Administrative Committee which will direct that such steps be taken as it considers necessary or desirable for the protection of Members' Accounts, including the reordering of liquidation priorities or a pro rata reduction in the amount of each Member's withdrawal.

         9.8 Limitation on Withdrawals by Insiders. A Member who is an Insider
             -------------------------------------
may withdraw as of any date amounts credited to his Accounts invested in the Stock Fund only by making an irrevocable election to make such a withdrawal at least 6 months before the last day on which a Member other than an Insider must submit an election to make a withdrawal as of such date.

         9.9  Additional Limitations on Withdrawals.  In no event may a Member
              -------------------------------------
withdraw any amount under this Section 0 which at the time of the intended withdrawal funds a loan under Section 0.

         9.10 Withdrawals by Alternate Payees. An Alternate Payee who is
              -------------------------------
entitled to a portion of a Member's Accounts under the terms of a Qualified Domestic Relations Order may withdraw amounts from his or her Accounts under this Section 0 in the same manner, at the same times and subject to the same conditions as Members in the Plan.

SECTION 10   LOANS.
----------   -----

         10.1  Amount of Loans.
               ---------------

               (a)  Profit Sharing Regular Account. A Member may borrow up to
                    ------------------------------
100% of the Member's Vested Interest in his or her Profit Sharing Regular Account to the extent that such amount may be used to secure the promissory note with respect to such loan under Section 0(a). Such a loan will be permitted only if the Administrative Committee determines that:

                    (i) The proceeds of the loan will be used to acquire, construct or rehabilitate the Member's primary residence, or to refinance any loan or loans previously made to the Member by a third party for any of these purposes;

                    (ii) The loan is required by the Member for the payment of expenses relating to the post-secondary education of the Member or the Member's spouse or children, including expenses for tuition, fees, room, board or books; or

                    (iii) The loan is required by the Member due to the loss of income, real property or personal property as a result of any natural disaster as specified on Appendix D to the Plan by any individual or entity empowered to amend the Plan.

               (b)  Profit Sharing 401(k) Account. A Member may borrow up to
                    -----------------------------
100% of the balance credited to his or her Profit Sharing 401(k) Account for expenses relating to the post-secondary education of the Member or the Member's spouse or children, including expenses for tuition, fees, room, board or books.

               (c)  Post-Tax, Pre-Tax, Matching and Rollover Accounts.
                    -------------------------------------------------

                    (i) Effective on and after a date determined by the Administrative Committee and announced to Members, a Member may borrow up to 100% of the balance credited to his or her Matching Account and/or Pre-Tax Account. A loan from the Member's Pre-Tax Account will be permitted only if the Administrative Committee determines that the Member is Totally and Permanently Disabled or that the proceeds will be used to satisfy a hardship described in Section 0(i) through Section 0(viii).

                    (ii) A Member may borrow up to 100% of the balance credited to his or her Post-Tax Account and/or Rollover Account. Such loans will be permitted for any reason, but will be subject to Section 0 (regarding the maximum loan amount), Section 0 (regarding loan terms),
         Section 0 (regarding source of loans) and Section 0 (regarding events of default), in addition to other applicable provisions of the Plan. In no case will a Member be permitted to borrow any portion of such Accounts invested in the Stock Fund or the Holding Account.

               (d)  Additional Limitations. No loan will be permitted from the
                    ----------------------
portion of any Account invested in the Stock Fund. No loan will be granted to the extent it would cause the aggregate balance of all loans a Member has outstanding under the Plan to exceed the lesser of:
    ------
                 (i) $50,000, less the amount by which such aggregate balance has been reduced by repayments of principal during the one-year period ending on the day before the new loan is made; or

                 (ii) 50% of the Member's Vested Interest in all of the Member's Accounts.

The amount of any loan must be a multiple of $100 and may not be less than $1,000. Only 4 loans to a Member may be outstanding at any time (no more than 2 of which may be for the acquisition, construction or rehabilitation of the Member's primary residence, or to refinance any loan or loans previously made by a third party for these purposes).

             (e) Vested Interest and Value of Accounts. The Member's Vested
                 -------------------------------------
Interest in an Account and the value of the balance credited to such Account will be determined as of the latest Valuation Date preceding the date the loan application is submitted for which information is then available.

         10.2 Terms of Loans.  All loans will be on such terms and conditions
              --------------
as the Administrative Committee may determine, and must satisfy the following requirements:

              (a) Adequate Security.  All loans will be made under a promissory
                  -----------------
note secured by:

                  (i)   The residence of the Member, in the case of a loan under
         Section 0(i) (regarding the acquisition, construction or rehabilitation of the Member's primary residence);

                  (ii) The residence of the Member to the extent agreed upon by the Member and the Administrative Committee, in the case of a loan for expenses for the post-secondary education of the Member or the Member's spouse or children which is made from the Member's Profit Sharing Regular Account under 0(ii), or the Member's Post-Tax Account or the Member's Rollover Account under Section 0(ii); and

                  (iii) The Account or Accounts that funded the loan to the extent that such Account or Accounts fund the loan.

No loans will be secured by the Member's Account or Accounts in an amount greater than 50% of the Vested Interest and value of the balance of the Account of such Member at the time such loan was made.

             (b) Substantially Level Payment. All loans will be subject to a
                 ---------------------------
substantially level payment schedule, as determined by the Administrative Committee, with payments to be made at least quarterly and whenever possible to be made through semi-monthly payroll deductions. If loan payments are not made for a period of up to 365 days due to the Member's temporary absence from active work, such missed payments may be made:

                 (i)   In a single sum after the Member returns to active work;

                 (ii)  Ratably over the remaining period of the loan;

                 (iii) In a single sum together with the final payment provided for under the note; or

                 (iv) In another manner mutually agreed upon by the Member and the Administrative Committee.

However, loan repayments by a Member who has been absent temporarily must recommence by the end of the one-year period following the date the Member's temporary absence began or, if earlier, upon the first paycheck after the Member's return to active work.

             (c) Reasonable Rate of Interest. All loans will bear interest at a
                 ---------------------------
fixed rate determined by the Administrative Committee based upon the prime interest rate in effect at a commercial bank as of the first day of the month immediately preceding the date on which the loan application is received plus 1%, unless such rate would not be "reasonable" as defined by section 408(b)(3) of the Act, in which case a "reasonable" rate of interest will be used.

             (d) Repayment in Full.  All loans will provide for repayment in
                 -----------------
full, whether from the Member's Accounts or otherwise, on or before the earlier
                                                                        -------
of:

                 (i) 5 years after the date the loan is made (15 years after the date the loan is made if the loan is used to acquire the Member's principal residence); or

                 (ii) The date the Member's Plan Benefit is distributed under
Section 0.

         10.3 Source of Loans; Application of Loan Payments. As soon as
              ---------------------------------------------
administratively practical following the approval of a loan by the Administrative Committee, the amount of the loan will be distributed to the Member from the vested portion of the Member's Accounts that are being used to fund the loan, in the following order of priority:

              (a) Post-Tax Account;

              (b) Rollover Account;

              (c) Pre-Tax Account;

              (d) Profit Sharing 401(k) Account;

              (e) Profit Sharing Regular Account; and

              (f) Matching Account.

         If less than the entire amount of any Account is required to fund the loan, amounts invested in the Funds will be liquidated to fund the loan in order from the lowest risk Fund to the highest risk Fund. The determination of the relative risk of each Fund shall be made by the Investment Committee, in its sole discretion, from time to time.

         If the Investment Committee determines that it is not feasible for the Trustee to prudently liquidate the necessary amount invested in any Fund in accordance with Members' loan requests, the Investment Committee will so advise the Administrative Committee. The Administrative Committee will direct that such steps be taken as it considers necessary or desirable for the protection of Members' Accounts, including the reordering of liquidation priorities or a pro rata reduction in the amount of each Member's loan. The promissory note executed by the Member will be reflected in reporting the balance of the Member's Account or Accounts that funded the loan. Principal and interest payments will be credited to the Member's Account or Accounts in proportion to the extent that such Account or Accounts funded the loan. Such principal and interest payments shall be invested in Funds in proportion to the extent that the funds loaned to the Member were invested in such Funds at the time such loan was made to the Member.

         10.4 Default. If the Administrative Committee determines that a
              -------
Member's loan obligation is in default, it will take such actions as it deems necessary or appropriate to cause the Plan to realize on its security for the loan. Those actions may include, without limitation, a demand for payment in full, and a distribution of the Member's promissory note to the Member, which will be deemed an involuntary withdrawal from the Member's Accounts in an amount equal to the principal balance of the loan, whether or not the withdrawal would otherwise be permitted on a voluntary basis. No distribution of a Member's promissory note and involuntary withdrawal will occur with respect to a loan from the Member's Pre-Tax Contributions Account or Nonelective Account before the earliest of the events specified in Section 18.6. Any loss caused by the nonpayment or other default on a Member's loan obligation will be borne solely by the Member's Accounts. A Member who is temporarily absent from work will not be considered to be in default for the period which is the lesser of (i) 365 days from the date the Member begins the temporary leave of absence on (ii) the date the Member is no longer considered to be temporarily absent from work.

SECTION 11   PLAN BENEFITS.
----------   -------------

         11.1  Vesting in Accounts.  A Member's Vested Interest in his or her
               -------------------
Accounts shall be 100% at all times.

         11.2  Amount of Plan Benefit. If a Member ceases to be an Employee for
               ----------------------
any reason or becomes Totally and Permanently Disabled while an Employee, the Member (or, in the event of a Member's death, the Member's Beneficiary) will be entitled to receive a Plan Benefit equal to the Member's Vested Interest in his or her Accounts.

         11.3  Valuation of Plan Benefit. The value of the Vested Interest in a
               -------------------------
Member's Accounts to be distributed as a Plan Benefit will be determined as of the Valuation Date which occurs on or most recently prior to the later of the date of termination of the Member's employment or the date on which the distribution is requested.

         11.4  Rehire Before Five One-Year Breaks in Service. If a Member who
               ---------------------------------------------
suffered a Forfeiture of his or her Profit Sharing Regular Account before the Effective Date for reasons other than Misconduct, or suffered Forfeiture of amounts accumulated under the ESP or PSP, is rehired as an Employee before the date on which the Member incurs a 60 consecutive month Break in Service, an amount equal to the amount which became a Forfeiture will be restored to the Member's Profit Sharing Account or Matching Account, as appropriate. In the case of a Member who ceased to be an Employee and suffered a Forfeiture due to the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of the child by the Employee or the care of the Employee's child immediately following the child's birth or adoption, "84" will be substituted for "60" in the preceding sentence. The first source for amounts restored under this Section 0 will be recent Forfeitures of other Members which have not yet been reallocated under Section 0 or Section 0. To the extent such Forfeitures are insufficient, the Participating Company that employed the Member will make a special contribution in the amount required.

         11.5  Form of Payment. Unless a Member (or Beneficiary) elects
               ---------------
otherwise, the Member's Plan Benefit will be paid in the form of a lump sum in cash. If the value of the Member's Plan Benefit exceeds $3,500, the Member (or Beneficiary) may elect to have all or a portion of such Plan Benefit paid in one of the following forms by filing the prescribed form with the Administrative
Committee:

               (a)  Installments. The Member (or Beneficiary) may elect to have
                    ------------
the Member's Plan Benefit paid in the form of monthly or annual installments, as determined under Section 0(i) or Section 0 below:

                    (i) Monthly Installments. The Member's Plan Benefit will be
                        --------------------
         paid in monthly installments over a period not exceeding the reasonable life expectancy of the Member (or Beneficiary), as determined under the mortality table specified in Section 25 of the Revised Home Office Pension Plan of Levi Strauss Associates Inc. The amount of each monthly installment will be determined by dividing the value of the portion of the

         Member's Plan Benefit remaining in the Trust Fund by the number of installments elected less the number of installments already paid.

                  (ii) Annual or Monthly Installments. The Member's Plan Benefit
                       ------------------------------
         will be paid in annual installments over the life expectancy of the Member (or Beneficiary) or the joint life expectancy of the Member and the Member's Beneficiary, where the amount of each annual installment is determined by dividing the value of the Member's Plan Benefit remaining in the Trust Fund by the applicable life expectancy. Alternatively, such payment may be made in monthly installments not exceeding the life expectancy of the Member (or Beneficiary) or the joint life expectancy of the Member and the Member's Beneficiary at the request of the Member (or Beneficiary). The applicable life expectancy for purposes of this Section 0 will be determined annually in a manner consistent with section 401(a)(9)(D) of the Code.

             (b) Annuity Contract. The Member (or Beneficiary) may elect to have
                 ----------------
the Member's Plan Benefit paid in the form of a single premium annuity contract purchased from an insurer. The normal form of annuity contract for a single Member will be a life annuity contract which will provide the Member with a monthly income for his or her life. The normal form of annuity contract for a married Member will be a joint and survivor annuity contract which will provide the Member with a monthly income for his or her life, and upon his or her death, a monthly income to his or her spouse, in an amount not less than 50% nor more than 100% of the amount that was payable to the Member. If the Member dies before the Annuity Starting Date, his or her spouse will be entitled to a survivor's annuity contract which will provide the spouse with a monthly income for his or her life equal to 50% of the amount that would have been paid to the Member if his or her annuity payments had begun on the date of the Member's death.

         If the Member elects that only a portion of his Plan Benefit be paid in the form of installments or an annuity, then the remainder of such benefit will be paid in a lump sum.

         A married Member may elect another form of annuity or may designate another joint annuitant with his or her spouse's consent. The spouse's consent must:

                 (i)   Be in writing;

                 (ii) Acknowledge the effect of the alternate form of annuity or specifically identify the alternate joint annuitant;

                 (iii) Be witnessed by a notary public; and

                 (iv)  Be given within 90 days before the Annuity Starting Date.

The spouse's consent to receive an alternate form of annuity or the designation of a Beneficiary will not be binding on a subsequent spouse if the Member remarries. The Member may revoke such an election at any time before the Annuity Starting Date in which case the Member's benefit will be paid in the form of a joint and survivor annuity to the Member and his or her spouse, unless the

Member elects an alternate form of benefit or Beneficiary designation with his or her spouse's consent. If benefits are payable to a joint annuitant other than the Member's spouse, the present value of the benefits payable to the joint annuitant will not exceed 50% of the present value of the benefits payable to the Member (determined as of the Annuity Starting Date).

         The Administrative Committee will provide to each Member who elects to receive an annuity a written explanation in nontechnical language containing the following information:

                  (i) A description of the terms and conditions of the joint and survivor annuity and the single life annuity;

                  (ii) A statement that the Member may elect during the Election Period described below to waive the joint and survivor annuity or life annuity by electing any optional form of benefit provided under the Plan;

                  (iii) A statement that the Member may revoke the waiver of the joint and survivor annuity or life annuity during the Election Period and the effect of such revocation;

                  (iv) Notice of the requirement that the Member's spouse must consent to the waiver of the joint and survivor annuity and election of any optional form of benefit;

                  (v) A general explanation of the financial effect of election of each of the optional forms of benefit provided under the Plan; and

                  (vi) A statement that the Member may request an explanation of the specific financial effect, in terms of monthly payments, on the Member's Plan Benefit of making an election.

         The Election Period will begin 90 days before the Annuity Starting Date and end on the Annuity Starting Date, unless the Member requests additional information from the Administrative Committee, in which case it will end no later than 90 days after the Member receives such additional information. During the Election Period any election not to take the joint and survivor annuity or life annuity will be revocable. Upon the expiration of the Election Period, any election made will be irrevocable and the Member will not be required nor eligible to make an election if no election had been made.

             (c)  Direct Transfer. Effective January 1, 1993, a Member (or
                  ---------------
eligible Beneficiary) may elect to have the Member's Plan Benefit paid by a direct transfer to a plan qualified under section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), or an annuity plan described in section 403(a) of the Code. The Member (or Beneficiary) may elect to have his or her Plan Benefit paid in the form of a direct transfer at any time after the Administrative Committee provides the Member with notice of the direct transfer option as required by section 402(f) of the Code (the "Section 402(f) Notice").

         11.6 Time of Payment. A Member's Plan Benefit will be paid in full or
              ---------------
will begin to be paid on the Member's Required Beginning Date. However, subject to the rules stated in paragraphs (a), (b), and (c) below, a Member may elect to receive his or her Plan Benefit earlier, on or as soon as reasonably practicable after the Member ceases to be an Employee.

         The following rules will govern benefit payments from the Plan.

               (a) Mandatory Cashout of Benefits Less than $3,500. Except as
                   ----------------------------------------------
provided in Section 0, a Member's Plan Benefit will be paid in a lump sum cash payment as soon as reasonably practicable after the Member ceases to be an Employee if the value of his or her Plan Benefit does not exceed $3,500. Alternatively, effective January 1, 1993, a Member may elect to have his or her Plan Benefit paid by a direct transfer to a plan qualified under section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), or an annuity plan described in section 403(a) of the Code. The Member may elect to have his or her Plan Benefit paid in the form of a direct transfer at any time after the Administrative Committee provides the Member with notice of the direct transfer option as required by section 402(f) of the Code (the "Section 402(f) Notice").

               (b) Insufficient Cash in the Stock Fund. If the Administrative
                   -----------------------------------
Committee determines that the cash available in the Stock Fund is insufficient for the payment of a Member's Plan Benefit, the payment will be delayed until the Administrative Committee determines that sufficient cash is available. Except as provided in Section 0 (regarding Code section 401(a)(9) compliance) and in Section 0 (regarding limitations on the time of distribution), no benefit payment delayed under the Plan will be made later than:
                                            -----

                   (i) 1 year after the last day of the Plan Year in which the Member ceases to be an Employee by reason of reaching Normal Retirement Age, Total and Permanent Disability or death;

                   (ii) 5 years after the last day of the Plan Year in which the Member ceases to be an Employee for any other reason; or

                   (iii) The Member's Required Beginning Date.

         If a payment with respect to an Account invested in the Stock Fund has been delayed to the Member's Required Beginning Date and the Administrative Committee determines that the cash in the Stock Fund is insufficient to make such payment, LSAI Stock will be paid to the Member or Beneficiary unless the Company redeems sufficient shares of LSAI Stock at Fair Market Value to make such payment in cash.

               (c) Section 401(a)(9) Compliance. All benefit payments under the
                   ----------------------------
Plan will be made in accordance with the minimum distribution and incidental benefit requirements of section 401(a)(9) of the Code, which require generally that certain minimum amounts be paid to the

Member each calendar year, beginning with the calendar year in which the Member's Required Beginning Date occurs, in order to assure that certain minimum amounts be paid to the Member and that only "incidental" benefits be provided to the Member's Beneficiaries. Furthermore, any payment option required by section 401(a)(9) of the Code will override and supersede any inconsistent payment provision provided for in the Plan.

         11.7 Death Benefit. If a Member dies before the payment of his or her
              -------------
Plan Benefit has begun, then the Member's Beneficiary will be entitled to receive the Member's Plan Benefit as soon as reasonably practicable after the Beneficiary files a claim with the Administrative Committee on the prescribed form. If the Beneficiary fails to file the prescribed claim form, the Member's Plan Benefit will be paid in full to the Beneficiary no later than the last day of the calendar year which is 5 years after the Member's death. If the Member dies after installment payments have begun under Section 0, the remainder of the Member's Plan Benefit will be paid to the Member's Beneficiary in a single lump sum as soon as reasonably practicable after the Member's death.

         11.8 Limitation on Time of Payment. Unless a Member elects otherwise,
              -----------------------------
payment of his or her Plan Benefit will occur or begin not later than 60 days after the latest of the following:
          ------

              (a) The last day of the Plan Year in which the Member reaches Normal Retirement Age;

              (b) The last day of the Plan Year in which the Member ceases to be an Employee;

              (c) The earliest date on which the Administrative Committee can reasonably ascertain the amount of the Member's Plan Benefit; or

              (d) The earliest date on which the Administrative Committee can reasonably locate the Member (or his or her Beneficiary).

In no event, however, will the payment of a Member's Plan Benefit begin later than the Member's Required Beginning Date.

         11.9 Undeliverable Checks. In the event that a Benefit cannot be
              --------------------
delivered, the Account of the Member (or Beneficiary, as applicable) shall be recredited with the amount of the Benefit which cannot be delivered, but such Account shall be allocated to the money market fund referenced in Appendix C, or in such fund referenced in Appendix C as the Administrative Committee, in its sole discretion, determines is most similar to a money market fund with respect to its risk characteristics.

SECTION 12   ALLOCATION LIMITATIONS.
----------   ----------------------

         12.1 Limitation on Annual Additions. The Annual Additions allocated to
              ------------------------------
a Member for any Plan Year will not exceed the lesser of the following:
                                               ------

              (a) $30,000 (or, if greater, 1/4 of the dollar limitation for defined benefit plans in effect under section 415(b)(1)(A) of the Code) as adjusted to take into account changes in the cost of living;

              (b) 25% of the Member's Total Compensation for such Plan Year.

         If a Member's Annual Additions would exceed the above limitation, then such Annual Additions will be reduced by reducing the components of such additions, as necessary, in the order in which they are listed in Section 0.

         The Plan Year will be the "limitation year" (as defined under section 415 of the Code) unless the Board of Directors designates another 12 consecutive month period as the limitation year under a written resolution adopted by the Board of Directors.

         12.2 Combined Limitation on Benefits and Contributions. If a Member
              -------------------------------------------------
also participates in one or more qualified defined benefit plans (as defined in section 414(j) of the Code) maintained by the Company or any Affiliated Company, the Member's benefits under any of the qualified defined benefit plans will be reduced to the extent necessary to ensure that the sum of the "Defined Benefit Fraction" (as defined in section 415(e)(2) of the Code) for the Plan Year plus the "Defined Contribution Fraction" (as defined in section 415(e)(3) of the Code) for the Plan Year does not exceed 1.0.

         12.3 Disposition of Excess Annual Additions.  Any Annual Additions
              --------------------------------------
under this Plan that cannot be allocated to a Member because of the limitation in Section 0 will be processed as follows:

              (a) Any Profit Sharing Contribution and Forfeitures attributable to Profit Sharing Accounts that cannot be allocated to the Member will be deducted from the amount of the Profit Sharing Contribution which otherwise would be made under Section 0, but such reduction will not affect the amounts allocable under Section 0 to Members whose Profit Sharing Contribution component of Annual Additions is not reduced.

              (b) Any Matching Contribution and Forfeitures attributable to Matching Accounts that cannot be allocated to the Member will be deducted from the amount of the Matching Contribution which otherwise would be made under
Section 0, but such reduction will not affect the amounts allocable under
Section 0 to Members whose Matching Contribution component of Annual Additions is not reduced.

              (c) Any Nonelective Contribution that cannot be allocated to the Member will be deducted from the amount of any Nonelective Contribution which otherwise would be made under Section 0, but such reduction will not affect the amounts allocable under
Section 0 to Members whose Nonelective Contribution portion of Annual Additions is not reduced.

              (d) Any Post-Tax Contributions made by the Member (increased by any income or reduced by any losses allocable to such Contributions) will be returned to the Member in cash.

              (e) Any Pre-Tax Contributions will be credited to a suspense account on behalf of the Member. All amounts credited to such account will be treated as Pre-Tax Contributions for successive Plan Years and will be allocated annually to the Member under Section 0 (to the extent such allocation is not prohibited by Section 0) until exhausted. No gains or losses will be credited to the suspense account and no additional Pre-Tax Contributions, or any Matching Contribution, Nonelective Contribution or Profit Sharing Contribution will be made by or on behalf of the Member so long as any amount remains in the suspense account.

SECTION 13   FUNDING POLICY AND METHOD.
----------   -------------------------

         13.1 Contributions. The Administrative Committee will make arrangements
              -------------
for the collection of Member Contributions as provided in Section 0. The Company will make Matching Contributions, Nonelective Contributions and Profit Sharing Contributions to the Plan as provided in Sections 0 and 0.

         13.2 Trust Fund. All monies, securities or other property received as
              ----------
contributions under the Plan will be delivered to the Trustee under the Trust Fund, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust Agreement, and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust Agreement.

         13.3 Expenses of the Plan. The expenses of administering the Plan will
              --------------------
include but not be limited to:

              (a) The fees and expenses of any employee and of the Trustee for the performance of their duties under the Trust Agreement;

              (b) The expenses incurred by the members of the Administrative Committee and of the Investment Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants and actuaries and any outside agents and cost of services provided for the Plan); and

              (c) All other proper charges and disbursements of the Trustee or the members of the Administrative Committee and of the Investment Committee (including settlements of claims or legal actions approved by counsel to the Plan).

         The expenses of administering the Plan may be paid out of the Trust Fund if the Participating Companies do not pay such expenses directly in such proportions as determined by the Administrative Committee. An election by the Participating Companies to pay all or a part of the above expenses directly will not bind such companies as to their rights to elect, with respect to the same or other expenses, at any other time to have such expenses paid from the Trust Fund or to have the Trustee reimburse the Participating Companies for expenditures already made. In estimating costs under the Plan, administrative costs may be anticipated.

         13.4 Cash Requirements. From time to time the Administrative Committee
              -----------------
will estimate the Plan Benefits, withdrawals and administrative expenses to be paid out of the Trust Fund during the period for which the estimate is made and will also estimate the contributions to be made to the Plan during that period. The Administrative Committee will inform the Trustee and each Investment Manager of the estimated cash needs of, and contributions to, the Plan during the periods for which the estimates are made. The estimates will be made on an annual, quarterly, monthly or other basis, as the Administrative Committee may determine.

         13.5 Independent Accountant. The Administrative Committee will engage
              ----------------------
an
independent qualified public accountant to conduct such examinations and to express such opinions as may be required by section 103(a)(3) of the Act. The Administrative Committee may remove and discharge the person so engaged, in which event it will engage a successor independent qualified public accountant to perform such examinations and to express such opinions.

         13.6 Loans from Parties-In-Interest. The Investment Committee, in its
              ------------------------------
sole discretion, may borrow money or receive credit from a party-in-interest (within the meaning of Section 3(14) of ERISA), providing such loan or extension of credit satisfies the applicable conditions of Department of Labor Prohibited Transactions Class Exemption No. 80-26, or such successor exemption which may from time to time be applicable, and otherwise satisfies the prohibited transactions provisions of ERISA and the Code. The proceeds of such a loan shall be allocated to such investment fund or funds as the Investment Committee deems appropriate. In connection with such a loan or extension of credit, the Investment Committee or its designee may execute such promissory notes or loan or other documents as it deems appropriate.

SECTION 14   BENEFICIARIES.
----------   -------------

         If no Beneficiary designation is in effect under Section 0 at the time of a Member's death, or if no designated Beneficiary survives the Member, the payment of the Member's Plan Benefit, if any, will be made to the following persons in the order listed:

                  (a) To the Member's Surviving Spouse, if any;

                  (b) If the Member has no Surviving Spouse, then to his or her living children;

                  (c) If the Member has no living children, then to his or her living parents;

                  (d) If the Member has no living parents, then to his or her living brothers and sisters; or

                  (e) If the Member has no living brothers and sisters, then to his or her estate.

The Administrative Committee will, in its sole and absolute discretion, determine the right of such persons to receive the Member's Plan Benefit, if any. If the Administrative Committee is in doubt as to the right of any person to receive such benefit, the Administrative Committee may direct the Trustee to retain such benefit, without liability for any interest, until the rights to such benefit are determined, or, alternatively, may direct the Trustee to pay such benefit into any court of appropriate jurisdiction and such payment will be a complete discharge of the liability of the Plan and the Trust Fund.

SECTION 15   ADMINISTRATION AND OPERATION OF THE PLAN.
----------   ----------------------------------------

         15.1 Plan Administrator. The Administrative Committee is the "Plan
              ------------------
Administrator" of the Plan (as such term is defined in the Act) and the "Named Fiduciary" as defined in section 402(a) of the Act with respect to the operation and administration of the Plan. The Administrative Committee will make such rules and regulations and take any other actions to administer the Plan as it may deem appropriate. The Administrative Committee may adopt periods in which advance notice required under the Plan must be given and will communicate such periods to Employees. The Administrative Committee will have sole discretion to interpret the terms of the Plan and to determine eligibility for benefits under the objective criteria described in the Plan. The Administrative Committee's rules, interpretations, computations and actions will be conclusive and binding on all persons.

         In administering the Plan, the Administrative Committee (a) will act in a nondiscriminatory manner to the extent required by section 401(a) and related sections of the Code, and (b) will at all times discharge its duties in accordance with the standards described in section 404(a)(1) of the Act.

         15.2 Control and Management of Plan Assets. The Investment Committee is
              -------------------------------------
the "Named Fiduciary" as defined in section 402(a) of the Act with respect to the management and control of the assets of the Plan, but only to the extent that it will have the authority to:

                  (a) Appoint 1 or more trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each trustee it appoints;

                  (b) Appoint 1 or more Investment Managers for any assets of the Plan and to enter into an investment management agreement with each Investment Manager it appoints;

                  (c) Direct the investment of any Plan assets not assigned to an Investment Manager or to the Trustee; and

                  (d) Perform such other functions as are specifically assigned to the Investment Committee under the Plan.

         15.3 Trustees and Investment Managers. Each trustee appointed under
              --------------------------------
Section 0 will have the exclusive authority and discretion to manage and control the Plan assets held in trust by it, except to the extent that:

                  (a) The Investment Committee directs how those assets will be invested;

                  (b) The Investment Committee allocates the authority to manage those assets to one or more Investment Managers; or

                  (c) The Plan prescribes how those assets will be invested.

         Each Investment Manager appointed under Section 13.2 will have the exclusive authority to manage, including the power to acquire and dispose of, the Plan assets assigned to it by the Investment Committee, except to the extent that the Plan prescribes how those assets will be invested. The Trustee and each Investment Manager will be solely responsible for diversifying the investment, in accordance with section 404(a)(1)(C) of the Act, of the Plan assets assigned to them by the Investment Committee, except to the extent that the Investment Committee directs or the Plan prescribes how those assets will be invested.

         15.4 Committee Membership. Both the Administrative Committee and the
              --------------------
Investment Committee will consist of at least 3 members. Each member will be appointed by, will remain in office at the will of, and may be removed, with or without cause, by, the Board of Directors. Any member of either Committee may resign at any time. The Board of Directors will designate the chairman of each Committee.

         To the maximum extent permitted by law, no member of either Committee will be personally liable by reason of any contract or other instrument executed by him or her or on his or her behalf in his or her capacity as a member of such Committee nor for any mistake of judgment made in good faith. The Company will indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Administrative Committee and Investment Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct.

         15.5 Reports to Board of Directors. Each Committee will report to the
              -----------------------------
Board of Directors, or to its designee for this purpose, annually and at such other times specified by the Board of Directors or such designee, concerning the matters for which it is responsible under the Plan.

         15.6 Employment of Advisers. The Administrative Committee and the
              ----------------------
Investment Committee may make use of employees of the Company or outside agents as they require or may deem advisable for purposes of performing their respective duties under the Plan. Either Committee may rely upon the written opinion or advice of counsel provided by the Company, fairness opinions provided by investment bankers and written opinions or advice by actuaries or accountants engaged by the Administrative Committee. Either Committee may delegate to any such agent or to any subcommittee or member of the Committee its authority to perform any act under the Plan, including, without limitation, those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the appropriate Committee.

         15.7 Limitations on Committee Actions. No member of either Committee
              --------------------------------
will be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The members of the Administrative Committee and of the Investment Committee will not receive any special compensation for serving in their capacities as members of such Committees but will be reimbursed for any reasonable expenses incurred in performing their Committee duties. Except as otherwise required by the Act, no bond or other security will be required of either Committee or any Committee member in any jurisdiction. Any person may serve on both Committees, and any member of either Committee, any subcommittee or agent to whom either Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and an administrator) with respect to the Plan.

         15.8 Committee Meetings. Each Committee will establish its own
              ------------------
procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of a Committee will constitute a quorum for the transaction of business at a meeting of the Committee. Any action of a Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its Chairman, without a meeting by "mail," telegraph or telephone, provided that all of the members of the Committee are informed by mail, telegraph or telephone of their right to vote on the proposal and of the outcome of the vote. "Mail" will include any written or electronic interoffice communication.

SECTION 16   CLAIMS AND REVIEW PROCEDURES.
----------   ----------------------------

         16.1 Applications for Benefits. Any application for a Plan Benefit must
              -------------------------
be submitted to the Administrative Committee at the Company's principal office. Such application must be in writing on the prescribed form and must be signed by the applicant.

         16.2 Denial of Applications. In the event that any application for a
              ----------------------
Plan Benefit is denied in whole or in part, the Administrative Committee will notify the applicant in writing of the right to a review of the denial. The written notice will state, in a manner reasonably calculated to be understood by the applicant:

              (a) The specific reasons for the denial;

              (b) The specific references to the Plan provisions on which the denial was based;

              (c) A description of any information or material necessary to perfect the application;

              (d) An explanation of why such material is necessary; and

              (e) An explanation of the Plan's review procedure.

The written notice will be given to the applicant within 90 days after the Administrative Committee receives the application, unless special circumstances require an extension of time for processing the application. In no event will the extension exceed a period of 90 days from the end of the initial 90-day period. If an extension is required, written notice of the need for the extension will be given to the applicant before the end of the initial 90-day period. The notice will indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to give a decision. If written notice is not given to the applicant within the initial 90-day period, then the application will be deemed to have been denied (for purposes of Section 0) upon the expiration of such period.

         16.3 Requests for Review. Any person whose application for a Plan
              -------------------
Benefit is denied in whole or in part (or such person's duly authorized representative) may appeal the denial by submitting to the Administrative Committee a request for a review of such application within 60 days after receiving written notice of the denial. The Administrative Committee will give the applicant or such representative an opportunity to review pertinent documents (except legally privileged materials) in preparing such request for review and to submit issues and comments in writing. The request for review must be in writing and must be addressed to the Company's principal office. The request for review must state all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Administrative Committee may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

         16.4 Decisions on Review. The Administrative Committee will act upon
              -------------------
each request for review within 60 days after it receives the request, unless special circumstances require an extension of time for processing, but in no event will the decision on review be given more than 120 days after the Administrative Committee receives the request for review. If an extension is required, written notice of the need for the extension will be given to the applicant before the end of the initial 60-day period. The Administrative Committee will give prompt, written notice of its decision to the applicant. If the Administrative Committee confirms the denial of the application for benefits in whole or in part, the notice will state, in a manner calculated to be understood by the applicant, the specific reasons for the denial and specific references to the Plan provisions on which the decision is based. To the extent that the Administrative Committee overrules the denial of the application for a Plan Benefit, such benefit will be paid to the applicant.

         16.5 Exhaustion of Administrative Remedies.  No legal or equitable
              -------------------------------------
action for a Plan Benefit will be brought unless and until the claimant has:

              (a) Submitted a written application for a Plan Benefit in accordance with Section 0;

              (b) Been notified that the application is denied;

              (c) Filed a written request for a review of the application in accordance with Section 0; and

              (d) Been notified in writing that the Administrative Committee has affirmed the denial of the application.

A Member may bring an action without completing the above steps after the Administrative Committee has failed to act on the claim within the time prescribed in Section 0 and Section 0.

SECTION 17   TERMINATION OF EMPLOYER PARTICIPATION.
----------

         17.1 Termination by Participating Company. Any Participating Company
              ------------------------------------
may terminate its participation in the Plan by giving the Board of Directors prior written notice specifying a termination date which will be the last day of a month at least 60 days after the date such notice is received by the Board of Directors. If the specified termination date is not at least 60 days after the date the notice of termination is received by the Board of Directors, the specified termination date will automatically be changed to the last day of the first month which is at least 60 days after the date the notice is received. The Board of Directors may waive such 60 day notice requirement and terminate the Participating Company's participation in the Plan as of any earlier date. The Board of Directors may also terminate any Participating Company's participation in the Plan, as of any termination date specified by the Board of Directors, for the failure of the Participating Company to make proper contributions, to comply with any other provision of the Plan, or for any other reason the Board of Directors deems appropriate. In any event, the Administrative Committee will promptly notify the IRS and other appropriate governmental authorities under Sections 0 and 0 of the Plan.

         17.2 Effect of Termination. Upon termination of the Plan as to any
              ---------------------
Participating Company, the interest in the Accounts of any Members who were or are currently employed by such Participating Company will become fully vested and nonforfeitable and no amount will subsequently be payable under the Plan to or with respect to such Members except as provided in this Section 0. Subject to any conditions which the IRS or any other governmental authority may impose, the Administrative Committee will direct the Trustee to segregate that portion of the Trust Fund attributable to the Members' Accounts of that Participating Company. To the maximum extent permitted by the Code and the Act, any rights of Members or former Members of that Participating Company and their Beneficiaries and other eligible survivors will be unaffected by a termination of the Plan as to such Participating Company.

         17.3 IRS Termination Procedure. If the Plan is terminated with respect
              -------------------------
to a Participating Company, the Administrative Committee or the appropriate Company office must submit the Plan to the IRS for a determination that the termination of the Plan with respect to the Participating Company will not adversely affect the qualified status of the Plan and the Trust Fund under sections 401(a) and 501(a) of the Code. No distributions of assets will be made in connection with the termination of the Plan until the IRS has issued a determination as to the effect of such termination. The Participating Company may, by written notice delivered to the Administrative Committee and the Trustee, waive its right to apply for such a determination. Any such waiver request must be approved by the Board of Directors.

         17.4 Termination of the Plan. If the Plan is terminated with respect to
              -----------------------
all Participating Companies, the provisions of this Section 17 will be applied to each of the Participating Companies individually or collectively as determined by the Administrative Committee in its sole and absolute discretion.

SECTION 18   AMENDMENT, MERGER OR TERMINATION OF THE PLAN AND TRUST.
----------   ------------------------------------------------------

         18.1 Right to Amend. The Board of Directors have the right at any time,
              --------------
to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively. No amendment will reduce any Member's Plan Benefit, calculated as of the date on which the amendment is adopted, except to the extent as may be appropriate or necessary to enable the Plan and Trust Fund to continue to satisfy the requirements of section 401(a) and section 501(a) of the Code or other applicable law. Any such amendment will be evidenced by an instrument in writing duly executed, acknowledged and delivered to the Administrative Committee and the Trustee. If the Plan is amended by the Board of Directors after it is adopted by an Affiliated Company, unless otherwise expressly provided, it will be treated as so amended by the Affiliated Company without the necessity of any action on the part of the Affiliated Company.

         18.2 Plan Merger or Consolidation. The Board of Directors reserves the
              ----------------------------
right to merge or consolidate this Plan with any other plan or to direct the Trustee to transfer the assets held in the Trust Fund and/or the liabilities of this Plan to any other plan or to accept a transfer of assets and liabilities from any other plan. In the event of the merger or consolidation of this Plan and the Trust Fund with any other plan, or a transfer of assets or liabilities to or from the Trust Fund to or from any other such plan, then each Member will be entitled to a benefit immediately after the merger, consolidation or transfer (determined as if the Plan was then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

         18.3 Termination of the Plan. The Board of Directors hopes and expects
              -----------------------
to continue the Plan indefinitely. Nevertheless, to the full extent permitted by law, the Board of Directors reserves the right to terminate the Plan or to completely discontinue contributions under the Plan. As required by law, before the termination or discontinuance of contributions, the Board of Directors, or its designee, will notify the Administrative Committee, the Trustee, or any other fiduciary of its intent to terminate the Plan or to discontinue contributions under the Plan. Upon such termination or discontinuance of contributions, the interest of each Member in his or her Accounts will become fully vested and nonforfeitable.

         18.4 Partial Termination of the Plan. Upon a curtailment of the Plan or
              -------------------------------
a discontinuance of the Plan with respect to a group or class of Members that constitutes a "Partial Termination" under section 411(d)(3) of the Code, the interest of each Member in his or her Accounts will become fully vested and nonforfeitable. If a Partial Termination occurs, the Accounts of the Members affected by the Partial Termination will be segregated by the Trustee and used to pay benefits under the Plan to such Members in accordance with Section 0 as though the Plan had been completely terminated. Alternatively, the Administrative Committee may postpone benefit payments to those Members until their subsequent termination of Service with the Company in accordance with other provisions of the Plan.

         18.5 Manner of Distribution. Upon termination of the Plan, the
              ----------------------
Administrative Committee may, in its sole and absolute discretion, direct the Trustee to convert the Trust Fund into cash and liquidate it by making benefit payments to Members in accordance with the modes of payment provided for in Section 0. Alternatively, with the consent of the Board of Directors, or its designee, the Administrative Committee may direct the Trustee to hold the Members' Plan Benefit in the Trust Fund until such Members or their Beneficiaries become eligible to receive benefit payments under the terms and provisions of this Plan.

         18.6 Restrictions on Liquidation of Trust Upon Termination.  In no
              -----------------------------------------------------
event, however, will a Member's Nonelective Account and Pre-Tax Account be distributed before the first to occur of the following events:
                       -----

              (a) The Member's retirement;

              (b) The Member's death;

              (c) The Member's disability (as determined by the Administrative Committee);

              (d) The Member's termination of employment;

              (e) The Member's attainment of age 59-1/2;

              (f) The termination of the Plan, provided that neither the Company nor an Affiliated Company maintains a successor plan;

              (g) The disposition, to a corporation that is not an Affiliated Company, of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Company in the trade or business in which the Member is employed, provided that the Member continues employment with the transferee corporation and the Company continues to maintain the Plan; or

              (h) The disposition, to a corporation that is not an Affiliated Company, of the Company's interest in a subsidiary in which the Member is employed, provided that the Member continues employment with the subsidiary and the Company continues to maintain the Plan.

         A distribution may be made under (f), (g), or (h) above only if it constitutes a total distribution of the entire balance of the Member's Accounts.

SECTION 19  INALIENABILITY OF BENEFITS.
----------  --------------------------

         19.1 No Assignment Permitted. Except as may otherwise be required by
              -----------------------
law, no amount payable at any time under the Plan and the Trust Agreement will be used or diverted for purposes other than for the exclusive benefit of Members and their Beneficiaries. No amount payable at any time under the Plan and the Trust Agreement will be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any Member, Beneficiary or Alternate Payee. Any attempt to so alienate or subject any such amount will be void. If any Member, Beneficiary or Alternate Payee attempts to, or alienates, sells, transfers, assigns, pledges, attaches or otherwise encumbers any amount payable under the Plan and Trust Agreement, or any portion of such amount, or if by reason of his or her bankruptcy or any other event, such amount would be made subject to his or her debts or liabilities, or would otherwise not be enjoyed by him or her, then the Administrative Committee, if it so elects, may direct that such amount be withheld and that such amount or any portion of such amount be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents or any of them, in such manner and proportion as the Administrative Committee may deem proper.

         The following arrangements are not prohibited under the Plan:

              (a) Arrangements for the withholding of tax from benefit distributions;

              (b) Arrangements for the recovery of benefit overpayments; or

              (c) Arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation).

         In addition, the return of Company Contributions under Section 0 and the creation, assignment or recognition of a right to all or a portion of a Member's Plan Benefit under a Qualified Domestic Relations Order under Section 0 will not violate this Section 0.

         19.2 Return of Contributions. All Pre-Tax Contributions, Nonelective
              -----------------------
Contributions, Matching Contributions and Profit Sharing Contributions are expressly conditioned upon the deductibility of such contributions under section 404 of the Code. If the deduction of any Pre-Tax Contributions, Nonelective Contribution, Matching Contribution or Profit Sharing Contribution is disallowed, then the amount for which a deduction is disallowed will be returned to the appropriate Participating Company within 12 months after the date of the disallowance. In addition, if any Pre-Tax Contributions, Nonelective Contribution, Matching Contribution or Profit Sharing Contribution is made as a result of a mistake of fact, such contribution may be repaid to the appropriate Participating Company within 12 months after it is made. Any Pre-Tax Contributions, Nonelective Contribution, Matching Contribution or Profit Sharing Contribution so returned will be reduced to reflect losses but will not be increased to reflect gains or income. Any Pre-Tax Contributions so returned will be paid to the Member from whom it was withheld.

         19.3 Qualified Domestic Relations Orders.  The Administrative Committee
              -----------------------------------
will honor the terms of a Qualified Domestic Relations Order that satisfies the following requirements.

              (a) Requirements. In accordance with section 414(p) of the
                  ------------
Code, a Domestic Relations Order will not be treated as a Qualified Domestic Relations Order unless it satisfies all of the following conditions:
                                    ---

                  (i) The Domestic Relations Order clearly specifies the name and last known mailing address (if any) of the Member and the name and last known mailing address of each Alternate Payee covered by the order, the amount or percentage of the Member's Plan Benefit to be paid to each Alternate Payee or the manner in which such amount or percentage is to be determined, and the number of payments or period to which such order applies.

                  (ii) The Domestic Relations Order specifically indicates that it applies to this Plan.

                  (iii) The Domestic Relations Order does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, and it does not require the Plan to provide increased benefits.

                  (iv) The Domestic Relations Order does not require the payment of all or a portion of a Member's Plan Benefit to an Alternate Payee which is required to be paid to another Alternate Payee under another order previously determined to qualify as a Qualified Domestic Relations Order.

              (b) Early Commencement of Payments to Alternate Payees. A
                  --------------------------------------------------
Domestic Relations Order requiring payment to an Alternate Payee before a Member has separated from employment may qualify as a Qualified Domestic Relations Order as long as the order does not require payment before the Member's "Earliest Retirement Age," which is the earliest date on which the Member could elect to receive a Plan Benefit. If the order requires payments to begin after a Member's Earliest Retirement Age before the Member's actual retirement, the amount of the payments must be determined as if the Member had begun receiving benefit payments on the date on which the payments are to begin under the order, but taking into account only the value of the Member's Accounts at that time. The Plan Benefit payable to an Alternate Payee will not be recalculated upon the Member's actual retirement.

              (c) Alternate Payment Forms. The Domestic Relations Order may
                  -----------------------
call for the payment of the Member's Plan Benefit to an Alternate Payee in any form in which benefits may be paid under the Plan to the Member, other than in the form of a qualified joint and survivor annuity, as defined in section 417(b) of the Code, with respect to the Alternate Payee and his or her subsequent spouse.

              (d) Processing of Qualified Domestic Relations Orders. The
                  -------------------------------------------------
Administrative Committee will promptly notify the Member, and any Alternate Payee (including any Alternate

Payee who may be entitled to benefits under a previously received Qualified Domestic Relations Order) of the receipt of any Domestic Relations Order which could qualify as a Qualified Domestic Relations Order. At the same time, the Administrative Committee will advise the Member and each Alternate Payee of the Plan provisions relating to the determination of the qualified status of such orders.

         Within a reasonable period of time after receipt of a copy of the Domestic Relations Order, the Administrative Committee will determine whether the order is a Qualified Domestic Relations Order and notify the Member and each Alternate Payee of its determination. The determination of the status of a Domestic Relations Order as a Qualified Domestic Relations Order will be made in accordance with such uniform and nondiscriminatory rules and procedures as may be adopted by the Administrative Committee from time to time. If monthly benefits are presently being paid with respect to a Member named in a Domestic Relations Order which may qualify as a Qualified Domestic Relations Order, or if the Member's Plan Benefit becomes payable after receipt of the order, the Administrative Committee will notify the Trustee to segregate and hold the amounts which would be payable to the Alternate Payee or payees designated in the order if the order is ultimately determined to be a Qualified Domestic Relations Order.

         If the Administrative Committee determines that the Domestic Relations Order is a Qualified Domestic Relations Order within 18 months of receipt of the order, the Administrative Committee will instruct the Trustee to pay the segregated amounts (plus any earnings on such amounts) to the Alternate Payee specified in the Qualified Domestic Relations Order. Conversely, if within the same 18 month period the Administrative Committee determines that the Domestic Relations Order is not a Qualified Domestic Relations Order, or if the status of the order as a Qualified Domestic Relations Order is not resolved, the Administrative Committee will instruct the Trustee to pay the segregated amounts (plus any earnings on such amounts) to the person or persons who would have been entitled to such amounts if the order had not been entered. If the Administrative Committee determines that a Domestic Relations Order is a Qualified Domestic Relations Order after the close of the 18 month period mentioned above, the determination will be applied prospectively only. The determination of the Administrative Committee as to the status of a Domestic Relations Order as a Qualified Domestic Relations Order will be binding and conclusive on all interested parties, present and future, subject to the claims review provisions of Section 0.

              (e) Responsibility of Alternate Payees. Any person claiming to be
                  ----------------------------------
an Alternate Payee under a Qualified Domestic Relations Order will be responsible for supplying the Administrative Committee with a certified or otherwise authenticated copy of the order and any other information or evidence that the Administrative Committee deems necessary in order to substantiate the person's claim or the status of the order as a Qualified Domestic Relations Order.

SECTION 20  TOP-HEAVY PROVISIONS.
----------  --------------------

         20.1 Determination of Top-Heavy Status. If the Plan becomes "Top
              ---------------------------------
Heavy," the provisions of this Section 0 will become operative. The Plan will be Top Heavy for a Plan Year if, on the last day of the prior Plan Year (the "Determination Date"), the cumulative balances credited to the Accounts of all Members who are "Key Employees" under the Plan exceed 60% of the cumulative balances credited to the Accounts of all Members under the Plan. The Plan will be "Super Top Heavy" if, on the Determination Date, the cumulative balances credited to the Accounts of all Members who are "Key Employees" under the Plan exceed 90% of the cumulative balances credited to the Accounts of all Members.

         A "Key Employee" means a key employee as defined in section 416 of the Code.

         If the Administrative Committee, in its sole and absolute discretion, but under the provisions of section 416 of the Code, determines that the Plan is a constituent in an "Aggregation Group", this Plan will be considered Top Heavy or Super Top Heavy only if the Aggregation Group is a "Top Heavy Group" or a "Super Top Heavy Group."

         An "Aggregation Group" includes:

              (a) Each plan intended to qualify under section 401(a) of the Code sponsored by the Company or an Affiliated Company in which 1 or more Key Employees participate;

              (b) Each other plan of the Company or an Affiliated Company that is considered in conjunction with such plans in determining whether or not the discrimination and coverage requirements of section 401(a)(4) and section 410 of the Code are satisfied; and

              (c) In the discretion of the Administrative Committee, any other such plan of the Company or an Affiliated Company, which, when considered in conjunction with the plans referred to above, satisfies the nondiscrimination and coverage requirements of section 401(a)(4) and section 410 of the Code.

         A "Top Heavy Group" is an Aggregation Group in which the sum (determined as of the Determination Date) of the aggregate of the amounts credited to the accounts of Key Employees under all "defined contribution plans" (as defined in section 414(i) of the Code) included in such group plus the present value of the cumulative accrued benefits for Key Employees under all "defined benefit plans" (as defined in section 414(j) of the Code) included in such group, exceed 60% of the total of such amounts for all employees and beneficiaries covered by such plans. A "Super Top Heavy Group" is an Aggregation Group for which the sum so determined for Key Employees exceeds 90% of the sum so determined for all employees and beneficiaries. Such determination will be made by the Administrative Committee in accordance with section 416 of the Code.

         20.2 Minimum Allocations. For any Plan Year during which the Plan is a
              -------------------
Top-Heavy Plan, the Matching Contributions, Nonelective Contributions, Profit Sharing Contributions (other than the portion of the Profit Sharing Contributions and Forfeitures which could have been received in cash in accordance with Section 6.2) and Forfeitures allocated under this Plan and employer contributions and forfeitures allocated under any other defined contribution plan of the Aggregation Group, on behalf of any Member who is (a) employed on the last regularly scheduled working day of the Plan Year, and (b) who is not a Key Employee will not be less than a percentage of the Member's Total Compensation, equal to the lesser of:
                                                            ------

              (a) 3%; or

              (b) The percentage equal to the largest percentage that any Key Employee for that Plan Year receives of Pre-Tax Contributions, Matching Contributions, Nonelective Contributions, Profit Sharing Contributions and Forfeitures allocated on behalf of that Key Employee's Total Compensation for that Plan Year, as limited by Section 0 below.

         The minimum allocation will be determined without regard to any contributions made or benefits available under the federal Social Security Act.

         20.3 Minimum Vesting. If a Member (other than a Member who did not
              ---------------
complete any Period of Service after the Plan became a Top-Heavy Plan) ceases to be an Employee while the Plan is a Top-Heavy Plan and after such Member has completed 3 or more Years of Service, such Member's Vested Interest in his or her Matching Account and Profit Sharing Regular Account will be 100% and will no longer be subject to forfeiture for an act of Misconduct under 0. If a Member ceases to be an Employee while the Plan is a Top-Heavy Plan and before the Member has completed 3 Years of Service, the Member's Vested Interest in his or her Matching Account and Profit Sharing Regular Account will be determined in accordance with Section 0.

         20.4 Effect of Change in Top-Heavy Status on Vesting. If the Plan at
              -----------------------------------------------
any time is a Top-Heavy Plan and later ceases to be a Top-Heavy Plan, each Member who is credited with 3 or more Years of Service as of the last day of the last Plan Year in which the Plan is a Top-Heavy Plan will continue to have a 100% Vested Interest in his or her Matching Account and Profit Sharing Regular Account. Each Member who is credited with fewer than 3 Years of Service as of the last day of the last Plan Year in which the Plan is a Top-Heavy Plan will have his or her Vested Interest in his or her Matching Account and Profit Sharing Regular Account determined under Section 0 (unless and until the Plan again becomes a Top-Heavy Plan).

         20.5 Impact on Maximum Benefits. For any Plan Year in which the Plan is
              --------------------------
a Top-Heavy Plan, the number "1.00" will be substituted for the number "1.25" wherever it appears in section 415(e)(2) and section 415(e)(3) of the Code. Such substitution will not have the effect of reducing any benefit accrued under a defined benefit plan maintained by a Participating Company before the first day of the Plan Year in which this provision becomes applicable.

SECTION 21  GENERAL LIMITATIONS AND PROVISIONS.
----------  ----------------------------------

         21.1 No Employment Rights. Nothing in the Plan will be deemed to give
              --------------------
any employee the right to be retained in the employment of the Company or an Affiliated Company or affect the right of the Company or an Affiliated Company to terminate a person's employment with or without cause.

         21.2 Payments from the Trust Fund. The Trust Fund will be the sole
              ----------------------------
source of benefits under the Plan and, except as otherwise required by the Act, the Company, the Administrative Committee and the Investment Committee assume no liability or responsibility for payment of such benefits. Each Member, Beneficiary or other person who will claim the right to any payment under the Plan will be entitled to look only to the Trust Fund for such payment and will not have the right, claim or demand for such amount against the Company, the Administrative Committee or the Investment Committee or any member of the Committees, or any employee or member of the board of directors of the Company.

         21.3 Payments to Minors or Incompetents. If the Administrative
              ----------------------------------
Committee finds that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due him or her or his or her estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Plan and the Trust Fund.

         21.4 Lost Members or Other Persons. If the Administrative Committee is
              -----------------------------
unable to locate a Member, Beneficiary or other person who is entitled to receive a benefit under the Plan, the Administrative Committee may (but need not) direct that such benefit be applied to reduce the Company Matching Contribution and/or Profit Sharing Contribution to the Plan. If the person later makes a claim for his or her benefit before the date final distributions are made from the Trust Fund following the termination of the Plan, the Company that employed the Member with respect to whom the benefit is payable, will reinstate such benefit (without income, gains or other adjustment) by making a special contribution to the Plan as soon as reasonably practicable after such claim is made. However, if the benefit would have been lost by reason of escheat under applicable state law, then the benefit will not be subject to reinstatement. If the Plan is terminated and final distributions are made from the Trust Fund before the applicable escheat period has expired, the Administrative Committee may transfer the affected person's benefits to an individual retirement account established for such person.

         21.5 Personal Data to the Administrative Committee. Each Member must
              ---------------------------------------------
file with the Administrative Committee such pertinent information concerning himself or herself, his or her Beneficiary or any other person as the Administrative Committee may specify, and no member, Beneficiary or other person will have any rights to any benefit under the Plan unless such information is filed by or with respect to him or her. The Administrative Committee is entitled to rely on personal data given to it by a Member.

         21.6 Insurance Contracts. If the payment of any benefit under the Plan
              -------------------
is provided for by a contract with an insurance company the payment of such benefit will be subject to all the provisions of such contract.

         21.7 Notice to the Administrative Committee. All elections,
              --------------------------------------
designations, requests, notices, instructions and other communications from a Participating Company, a Member, Beneficiary, or other person to the Administrative Committee, required or permitted under the Plan, will be:

              (a) In such form as is prescribed from time to time by the Administrative Committee;

              (b) Mailed by first-class mail or delivered to such location as will be specified by the Administrative Committee, or provide by electronic means, including telephone, as permitted by the Administrative Committee; and

              (c) Deemed to have been given and delivered only upon actual receipt by the Administrative Committee or its designee at the location.

         21.8 Notices to Members and Beneficiaries. All notices, statements,
              ------------------------------------
reports and other communications from a Participating Company or the Administrative Committee or Investment Committee to any employee, Member, Beneficiary or other person (other than the Administrative Committee) required or permitted under the Plan will be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, the employee, Member, Beneficiary or other person at his or her address last appearing on the records of the Administrative Committee.

         21.9 Word Usage. Whenever used in the Plan, the masculine gender
              ----------
includes the feminine, and wherever the context of the Plan dictates, the plural will be read as the singular and the singular as the plural. Uses of the term "Sections" as a cross-reference will be to other Sections contained in the Plan and not to another instrument, document or publication unless specifically stated otherwise.

         21.10 Headings. The titles and headings of Sections are included for
               --------
convenience of reference only and are not to be considered in construing the provisions of the Plan.

         21.11 Governing Law.  The Plan and all rights  under the Plan will be
               --------------
interpreted and construed in accordance with California law except to the extent such law is preempted by the Act and the Code.

         21.12 Heirs and Successors. All of the provisions of the Plan will be
               --------------------
binding upon all persons who will be entitled to any benefits under the Plan, their heirs and legal representatives.

         21.13 Withholding. Payment of benefits under this Plan will be subject
               -----------
to applicable law governing the withholding of taxes from benefit payments, and the Trustee and Administrative Committee will be authorized to withhold taxes from the payment of any benefits under the Plan, in accordance with applicable law.

         IN WITNESS WHEREOF, LEVI STRAUSS ASSOCIATES INC. has caused this Plan to be executed and its corporate seal to be hereunto affixed by its duly authorized officers, as of this 21st day of November, 1995.

                                   LEVI STRAUSS ASSOCIATES INC.



                                   By:               /s/
                                      ----------------------------------
                                               Donna Goya
                                      Its:     Sr. Vice President

                          EMPLOYEE INVESTMENT PLAN OF
                          ---------------------------
                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------

             (As Amended and Restated Effective November 27, 1989)

                                  APPENDIX A
                                  ----------

                             PRIOR PLAN PROVISIONS
                             ---------------------

     This Appendix A states the provisions of the Plan in effect on or after the Effective Date (November 27, 1989) which were amended before September 1, 1994. The provisions of the Plan in effect as of September 1, 1994 are presented in the main text of this amended and restated Plan.

1. Effective before November 21, 1990, Section 2.1 of the Plan, then designated as Section 18.1, read as follows:

               18.1 "Accounts" means, to the extent applicable to
                     --------
          a Member, one or more of the following accounts:
          Matching Account, Post-Tax Account, Pre-Tax Account,
          Profit Sharing Account and Rollover Account.

2. Effective before November 21, 1990, Section 2.6 of the Plan, then designated as Section 15.4, read as follows:


               15.4 Annual Additions. For purposes of this
                    ----------------
          Section 15, a Member's "Annual Additions" for a Plan
          Year will equal the sum of the following:

                    (a) The amount of employer contributions and forfeitures allocated to the Member as of any date within such Plan Year under any qualified defined contribution plan maintained by the Affiliated Group, including Profit Sharing Contributions, Matching Contributions and Forfeitures under this Plan;

                    (b) The aggregate employee contributions which the Member contributes during such Plan Year to all qualified retirement plans maintained by the Affiliated Group, including Post-Tax Contributions to this Plan; and

                    (c) The amount of contributions made on
          behalf of the Member for such Plan Year to any qualified defined contribution plan maintained by the Affiliated Group under a salary deferral election by the Member under a qualified cash or deferred arrangement, including Pre-Tax Contributions to this Plan.

3. Effective August 13, 1990, the following clause was added to the end of the fourth sentence of Section 2.8 of the Plan, then designated as Section 10.9:

          "or the Administrative Committee is satisfied the spouse cannot be located."

4.   Before November 26, 1990, an account executive's Compensation under Section
     2.14 of the Plan could not exceed the maximum for the Home Office Salary Grade 6 salary range in effect at the end of such a Plan Year.

5. Effective before August 13, 1990, the last paragraph of 2.17 of the Plan, then designated as Section 18.46, read as follows:

               18.46 "Temporary Employee" means a person who:
                      -------------------

                      (a) Is hired to fill, for a period not to exceed six calendar months, a position which arises from either an emergency situation or from the temporary absence of an Eligible Employee;

                      (b) Is subject, as a condition of such employment, to termination without prior notice at any time; and

                      (c) Does not complete a 365-day Period of Service.

6. Effective before November 21, 1990, Section 2.17 of the Plan, then designated as Section 18.10, read as follows:

               18.10 "Eligible Employee" means an Employee of a Participating
                      -----------------
          Company who is paid from the home office of the Company. The Board of Directors, in designating a Participating Company, may specify that only certain named Employees or only certain classifications of Employees of such Participating Company will be "Eligible Employees," in which event all other Employees of such Participating Company will not be "Eligible Employees." In addition, the term "Eligible Employee" will not include an Employee who is:

                    (a) Included in a unit of employees covered by a collective-bargaining agreement that does not provide that such Employee will be eligible to participate in the Plan;

                    (b) A stocktaker, service representative, retiree coordinator or Temporary Employee;

                    (c) A nonresident alien who receives no remuneration from a Participating Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the code);

                    (d) Any alien who (i) receives remuneration from the

          Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) and (ii) has been transferred by the Company from a job outside the United States to a job within the United States, during any period in respect of which the alien is benefiting (by reason of accruing a benefit or making or having contributions made on such alien's behalf) under (A) a retirement plan established or maintained outside of the United States by a foreign subsidiary (including a domestic subsidiary operating abroad) or foreign division of the Company or (B) the Levi Strauss International Retirement Plan for Third Country National Employees or any successor or similar plan maintained by the Company or any member of the Affiliated Group;

                    (e) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating broad) or foreign division of a Participating
          Company;

                    (f) Not paid on a salary or commission basis;

                    (g) Covered by an individual employment contract that expressly provides that he or she will not be eligible for membership in the Plan; or

                    (h) A "leased employee" (as defined in section 414(n) of the Code) who is providing services to a member of the Affiliated Group.

          The Board of Directors on a nondiscriminatory basis may designate as an Eligible Employee any person described in
          (c), (d), (e) or (f) above. Such designation must be made in writing after receiving the advice of counsel.

               A person's status as an Eligible Employee will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

7. Effective on and after November 26, 1990, Section 2.17 of the Plan, then designated as Section 18.10, was amended to exclude Highly Compensated Employees as Eligible Employees for purposes of making Member Contributions and for receiving an allocation of Matching Contributions, Nonelective Contributions, Profit Sharing Contributions and Forfeitures under the Plan.

8. Effective before November 21, 1990, Section 2.34 of the Plan, then designated as Section 18.23, read as follows:

               18.23 "Matching Contributions" means the contribution
                      ----------------------
          made by the Participating Companies under Section 4.

9. Effective before November 26, 1990, Section 2.35 of the Plan, then designated as Section

     18.24, read as follows:

               18.24 "Member" means a person who participates in the Plan under
                      ------
          Section 2.

10.  Effective before July 1, 1991, Section 2.37 of the Plan, then designated as
     Section 18.12, read as follows:

               18.12 "Entry Date" means December 1 and June 1 of each Plan Year.
                      ----------

11. Section 2.40 and Section 2.41 of the Plan, then designated as Section 18.28 and Section 18.29, were added to the Plan, effective on and after November 21, 1990.

12. Section 3.5 of the Plan, then designated as Section 2.5, was added to the Plan effective on and after November 26, 1990.

13. Effective before November 21, 1990, Section 5 of the Plan, then designated as Section 4, read as follows:

          SECTION 4.   MATCHING CONTRIBUTIONS.
          ---------    ----------------------

               4.1 Amount and Form. The Participating Companies will
                   ---------------
          make a Matching Contribution to the Plan for each Plan Year in an amount equal to 50% of each Member's Member Contributions for such Plan Year which are transferred to Fund C under Section 6.2. The Board of Directors may determine that no Matching Contribution will be made for a particular Plan Year or portion of a Plan Year, or may determine that a lesser Matching Contribution will be made, in view of Company performance and economic and financial conditions prevailing and anticipated at the time. The Board of Directors also may determine in its sole discretion that a greater Matching Contribution will be made for a particular Plan Year or portion of a Plan Year. No Matching Contribution will be made for a Member unless he or she (a) is an Employee on the date as of which a Matching Contribution is allocated or (b) ceased to be an Employee during the Plan Year after attaining age 55 and completing 15 years of Service, after attaining age 65 or by reason of death and his or her Account has not been distributed under
          Section 10. Matching Contributions may be made in the form of cash or in the form of shares of Stock, or a combination of both.

               4.2 Deposit With Trustee; Crediting Accounts. Matching
                   ----------------------------------------
          Contributions for any Plan Year will be paid to the Trustee at the time when Member Contributions are transferred to Fund C under Section 6.2 and will be allocated among Members in proportion to their Member Contributions which are transferred to Fund C. A Member's share of the Matching Contributions will be allocated and credited to the Member's Matching

          Account as of the earlier of the date the Matching Contributions are made to the Plan or the end of the Plan Year during which the Member made the Member Contributions with respect to which such Matching Contributions are made. Forfeitures arising under Section 10.4 with respect to any Member's Matching Account during a Plan Year will be allocated among other Members as additional Matching Contributions for such Plan Year and credited to such Members' Matching Accounts.

               4.3 Curtailment or Distribution of Excess Aggregate
                   -----------------------------------------------
          Contributions. If any Matching Contributions otherwise
          -------------
          allocable to a Member would constitute "excess aggregate contributions" (as defined in section 401(m)(6)(B) of the Code) with respect to a Plan Year, then such matching contributions will be treated in accordance with paragraph
          (a) or (b):

                    (a) Such Matching Contributions will not be made
               to the Plan, if the Matching Contributions have not been made to the Plan as of the date on which such Matching Contributions are determined to constitute excess aggregate contributions, or

                    (b) Such Matching Contributions (and any earnings
               on such Matching Contributions) will be distributed to the Member no later than 2-1/2 months after the end of the Plan Year, if such Matching Contributions have been made to the Plan before the date as of which the Matching Contributions are determined to constitute excess aggregate contributions.

14.  Effective before January 1, 1993, Section 4.7 of the Plan read as follows:

               4.7 Rollover Contributions. An Employee may make a
                   ----------------------
          Rollover Contribution to the Plan in an amount equal to all or part of a previous distribution from a plan that, at the time of the distribution, met the requirements of section 401(a) of the Code. The Rollover Contribution must be made in cash within 60 days after its receipt by the Employee either from the qualified plan or an individual retirement account which meets the requirements of section 408 of the Code. A Rollover Contribution shall be permitted only if the Employee establishes that:

                    (a) The Rollover Contribution includes no assets other than those attributable to employer contributions, earnings on employer contributions and earnings on employee contributions under plans qualified under section 401(a) of the Code;

                    (b) Such Contribution includes no assets other than those attributable to a qualified total distribution, as defined in section 402(a)(S)(E)(i) of the Code; and

                    (c) If the amount was received by the Employee from an individual retirement account, the distribution from such account represented a total distribution thereof.

       The Rollover Contribution shall be paid to the Trustee as soon as practicable, credited to the Employee's Rollover Account and invested as described in Section 7. If it is determined that a Member' 5 Rollover Contribution mistakenly failed to qualify under the Code as a tax-free rollover, then the balance in the Member' 5 Rollover Account attributable to the mistaken contribution immediately shall be segregated from all other Plan assets, treated as a nonqualified trust established by and for the benefit of the Member, and distributed to the Member. Such a mistaken contribution shall be deemed never to have been a part of the Plan.

15. Effective before November 26, 1990, the following sentence appeared at the end of Section 6.2 of the Plan, then designated as Section 5.2:

       Forfeitures arising under Section 10.5 with respect to any Member's Profit Sharing Account during a Plan Year will be allocated among other Members who are Employees on the last working day of such Plan Year as additional Profit Sharing Contributions for such Plan Year and, subject to Section 5.2, will be credited to such Members' Profit Sharing Accounts.

16. Fund E was added to the Plan, as an investment option under Section 7.1, effective March 1, 1991.

17. Effective before November 21, 1990, Section 7.2 of the Plan, then designated as Section 6.2, read as follows:

               6.2 Investment of Contributions. A Member's share of
                   ---------------------------
          any Profit Sharing Contribution and Forfeitures attributable to Profit Sharing Accounts will be deposited in Fund A, Fund
          B, Fund D and/or Fund H in 25% increments of such
          Contribution and Forfeitures as directed by the Member in accordance with procedures established by the Administrative Committee. A Member's investment directions for Profit
          Sharing Contributions and Forfeitures will remain in effect until changed by the Member. If the Member fails to file any investment directions, his or her share of any Profit
          Sharing Contribution and Forfeitures attributable to Profit
          Sharing Accounts will be deposited in Fund D. All Matching Contributions will be deposited in Fund C. All Member
          Contributions initially will be deposited in the Segregated
          Account. Twice each Plan Year, the Investment Committee will obtain an independent appraisal of the Fair Market Value of Stock. The Investment Committee will notify the Trustee of such Fair Market Value promptly after completion of the appraisal. If the Trustee determines that the Fair Market
          Value exceeds
          adequate consideration for Stock within the meaning of section 3(18) of ERISA, all Member Contributions that are invested in the Segregated Account and any earnings on such contributions will be transferred from the Segregated Account to Fund D, and no Matching Contribution will be made with respect to such Member Contributions. If the Trustee determines that the Fair Market Value does not exceed adequate consideration for stock, the Administrative Committee will notify Members of such Fair Market Value and the Company's stockholders of the Trustee's intention to purchase Stock. Each Member who has Member Contributions invested in the Segregated Account will have the opportunity to elect to have such Member Contributions and any earnings on such contributions transferred from the Segregated Account to Fund A, Fund B, Fund C, Fund D and/or Fund H in 25% increments of such Member Contributions and earnings. If a Member files such an election on the prescribed form by the date determined by the Administrative Committee, the Member's Member Contributions that are invested in the Segregated Account and any earnings on such contributions will be transferred to the Fund(s) elected by the Member. If a Member fails to file such an election on the prescribed form by the date determined by the Administrative Committee, the Member's Member Contributions that are invested in the Segregated Account and any earnings on such contributions automatically will be transferred to Fund C. At the time when Member Contributions and earnings are transferred to Fund C, the Participating Companies will make a Matching Contribution under Section 4.1 unless the Board of Directors determines that no Matching contribution will be made. The Trustee will seek to acquire Stock for Fund C at a price no greater than Fair Market Value to the extent any cash Matching Contributions deposited in Fund C and Member Contributions transferred to Fund C exceed the cash requirements of Fund C as determined by the Administrative Committee. The Trustee may acquire Stock from a party-in-interest or a disqualified person for no more than adequate consideration (as defined in section 3(18) of ERISA) in accordance with the requirements of section 408(e) of ERISA.

               If any Member's Member Contributions in excess of the cash requirements of Fund C have not been invested in Stock when the Fair Market Value of Stock is next determined because insufficient Stock was available to the Trustee, the Member may elect to have such Member Contributions and any earnings on such contributions transferred to Fund A, Fund B, Fund D and/or Fund H in 25% increments in accordance with procedures established by the Administrative Committee. In the absence of such an election, the Member Contributions and earnings will remain in Fund C for investment in Stock at the new Fair Market Value to the extent Stock is available. Any Matching Contributions and earnings on such contributions that have not been invested in Stock will remain in Fund C, whether or not the Member elects to transfer the excess Member Contributions to another Fund.

               Any Member who requests a distribution of his or her Plan Benefit under Section 10 before a date on which Matching Contributions are made to the Plan will be deemed to have elected not to invest in Fund C such Member's Member Contributions and earnings on such contributions which were held in the Segregated Account immediately before such request.

18. Before May 31, 1991, Member investment directions had to be in increments of 25% of the Member's Accounts.

19. Effective on and after October 29, 1990, Section 7.2 of the Plan, then designated as Section 6.2, was amended to give the Investment Committee the discretion to effect a "Suspension."

20. Before July 1, 1991, the phrase "as of the last day of each quarter during a Plan Year" in Section 7.3 of the Plan, then designated as Section 6.2, was replaced by the phrase "as of the last day of each Quarter."

21. Section 7.4 of the Plan, then designated as Section 6.4, was added to the Plan effective on and after January 1, 1991.

22. Effective before February 28, 1991 clause (i) of Section 7.7 of the Plan, then designated as section 17.5, read as follows:

                              (i) any offer to purchase stock by the Company if
                  it is for purposes of making cash distributions under the Plan.

23. Section 7.7(c) of the Plan, then designated as Section 17.5(b), was added to the Plan, effective on and after February 28, 1991.

24. Effective with respect to Hardship Withdrawals made before August 13, 1990, the final paragraph of Section 9.3 of the Plan, then designated as Section 8.3, was not applicable.

25. The last clause of Section 9.3(a)(vii) became effective for hardship withdrawals made after May 3, 1993.

26. Effective before the issuance of final regulations under section 401(k) of the Code, the Plan provided for hardship withdrawals from Members' Nonelective Accounts.

27.  Effective with respect to withdrawals made before November 21, 1990,
     Section 9.4 of the Plan, then designated as Section 8.4, read as follows:

               8.4 Withdrawals From Fund C. The portion of a Member's Accounts
                   -----------------------
          invested in Fund C may be withdrawn under Section 8.1 or 8.3 at the time when Member Contributions and Matching Contributions are invested in Fund C, but only to the extent the Administrative Committee determines that there is sufficient cash available in Fund C to permit the withdrawal.

28.  Effective with respect to withdrawals made before November 21, 1990,
     Section 9.5 of the Plan, then designated as Section 8.5, read as follows:

               8.5 Payment of Withdrawals. A Member may request a
                   ----------------------
          withdrawal by filing the prescribed form with the Administrative Committee. A withdrawal will be paid in cash soon as reasonably practicable after the Administrative Committee receives the prescribed form and determines that the withdrawal request meets the requirements of Section 8.1, 8.2 or 8.3, as applicable.

29.  Effective with respect to withdrawals made before June 25, 1990, Section
     9.7 of the Plan, then designated as Section 8.7, read as follows:

               A Member's Accounts will be liquidated to the extent necessary to fund a withdrawal under Section 8.3 in the following order of priority: Post-Tax Account, Rollover Account, Pre-Tax Account, Profit Sharing Account and Matching Account. Within a Member's Profit Sharing Account, the portion attributable to amounts which the Member could have elected to receive in cash under Section 5.2 will be liquidated only after the balance of the Member's Vested Interest in his or her Profit Sharing Account has been liquidated. Within any Account, amounts invested in each Fund will be liquidated in the following order of priority:
          Fund D, Fund B, Fund H and Fund A. If the Investment Committee determines that it is not feasible for the Trustee to prudently liquidate the necessary amount invested in any Fund in accordance with Members' withdrawal requests, the Investment Committee will so advise the Administrative Committee which will direct that such steps be taken as it considers necessary or desirable for the protection of Members' Accounts, including the reordering of liquidation priorities or a pro rata reduction in the amount of each Member's withdrawal.

30. Effective with respect to withdrawals made after June 25, 1990, but before November 21, 1990, Section 9.7 of the Plan, then designated as Section 8.7, read as follows:

               8.7 Source of Withdrawals. A Member's Accounts will be
                   ---------------------
          liquidated to the extent necessary to fund a withdrawal under Section 8.3 in the following order of priority: Post Tax-Account (excluding any portion of such Account held in Fund C or the Segregated Account within Fund D), Rollover Account, Pre-Tax Account (excluding any portion of such Account held in Fund C or the Segregated Account within Fund
          D), the portion of the Member's Profit Sharing Account attributable to amounts which the Member could have elected to receive in cash under Section 5.2, the portion of the Member's Post-Tax Account held in the Segregated Account within Fund D, the portion of the Member's Pre-Tax Account held in the Segregated Account within Fund D, the portion of the Member's Post-Tax

          Account held in Fund C, the portion of the Member's Pre-Tax Account held in Fund C, the balance of the Member's Profit Sharing Account, the Matching Account and the Nonelective Account. Except as provided above, within any Account, amounts invested in each Fund will be liquidated in the following order of priority; Fund D, Fund B, Fund H and Fund A.

31. Effective before April 1, 1990, Section 10.1(a) of the Plan, then designated as Section 9.1(a), read as follows:

               (a) Profit Sharing Account. A Member may borrow an
                   ----------------------
          amount from his or her Profit Sharing Account not exceeding 100% of the Member's Vested Interest in such Account. Such a loan will be permitted only if the Administrative Committee determines that (i) the proceeds of the loan will be used to acquire, construct or rehabilitate the Member's primary residence, or to refinance any loan or loans previously made to the Member by a third party for any of the foregoing purposes; or (ii) such loan is required by the Member for reasons set forth in Section 8.3(g).

32. Effective before March 1, 1991, Section 10.1(b) of the Plan, then designated as Section 9.1(b), read as follows:

               (b) After-Tax, Pre-Tax, Matching and Rollover Accounts.
                   --------------------------------------------------
          Effective on and after a date determined by the Administrative Committee and announced to Members, a Member may borrow an amount from his or her Post-Tax Account, Rollover Account, Matching Account and/or Pre-Tax Account not exceeding 100% of the balance credited to such Accounts. A loan from the Member's Pre-Tax Account will be permitted only if the Administrative Committee determines that the Member is Totally and Permanently Disabled or that the proceeds will be used for a purpose described in Section 8.3(a) through (f).

33. Effective before April 1, 1990 Section 10.1(d) of the Plan, then designated as Section 9.1(c), read as follows:

               (c) Additional Limitations. No loan will be permitted
                   ----------------------
          from the portion of any Account invested in Fund C. No loan will be granted to the extent it would cause the aggregate balance of all loans a Member has outstanding under the Plan to exceed the least of (i) $50,000, less the amount by which such aggregate balance has been reduced by repayments of principal during the one-year period ending on the day before the new loan is made; (ii) 50% of the Member's Vested Interest in all of the Member's Accounts; or (iii) the amount that can be repaid with level monthly payments, including interest, equal to 15% of the Member's monthly base Compensation. The amount of any loan will be a multiple of $100 and will not be less than $1,000. In addition, only 2 loans to a Member may be outstanding at any time, and a Member may apply for a loan no more than twice in any Plan Year.

34.  Effective before April 1, 1990 Section 10.2 of the Plan, then designated as
     Section 9.2, read as follows:

               9.2 Terms of Loans. All loans will be on such terms and
                   --------------
          conditions as the Administrative Committee may determine, provided that all loans will:

                    (a) Be made under a promissory note secured by (i)
               the residence that the Member acquires, in the case of a loan from the Member's Profit Sharing Account, and
               (ii) the Account(s) that funded the loan;

                    (b) Be subject to a substantially level payment
               schedule, as determined by the Administrative
               Committee, with payments to be made at least quarterly and whenever possible to be made through semi-monthly payroll deductions;

                    (c) Bear interest at a fixed rate determined by
               the Administrative Committee based upon the prime interest rate in effect at a commercial bank as of the first day of December, March, June or September immediately preceding the date on which the loan is approved, plus 1%; and

                    (d) Provide for repayment in full, whether from
               the Member's Accounts or otherwise, on or before the earlier of (i) 5 years after the date the loan is made (15 years after the date the loan is made if the loan is used to acquire the Member's principal residence) or
               (ii) the date the Member's Plan Benefit is distributed under Section 10.

35. Effective for the Period beginning April 1, 1990, and ending November 20, 1990, Section 10.2 of the Plan, then designated as Section 9.2, read as follows:

               9.2 Terms of Loans.  All loans will be on such terms and
                   --------------
          conditions as the Administrative Committee may determine, provided that all loans will:

                   (a) Be made under a promissory note secured by

                       (i) the residence of the Member, in the case of a loan under Section 9.1(a)(i) or, to the extent agreed upon by the Member and the Administrative Committee, in the case of the loan under 9.1(a)(ii) for reasons set forth in 8.1(b); and

                       (ii) the Account(s) that funded the loan to the extent that such Account(s) funds the loan; provided, however that:

                           (A) in the case of a loan made on or after
               April 1, 1990, under 9.1(a)(i), or a loan made under 9.1(a)(ii) and secured by the Member's residence, the Plan's security interest in the Member's Profit Sharing Account will not extend to the portion of such Account attributable to amounts which the Member could have elected to receive in cash under Section 5.2 ("Elective Profit Sharing Contributions"); and

                           (B) in the case of any other loan made
               under Section 9.1(a)(ii), the promissory note with respect to such loan will be secured by portions of the Account other than Elective Profit Sharing Contributions only to the extent that the amount of such loan exceeds the amount of Elective Profit Sharing Contributions available to secure such promissory note;

                   (b) Be subject to a substantially level payment schedule, as determined by the Administrative Committee, with payments to be made at least quarterly and whenever possible to be made through semi-monthly payroll deductions; provided, however, that in the event that payments are not made for a period of up to 90 days due to the Member's temporary absence from active work, such payments may be made (i) in a single sum after the Member returns to active work, (ii) ratably over the remaining period of the loan,
          (iii) in a single sum together with the final payment provided for under the note, or (iv) in another manner mutually agreed upon by the Member and the Administrative Committee;

                   (c) Bear interest at a fixed rate determined by the Administrative Committee based upon the prime interest rate in effect at a commercial bank as of the first day of December, March, June or September immediately preceding the date on which the loan is approved, plus 1%; and

                   (d) Provide for repayment in full, whether from the Member's Accounts or otherwise, on or before the earlier of
          (i) 5 years after the date the loan is made (15 years after the date the loan is made if the loan is used to acquire the Member's principal residence) or (ii) the date the Member's Plan Benefit is distributed under Section 10.

36.  Effective November 21, 1990, Section 10.2 of the Plan, then designated as
     Section 9.2, was amended to read as set forth in this amended and restated Plan.

37. Effective with respect to loans made before March 1, 1991, Section 10.3 of the Plan, then designated as Section 9.3, read as follows:

               9.3 Source of Loans; Application of Loan Payments. As
                   ---------------------------------------------
          of the first day of the month following the date the Administrative Committee approves a loan, the amount of the loan will be paid to the Member from the vested portion of the Member's Accounts that are being used to fund the loan, in the following order of priority: Post-Tax Account, Rollover Account, Pre-Tax Account, Profit Sharing Account, and the portion attributable to amounts which the Member could have elected to receive in cash under
          Section 5.2 will be used to fund a loan only after the balance of the Member's Vested Interest in his or her Profit Sharing Account has been so used. Amounts invested in Fund A, Fund B and Fund H will be liquidated and transferred to Fund D for disbursement from Fund D. If less than the entire amount of any Account is required to fund the loan, amounts invested in the Funds will be liquidated to fund the loan in the following order of priority: Fund D, Fund B, Fund H and Fund A. If the Investment Committee determines that it is not feasible for the Trustee to prudently liquidate the necessary amount invested in any Fund in accordance with Members' loan requests, the Investment Committee will so advise the Administrative Committee which will direct that such steps be taken as it considers necessary or desirable for the protection of Members' Accounts, including the reordering of liquidation priorities or a pro rata reduction in the amount of each Member's loan. The promissory note executed by the Member will be deposited in the Member's Account(s) that funded the loan. Principal and interest payments will be credited to the Member's Account(s) that funded the loan and invested in Fund D.

38. Effective with respect to loans made before November 26, 1990, the second to last sentence of Section 10.4 of the Plan, then designated as Section 9.4, read as follows:

          If an involuntary withdrawal from the Member's Profit
          Sharing Account is declared, the Member's Vested Interest in such Account will be determined as provided in Section 12.2.

39. Effective before November 26, 1990, Section 11.1(a) of the Plan, then designated as Section 10.1(a), read as follows:

                    (a) A Member's Vested Interest in his or her Pre-Tax Account, Post-Tax Account and Rollover Account (if any) will be 100% at all times. Except as provided in Section 10.1(c), a Member's Vested Interest in his or her Matching Account will be 100% at all times.

40. Effective before November 26, 1990, Section 11.1(b) and (c) of the Plan, then designated as Section 10.1(b) and (c), read as follows:

                    (b) A Member's Vested Interest in the portion of his or her Profit Sharing Account attributable to amounts which the Member could have elected to receive in cash under
          Section 5.2 will be 100% at all times. The Member's Vested Interest in the remainder of his or her Profit Sharing Account will be 100% if the Member attains age 65 as an Employee, dies while an Employee or becomes Totally and Permanently Disabled while an

          Employee. Until a Member's Vested Interest in the remainder of such Account becomes 100% under the preceding sentence, the Member's Vested Interest in the remainder of such Account will be determined according to the following schedule based on the Member's completed Years of Service:

                      Completed
                   Years of Service                  Vested Interest
                   ----------------                  ---------------

                     Less than 1                            0%
                          1                                20%
                          2                                40%
                          3                                60%
                          4                                80%
                     5 or more                            100%

                    (c) If the Administrative Committee determines that any Member who has not reached age 65 and who has completed less than 5 Years of Service engaged in any act of misconduct while an Employee, the Member will have no Vested Interest in his or her Matching Account and the Member's Vested Interest in his or her Profit Sharing Account will consist solely of the amounts described in the first sentence of Section 10.1(b). The balance of such Accounts will be forfeited under Section 10.5.

41. Effective before November 26, 1990, Section 10.2 of the Plan read as follows:

               10.2 Vesting After Prior Withdrawals or Distributions.
                    ------------------------------------------------
          Section 10.1(b) will be applied as set forth in the following sentence in the case of any Member who received one or more prior withdrawals or distributions from his or her Profit Sharing Account under Section 8, 9.4 or this Section 10, who subsequently remained an Employee or was rehired as an Employee and whose Vested Interest in the entire Profit Sharing Account is not yet 100%. The Member's Vested
          Interest in such Account will be determined by first applying the appropriate percentage under the schedule in
          Section 10.1(b) to the sum of the value of such Account plus the aggregate value of the Member's prior withdrawals or distributions from such Account, and then subtracting the aggregate value of such prior withdrawals or distributions.

42. Effective before November 26, 1990, Section 10.5 of the Plan read as follows:

               10.5 Forfeitures. If a Member ceases to be an Employee
                    -----------
          during a Plan Year and is not rehired as an Employee on or before the date the Member incurs a 1-year Service Break, then the portion of the Member's Profit Sharing Account in excess of the Member's Vested Interest will become a Forfeiture as of such date.

43. Effective before August 6, 1990, Section 11.5(a) of the Plan, then designated as Section 10.7(a), read as follows:

                    (a) Monthly installments over a period not exceeding the reasonable life expectancy of the Member (or Beneficiary), as determined under the mortality table specified in Appendix B to the Revised Home Office Pension Plan of Levi Strauss & Co. The amount of each installment will be determined by dividing the value of the portion of the Plan Benefit remaining in the Trust Fund by the number of installments elected less the number of installments already paid.

44. Effective before August 1, 1989, Section 12.2 of the Plan, then designated as Section 15.2, read as follows:

               15.2 Combined Limitation on Benefits and Contributions.
                    -------------------------------------------------
          Except as otherwise permitted under ERISA, the Tax Equity an Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986, the sum of a Member's defined benefit plan fraction and his or her defined contribution plan fraction will not exceed 1.0 with respect to any Plan Year. For purposes of this Section 15.2, the terms "defined benefit plan fraction" and "defined contribution plan fraction" will have the meaning given to such terms by section 415(e) of the Code and the regulations thereunder. If a Member would exceed the above limitation, then such Member's benefits under any qualified defined benefit plan(s) that may be maintained by the Affiliated Group will be reduced as necessary to allow his or her Annual Additions to equal the maximum permitted by law and the Plan.

45. Effective before November 21, 1990, Section 12.3 of the Plan, then designated as Section 15.3, read as follows:

               15.3 Disposition of Excess Annual Additions.  Any Annual
                    --------------------------------------
          Additions under this Plan that cannot be allocated to a Member because of the limitation described in Section 15.1 will be processed as follows:

                    (a) Profit Sharing Contributions and Forfeitures attributable to Profit Sharing Accounts that cannot be allocated to the Member will be deducted from the amount of Profit Sharing Contributions which otherwise would be made under Section 5, but such reduction will not affect the amounts allocable under Section 5.3 to Members whose Profit Sharing Contribution component of Annual Additions is not reduced.

                    (b) Matching Contributions and Forfeitures attributable to Matching Accounts that cannot be allocated to the Member will be deducted from the amount of Matching Contributions which otherwise would be made under Section 4, but such reduction will not affect the amounts allocable under Section 4.2 to Members whose Matching

          Contribution component of Annual Additions is not reduced.

                    (c) Post-Tax Contributions made by the Member
          (increased by any income or reduced by any losses allocable to such Contributions) will be returned to the Member in cash.

                    (d) Pre-Tax Contributions made by the Member will be reduced under Section 3.4. Any Pre-Tax Contributions that cannot be handled in accordance with Section 3.4 will be credited to a suspense account on behalf of the Member. All amounts credited to such account will be treated as Pre-Tax Contributions for successive Plan Years and will be allocated annually to the Member under Section 3 (to the extent such allocation is not prohibited by Section 15.1) until exhausted. No gains or losses will be credited to such account and no additional Pre-Tax Contributions, Matching Contributions or Profit Sharing Contributions will be made by or on behalf of the Member so long as any amount remains in such account.

46. Effective before November 21, 1990, Section 13.1 of the Plan, then designated as 11.1, read as follows:

               11.1 Contributions. The Administrative Committee will
                    -------------
          make arrangements for the collection of Member Contributions as provided in Section 3. The Company will cause the Participating Companies to make Matching Contributions and Profit Sharing Contributions to the Plan as provided in Sections 4 and 5.

47. Effective before November 21, 1990, Section 18.3 of the Plan, then designated as Section 14.3, read as follows:

               14.3 Effect of Termination. Upon termination of the
                    ---------------------
          Plan, no assets of the Plan will revert to any Participating Company or be used for, or diverted to, purposes other than the exclusive purpose of providing benefits to Members and Beneficiaries and of defraying the reasonable expenses of termination. Upon termination of the Plan or upon complete discontinuance of contributions, the Vested Interest of each Member in his or her Matching Account and entire Profit Sharing Account will be 100%. (Each Member's Vested Interest in his or her Pre-Tax Account, Post-Tax Account and Rollover Account is 100% at all times.)

48. Effective before November 21, 1990, Section 20.2 of the Plan, then designated as paragraph (b) in Appendix A, read as follows:

               (b) Minimum Allocations. For any Plan Year during which
                   -------------------
          the Plan is a Top-Heavy Plan, the Pre-Tax Contributions, Matching Contributions, Profit Sharing Contributions and Forfeitures allocated under this Plan and employer contributions and forfeitures allocated under any other defined contribution plan of the Aggregation Group on behalf of any Member who is employed on the last regularly scheduled working day of the Plan Year and who is not a Key Employee will not be less than a percentage of the Member's Total Compensation equal to the lesser of (i) 3%; or (ii) the percentage equal to the largest percentage that any Key Employee for that Plan Year receives of Pre-Tax Contributions, Matching Contributions, Profit Sharing Contributions and Forfeitures allocated on behalf of that Key Employee's Total Compensation for that Plan Year as limited by (e) below. The minimum allocation will be determined without regard to any contributions made or benefits available under the Federal Social Security Act.

49. Effective before November 21, 1990, Section 20.2 of the Plan, then designated as Section 17.7, read as follows:

               17.7 Return of Contributions. All Pre-Tax Contributions,
                    -----------------------
          Matching Contributions and Profit Sharing Contributions are expressly conditioned upon the deductibility of such Contributions under section 404 of the Code. If the deduction of any such Contribution is disallowed, then the amount for which a deduction is disallowed will be returned to the appropriate Participating Company within 12 months after the date of the disallowance. In addition, if any Member Contribution, Matching Contribution or Profit Sharing Contribution is made as a result of a mistake of fact, such Contribution may be repaid to the appropriate Participating Company within 12 months after it is made. Any such Contribution returned under this Section 17.7 will be reduced to reflect losses but will not be increased to reflect gains or income. Any Member Contribution returned under this Section 17.7 will be paid to the Member from whom it was withheld.

50. Effective for the period beginning January 1, 1990 and ending July 16, 1990, Appendix C to the Plan, read as follows:

               As of January 1, 1990, Members will not make Member Contributions as Pre-Tax Contributions.

51. Effective on and after July 17, 1990, Appendix C to the Plan read as follows:

               As of January 1, 1990, Members will not make Member Contributions as Pre-Tax Contributions; provided, however, that after July 16, 1990, such provision will not apply to any Member who is not a "Highly Compensated Employee," within the meaning of section 414(q) of the Code.

                          EMPLOYEE INVESTMENT PLAN OF
                          ---------------------------
                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------

                                   APPENDIX B
                                   ----------

                               BLACKOUT PROVISIONS
                               -------------------

         1. In General. Any person or entity authorized to amend the Plan, or
            ----------
any person or entity designated in writing by such person or entity (the "Blackout Coordinator"), may establish a Blackout Period, as defined below, in the event that the Blackout Coordinator determines that such a Blackout Period is necessary or appropriate in the administration of the Plan.

         2. Definitions.
            -----------

             (a) A Blackout Period is a period of time during which Affected Requests shall not be processed or effected.

             (b) An Affected Request is any of the following requests by a Member (or Beneficiary) for an action or an event under the Plan, or any of the following Plan functions or events:

                 (i) Reinvestment of Accounts pursuant to Section 7 of the Plan;

                 (ii) Valuation of Accounts and distribution of statements pursuant to Section 8 of the Plan;

                 (iii)  Withdrawals pursuant to Section 9 of the Plan;

                 (iv)   Loans pursuant to Section 10 of the Plan; and

                 (v) Distribution of Plan Benefits pursuant to Section 11 of the Plan.

         In addition, the Blackout Coordinator, in its declaration of the Blackout Period or in any supplementary action regarding the Blackout Period, may designate as Affected Requests any other requests by a Member (or Beneficiary) or other Plan functions or events which are otherwise allowed or provided for under the Plan, or may declare that specified requests or Plan functions or events encompassed by (b)(i)-(v) above shall not constitute Affected Requests, for all or a designated portion of the Blackout Period.

         3. Duration.  The duration of the Blackout Period shall be determined
            --------
by the Blackout Coordinator, in its sole discretion.

         4. Effect of Blackout Period. Affected Requests will be held by the
            -------------------------
Administrative Committee until the end of the Blackout Period. At the end of the Blackout Period, the Administrative Committee shall reconfirm the Member's (or Beneficiary's) eligibility for or desire with respect to any Affected Request which had been submitted by such Member (or Beneficiary), but which had not been processed as a result of the Blackout Period. Other Plan functions or events which would have occurred if not for the Blackout Period, will be processed automatically after the expiration of the Blackout Period.

                           EMPLOYEE INVESTMENT PLAN OF
                           ---------------------------
                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------

                                   APPENDIX C
                                   ----------

                                      FUNDS
                                      -----

-    Fidelity Money Market Trust: Retirement Money Market Portfolio

-    Fidelity Investment Grade Bond Fund

-    Fidelity Asset Manager: Income

-    Fidelity Asset Manager

-    Fidelity Asset Manager: Growth

-    Fidelity Magellan Fund

-    Fidelity Contrafund

-    Fidelity Overseas Fund

-    Sponsor Stock Fund

     The Fund designated as the Holding Account referenced in Section 7.1 shall be the Fidelity Retirement Government Money Market Portfolio.

     The Fund designated as the Fund to receive contributions for which no proper Member investment direction has been received shall be the Fidelity Retirement Government Money Market Portfolio.

                           EMPLOYEE INVESTMENT PLAN OF
                           ---------------------------
                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------

                                   APPENDIX D
                                   ----------

                    ADDITIONAL ELIGIBLE WITHDRAWALS AND LOANS
                    -----------------------------------------

         In accordance with Sections 9.3(a)(viii), 9.3(b)(ii)(B) and 10.1(a)(iii), losses relating to natural disasters described herein may form a basis for withdrawals or loans.

         1. (a) Description of Natural Disaster.
                -------------------------------


                1998 Flood in Kansas






            (b) Limitations.
                -----------

                None.


__________________/s/___________________________
Donna J. Goya, Sr. Vice President
11/19/98
--------

                           EMPLOYEE INVESTMENT PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES INC.

                                  AMENDMENTS

         WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Employee Investment Plan of Levi Strauss Associates Inc. (the "Plan");

         WHEREAS, pursuant to Section 18.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason,

         WHEREAS, the Company desires to amend the Plan in order to expand the provisions relating to withdrawals in the event of financial hardship;

         WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan subject, to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

NOW, THEREFORE, effective as of the date set forth below, paragraph (a) of subsection. 9.3 of the Plan is hereby amended as follows:

         1. The word "or" which follows the semicolon in subparagraph (vii) is hereby deleted.

         2. The period at the end of subparagraph (viii) is hereby deleted and replaced with a semicolon and the word "or."

         3. A new subparagraph (ix) is hereby added to read as set forth below:

(ix) The need to pay attorney's fees, fines, penalties, judgments, assessments or other costs related to legal proceedings on behalf of the Member or the Member's spouse or dependents.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on July 6, 1995.

                                       /s/
                                  ---------------------------------------------
                                  Donna J. Goya
                                  Senior Vice President

                           EMPLOYEE INVESTMENT PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES INC.

                                  AMENDMENTS

         WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Employee Investment Plan of Levi Strauss Associates Inc. (the "Plan");

         WHEREAS, pursuant to Section 18.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company and certain of its major stockholders are considering a transaction intended to ensure the long-term private, family ownership of the Company (the "Transaction") and which would involve the elimination of Company stock as an investment under the Plan;

         WHEREAS, by resolutions duly adopted on November 30, 1995, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt amendments to the Plan in order to accommodate and reflect the possibility of the Transaction and any related transactions; and

         WHEREAS, the amendments herein are within the scope of such delegated authority of Robert D. Haas;

         NOW, THEREFORE, effective as of the date hereof, the Plan is hereby amended by the addition of Appendix F, to read as set forth on the attached exhibit.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, on December 7 1995.

                                       /s/
                                 --------------------------------------------
                                 Robert D. Haas
                                 Chairman of the Board and Chief Executive
                                 Officer

                                    EXHIBIT

                          EMPLOYEE INVESTMENT PLAN OF
                         LEVI STRAUSS ASSOCIATES INC.

                                  APPENDIX F

                     SUSPENSION OF STOCK FUND INVESTMENTS
                            AND RELATED PROVISIONS

1.  Introduction.

         Effective as of December 7, 1995, the provisions of this Appendix F to the Plan are applicable with respect to the transactions and events specified below, instead of the provisions of the main text of, or other appendices to, the Plan which would otherwise govern such transactions and events.

2.  Special Provisions.

         (a)      Stock Fund Transactions,.

                  (i) All reinvestment of Accounts under Section 7.3, withdrawals under Section 9, loans under Section 10 and distributions of Plan Benefits under Section 11 shall be suspended effective for requests received on or after December 15, 1995, to the extent that such transactions would have resulted in the distribution or transfer of funds from the Stock Fund.

                  (ii)     (A) Except as provided in (B) below, any duty,
                               responsibility or function assigned to the Investment Committee with respect to matters relating to the Stock Fund after the Effective Date, including but not limited to obtaining an appraisal of the Fair Market Value of LSAI Stock, is hereby assigned to the Chief Executive Officer of the Company (the "CEO"), or to any person or entity designated in writing by the CEO. The CEO, or the individual or entity designated by the CEO, if any, shall be referred to as the "Coordinator."

                           (B) The assignment provided in (A) above does not
                               apply to any responsibility of the Investment Committee in discharging its duties under the Plan in connection with a transaction or event which may result in the sale, conversion or other disposition of the LSAI Stock held by the Plan, including but not limited to acting on behalf of the Plan with respect to the exercise of stockholders' rights associated with mergers (for example, dissenter's rights under relevant state law) and responses to purchase offers as described in Section 7.7(c).

                  (iii) Nothing herein is intended to require the Coordinator to obtain a Fair Market Value of LSAI Stock during the suspension of Stock Fund transactions provided in Section F.2(a)(i) above.

                  (iv) The responsibilities of the Investment Committee under the Plan which are not described in the assignment provided in Section F.2(a)(i) above shall remain in full force and effect.

         (b)      Investments and Investment Directions.

                  (i) No additional investment of Member Contributions or Company Contributions shall be made to the Stock Fund.

                  (ii) Effective for pay periods beginning December 25, 1995, all Member Contributions held in the Retirement Government Money Market Fund pending potential investment in the Stock Fund shall be transferred to the Retirement Money Market Fund, all current Member Contributions shall be deposited in the fund designated by the Member for the investment of such Member Contributions, and the Retirement Money Market Fund shall be the Fund to receive contributions for which no proper investment direction has been received.

                  (iii) With respect to any Matching Contribution which is made with respect to Member Contributions made, on or after May 29, 1995:

                           (A) A transfer of Member Contributions to the Stock Fund is not required in order for the Company to make a Matching Contribution.

                           (B) The first Matching Contribution made after the date of this Appendix shall be made with respect to Member Contributions made on or before December 24, 1995 on behalf of a Member who was an Employee on November 22, 1995, or ceased to be an Employee between May 29, 1995 and November 22, 1995 by reason of an event described in Section 5.1(b)(i)-(iv). Any subsequent Matching Contributions, and the time for making any such Matching Contribution, shall be determined by the Company, in its sole discretion.

                           (C) Matching Contributions shall be made in cash and deposited in the Fund designated by the Member as of the date of deposit for investment of his or her Member contributions or, if no such designation is in effect, in the Retirement Money Market Fund.

                           EMPLOYEE INVESTMENT PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES, INC.

                                  AMENDMENTS

         WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Employee Investment Plan of Levi Strauss Associates Inc. (the "Plan");

         WHEREAS, pursuant to Section 18.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

         WHEREAS, the Company desires to amend the Plan in order to readmit a limited number of Highly Compensated Employees to active participation under certain circumstances;

         WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective November 27, 1998, the Plan is hereby amended as set forth below:

         1.   The current text of Section 3.5 is redesignated as Section 3.5(a).

         2. Current Sections 3.5(a) through (d) are redesignated as Sections 3.5(a)(i) through iv).

         3. The first sentence of current Section 3.5 is amended to read as set forth below:

              Any Highly Compensated Employee will only be eligible for membership in the Plan as an Inactive Member or as set forth in Section 3.5(b), and in either case only if he or she satisfies the eligibility requirements of Section 3.1.

         4. Section 3.5 is amended by a new Section 3.5(b), to read, as set forth below:

              (b) (i) Eligible Highly Compensated Employees. Section 3.5(a)
                      -------------------------------------
         notwithstanding, a Highly Compensated Employee who satisfies the eligibility requirements of Section 3.1 may participate in the Plan for all or a portion of a Plan Year as a Member provided that be or she is, included in an eligible category of Highly Compensated Employees described in Appendix E to the Plan.

              (ii) Establishment of Appendix E. Appendix E may be established,
                   ---------------------------
         amended or revoked from time to time by any individual or entity empowered to amend the Plan. It is intended that Appendix E designate an eligible category of Highly Compensated Employees who can participate in the Plan without resulting in the Plan failing to comply with the nondiscriminatory coverage rules of Code section 410(b) or any successor provision. However, the existence of this provision does not require the Company to designate any Highly Compensated Employees, or the maximum permissible Highly Compensated Employees, to participate in the Plan as Members for any Plan Year.

         5. The Plan is amended by a new Appendix E, to read as set forth on the attached exhibit hereto.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on December 21, 1995.

                                       /s/
                                  --------------------------------
                                  Donna J. Goya
                                  Senior Vice President

                 EXHIBIT TO EMPLOYEE INVESTMENT PLAN AMENDMENT

                          EMPLOYEE INVESTMENT PLAN OF
                         LEVI, STRAUSS ASSOCIATES INC.

                                  APPENDIX E

         Pursuant to Section 3-5(b) of the Plan, the Highly Compensated Employees described below are eligible to participate in this Plan as Members:

         1. For the Plan Year ending in 1996, Highly Compensated Employees whose compensation (as determined pursuant to Section. 2.23) for the Plan Year ending in 1995 did not exceed $95,000.

                          EMPLOYEE INVESTMENT PLAN OF
                         LEVI STRAUSS ASSOCIATES INC.

                                  APPENDIX D

                   ADDITIONAL ELIGIBLE WITHDRAWALS AND LOANS

         In accordance with Sections 9.3(a)(viii), 9.3(b)(ii)(B) and 10.1(a)(iii), losses relating to natural disasters described herein may form a basis for withdrawals or loans.

         1. (a) Description of Natural Disaster.

                1995 flood in Sonoma County, California.

            (b) Limitations.

                None.

         /s/
----------------------------------------
Donna J. Goya, Senior Vice President

5/15/95
----------------------------------------
Dated

                           EMPLOYEE INVESTMENT PLAN OF

                          LEVI STRAUSS ASSOCIATES INC.

            (AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 27, 1989,
      WITH MAIN TEXT REFLECTING CERTAIN CHANGES AS OF SEPTEMBER 1, 1994)

                              LEVI STRAUSS & CO.
                     AMENDMENTS TO EXECUTIVE COMPENSATION
                          AND EMPLOYEE BENEFIT PLANS

         WHEREAS, LSAI HOLDING CORP. ("Holdings"), LEVI STRAUSS ASSOCIATES INC. ("LSAI") and LEVI STRAUSS & CO. ("LS&CO.") have established and maintained various employee benefit plans listed on Exhibit A hereto for the benefit of their eligible employees (the "Plans");

         WHEREAS, the Plans generally provide that LSAI is the sponsor of the Plans, although certain Plans provide that Holdings, LS&CO. or other direct or indirect subsidiaries of Holdings, LSAI or LS&CO. is the Plan sponsor;

         WHEREAS, effective October 1, 1996 (the "Merger Effective Date"), Holdings and LSAI were merged with and into LS&CO. (the "Merger"), and LS&CO. from the Merger Effective Date is the owner or corporate parent, as appropriate, with respect to all of the assets and business held by Holdings, LSAI and LS&CO. before the Merger;

         WHEREAS, after the Merger, LS&CO. is the successor Plan sponsor of any Plan which was sponsored by Holdings or LSAI before the Merger,

         WHEREAS, LS&CO. desires to amend the Plans to reflect that after the Merger LS&CO. is the Plan sponsor of each Plan;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plans and to delegate to certain other officers of LS&CO- the authority to adopt certain amendments to the Plans; and

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plans, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof;

         NOW, THEREFORE, effective as of the Merger Effective Date, the Plans are hereby amended as set forth below:

         1. The Employee. Investment Plan of Levi Strauss Associates Inc. (the "EIP") is amended as set forth below:

              a. The name of the EIP, whenever it appears, is changed to the "Employee Investment Plan of Levi Strauss & Co. "

              b. Section 1.1 of the EIP is amended by the addition of a new paragraph to read as set forth below:

              "Effective as of October 1, 1996, Levi Strauss Associates Inc. and its parent, LSAI Holding Corp., were merged into Levi Strauss & Co. Thereafter, Levi Strauss & Co. is the plan sponsor of the EIP. "

              c.  Sections 2.4, 2.9, 2.17, 2.33, 2.45, 2.60, 2.70, 7.5 and 7.7
and the execution clause are amended by replacing all references to "Levi Strauss Associates Inc. " with Levi Strauss & Co."

              d. Section 2.13 is amended by removing the reference to 'Levi Strauss Associates Inc."

         2. The Levi Strauss Associates Inc. Employee Long-Term Investment and Savings Plan (the -ELTIS") is amended as set forth below:

              a. The name of the ELTIS, wherever it appears, is changed to "The Levi Strauss & Co. Employee Long-Term Investment and Savings Plan. "

              b. Section 1. 1 is amended by the addition of a new paragraph to read as set forth below:

              "Effective as of October 1, 1996, Levi Strauss Associates Inc. and its parent, LSAI Holding Corp., were merged into Levi Strauss & Co. Thereafter, Levi Strauss & Co. is the plan sponsor of ELTIS."

              c.  Sections 2.4, 2.9, 2.16, 2.29, 2.37, 2.47, 2.59, 6.5 and 6.7
and the execution clause are amended by replacing all references to "Levi Strauss Associates Inc." with "Levi Strauss & Co."

              d. Section 2.12 is amended by removing the reference to '"Levi Strauss Associates Inc."

         3. The Revised Home Office Pension Plan of Levi Strauss Associates Inc. (the "HOPP") is amended as set forth below:

              a. The name of the HOPP, wherever is appears, is changed to the "Revised Home Office Pension Plan of Levi Strauss & Co."

              b. Section 1. 1 is amended by the addition of a new paragraph to read as set forth below:

              "Effective as of October 1. 1996, Levi Strauss Associates Inc. and its parent, LSAI Holding Corp., were merged into Levi Strauss & Co. Thereafter Levi Strauss & Co. is the plan sponsor of the Plan."

              c. Sections 2.4, 2.10, 2.26 and 2.46 and the execution clause are amended by replacing all references to "Levi Strauss Associates Inc." with "Levi Strauss & Co."

              d. Section 2.16 is amended by removing the reference to "Levi Strauss Associates Inc."

         4. The Levi Strauss Associates Inc. Revised Employee Retirement Plan (the "ERP") is amended as set forth below:

              a. The name of the ERP, wherever is appears, is changed to the "Levi Strauss & Co. Revised Employee Retirement Plan. "

              b. Section 1. 1 is amended by the addition of a new paragraph to read as set forth below:

              "Effective as of October 1, 1996, Levi Strauss Associates Inc. and its parent, LSAI Holding Corp., were merged into Levi Strauss & Co. Thereafter Levi Strauss & Co. is the plan sponsor of the Plan."

              c. Sections 2.4, 2.10, 2.26 and 2.47 and the execution clause are amended by replacing all references to "Levi Strauss Associates Inc." with "Levi Strauss & Co."

              d. Section 2.16 is amended by removing the reference to "Levi Strauss Associates Inc."

         5. The Levi Strauss Associates Inc. Retirement Plan for Over-the-Road Truck Drivers and Dispatchers (the "OTRD") is amended as set forth below:

              a. The name of the OTRD, wherever is appears, is changed to the "Levi Strauss & Co. Retirement Plan for Over-the-Road Truck Drivers and Dispatchers."

              b. Section 1 - 1 is amended by the addition of a new paragraph to read as set forth below:

              "Effective as' of October 1, 1996, Levi Strauss Associates Inc. and its parent, LSAI Holding Corp., were merged into Levi Strauss & Co. Thereafter Levi Strauss & Co. is the plan sponsor of the Plan."

              c. Sections 2.4, 2.9, 2.25 and 2.44 and the execution clause are amended by replacing all references to "Levi Strauss Associates Inc." with "Levi Strauss & Co."

              d. Section 2,15 is amended by removing the reference to "Levi Strauss Associates Inc."

         6. For each Plan which is not amended by Sections 1 through 5 above (the "Nonqualified Plans"), each reference in the name of a Nonqualified Plan to "LSAI Holding Corp." or "Levi Strauss Associates Inc." is hereby replaced by "Levi Strauss & Co."

         7. Each of the Nonqualified Plans is amended by the addition of an Addendum to read as set forth on the Exhibit B hereto.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto on January 24, 1997.

                                                  /s/
                                        -------------------------------------
                                        Donna J. Goya
                                        Senior Vice President for
                                        Global Human Resources

                                   EXHIBIT A

Employee Investment Plan of Levi Strauss Associates Inc.

Levi Strauss Associates Inc. Employee Long-Term Investment and Savings Plan

Revised Home Office Pension Plan of Levi Strauss Associates Inc.

Levi Strauss Associates Inc. Revised Employee Retirement Plan

Levi Strauss Associates Inc. Retirement Plan for Over-the-Road Truck Drivers and Dispatchers

Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan

Levi Strauss Associates Inc. Excess Benefit Restoration Plan

Partners in Performance Long-Term Incentive Plan

LSAI Holding Corp. Deferred Compensation Plan for Outside Directors

Levi Strauss Associates Inc. Deferred Compensation Plan for Executives

Levi Strauss Asso6ates Inc. Long-Term Performance Plan

                                   EXHIBIT B

                                MERGER ADDENDUM

         Effective October 1, 1996 (the "Merger Date"), LSAI Holding Corp. and Levi Strauss Associates Inc. were merged with and into Levi Strauss & Co. ("LS&CO."). From and after the Merger Date, LS&CO. is the plan sponsor of the Plan. Further, unless the context clearly indicates to the contrary, all references to the "Company" shall mean LS&CO. and all references to the "Board of Directors" of LSAI Holding Corp., Levi Strauss Associates Inc. or the "Company" shall refer to the Board of Directors of LS&CO.

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Levi Strauss & Co. Employee Investment Plan (the "EIP") as the successor to Levi Strauss Associates Inc.;

         WHEREAS, the Company established the EIP for the benefit of its employees and amended and restated the EIP to comply with the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, and the Revenue Reconciliation Act of 1993;

         WHEREAS, the Company requested that the Internal Revenue Service issue a favorable determination letter regarding the tax-qualified status of the EIP;

         WHEREAS, the Internal Revenue Service conditioned its issuance of a favorable determination upon the adoption of certain amendments to the restated EIP; and

         WHEREAS, the Company desires to satisfy such conditions and Article 18 of the EIP provides that the Company may amend the EIP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the EIP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the EIP;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of November 27, 1989, except to the extent that another effective date is specifically provided below, the Company amends the EIP as set forth below:

         1. Section 2.66 of the EIP is amended by the addition of the following:

              If an Employee's absence is attributable to maternity or paternity leave, the Employee's Service shall include the first 12 months of such absence. Further, the second 12 months of absence for such reason shall be considered neither Service nor absence from Service.

         2. Section 2.8 of the EIP is amended by the addition of the following:

              However, a married participant's spouse shall be the participant's beneficiary unless the participant's spouse consents in writing to the designation of another beneficiary and such consent is witnessed by a notary public.

         3. Sections 4.6 and 4.7, and all references thereto, are renumbered "4.7" and 114.8.

         4.   A new Section 4.6 is added to the EIP as follows:

              4.6  Limitation on Contributions.

              (a)  Limitation on Pre-Tax Contributions.  For any Plan Year, the
                   -----------------------------------
         "average deferral percentage" (as defined below) for the group of Highly Compensated Employees eligible to make Pre-Tax Contributions may not exceed the greater of

                           (i) 125 % of the average deferral percentage for all other employees eligible to make Pre-Tax Contributions; or

                           (ii) the lesser of (A) 2 multiplied by the average deferral percentage for all employees eligible to make Pre-Tax Contributions other than Highly Compensated Employees or (B) the average deferral percentage for such employees plus 2 percentage points.

              The average deferral percentage for any group of employees is the average of the ratios (calculated separately for each employee) of the amount of Pre-Tax Contributions (and any other contributions treated as elective deferrals under section 401(k) of the Code) made on behalf of each employee for the Plan Year, divided by the employee's compensation. Compensation for purposes of this Section 4.6(a) shall be determined in a manner consistent with sections 401(k) and 414(s) of the Code.

              This Section 4.6(a) shall be interpreted in a manner consistent with section 401(k)(3) and 1.401(k)-I(b) of the Code.

              (b) Limitations on Post-Tax Contributions and Matching,
                  ---------------------------------------------------
         Contributions. For any Plan Year, the "average contribution percentage"
         -------------
         (as defined below) for the group of Highly Compensated Employees eligible to make Post-Tax Contributions and receive an allocation of Matching Contributions may not exceed the lesser of

                           (i) 125% -of the average contribution percentage of all other employees eligible to make such contributions; or

                           (ii) the lesser of (A) 2 multiplied by the average contribution percentage of such other employees or (B) the average contribution percentage for such other employees plus 2 percentage points.

              The average contribution percentage for any group of employees is the average of the ratios (calculated separately for each employee) of the sum of Post-Tax Contributions and Matching Contributions (and other contributions aggregate with such contributions for purposes of this test and section 401(m) of the Code) paid under the Plan on behalf of the Employee for the Plan Year, divided by the Employee's compensation. Compensation for purposes of this Section 4.6(b) shall be determined in a manner consistent with sections 401(m) and 414(s) of the Code.

              This Section 4.6(b) shall be interpreted in a manner consistent with sections 401(m) and 1.401(m)-l of the Code.

              (c) Use of Alternative Limitations. In determining the maximum
                  ------------------------------
         contributions under Sections 4 and 5, the multiple use of the alternative limitation under Code sections 401(k)(3)(A)(ii)(Il) and 401(m)(A)(2)(ii) shall be limited as provided in Code section 1.401(m)- 2(b).

         5. Renumbered Section 4.7(a) of the EIP is amended by the addition of the following:

              In the event that the average deferral ratio of a Highly Compensated Employee is determined under the family aggregation rules of Code section 401(k)-l(g)(1)(ii)(C), the amount of any Excess Contributions shall be determined by reducing such deferrals under the leveling method provided in Code section 1.401(k)-l(f)(2) and the Excess Contributions shall be allocated among the family members in proportion to the contributions of each family member whose contributions have been combined with such Member.

         6. Renumbered Section 4.7(c) is amended in its entirety to read as follows:

              4.7(c) Excess Aggregate Contributions. If a Member who is a Highly
                     ------------------------------
         Compensated Employee makes Post-Tax Contributions which constitute "Excess Aggregate Contributions" (as defined in section 401(m)(6)(B) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) with respect to a Plan Year, such Excess Aggregate Contributions (and any earnings on such contributions up to the date of distribution, determined in a manner consistent with 1.401(m)-1(e)(3)(ii) of the Code) will be distributed to the Member by the end of the next Plan Year. Post-Tax Contributions and any earnings on such contributions directed by the Highly Compensated Employees having the highest rate of Post-Tax Contributions (as a percentage of Compensation) will be refunded first under the provisions of applicable Regulations. Any refund of Post-Tax Contributions and earnings will be limited to the amount that, in the judgment of the Administrative Committee, will result in the Plan satisfying the requirements of section 401(m)(3) of the Code.

         7.   A new Section 4.7(d) is added to the EIP as follows:

              (d) Reduction in Return or Recharacterization of Excess
                  ---------------------------------------------------
         Contributions. The amount of Excess Contributions refunded or
         -------------
         recharacterized with respect to an Employee for a Plan Year under this
         Section 4.6 shall be reduced by any
         excess deferrals previously distributed for the Employee's taxable year ending in the same Plan Year.

         8.   A new Section 4.9 is added to the EIP as follows:

              4.9 Use of Alternative Limitation. In determining the maximum
                  -----------------------------
         contributions under Sections 4 and 5, the multiple use of the alternative limitation under Code sections 401(k)(3)(A)(ii)(II) and 401(m)(A)(2)(ii) shall be limited as provided in Code section 1.401(m)-2(b).

         9. Section 5.4 of the EIP is amended by the addition of the following:

              Excess aggregate contributions (and income allocable thereto) shall be designated as excess aggregate contributions and distributed within 12 months after the end of the Plan Year to the Highly Compensated Employees on the basis of the respective portions of such excess aggregate contributions attributable to each of such Highly-Compensated Employees. Further, the excess aggregate contributions so distributed shall include Matching Contributions to the extent necessary to satisfy section, 401(a)(4) of the Code, as provided in section 1.401(m)-1(e)(4) of the Code.

              In the event that the actual contribution ratio of a Highly Compensated Employee is determined under the family aggregation rules, the amount of the Excess Aggregate Contribution shall be determined by reducing such contribution under the leveling method provided in Code section 1.402(m)-l(e)(2) and the Excess Aggregate contribution shall be allocated among the family members in proportion to the contributions of each family member whose contributions have been combined with such Member.

         10. Section 5.4(b) of the EIP is amended in its entirety to read as follows:

              5.4(b) The Matching Contribution and/or Nonelective Contribution (and any earnings on such contributions up to the date of distribution, determined in a manner consistent with 1.401(m)-1(e)(3)(ii) of the
         Code) will be distributed to the Member by the end of the next Plan Year, if the' Matching Contribution and/or Nonelective Contribution has been made to the Plan before the date on which the Matching and/or Nonelective Contributions are determined to constitute an Excess Aggregate Contribution.

         11. Effective January 24, 1997, Section 9.1 is hereby amended to read as set forth below:

              9.1 Withdrawals from Post-Tax Accounts. A Member may withdraw all
                  ----------------------------------
         or part of the balance credited to his or her Post-Tax Account invested in any Fund.

         12. Effective January 24, 1997, the EIP is hereby amended by the addition of a new Section 11.10, to read as set forth below:

              11.10 Benefits for Alternate Payees. At the request of an
                    -----------------------------
         Alternate Payee, the Benefit payable to the Alternate Payee hereunder shall be paid in a lump sum, either directly to the Alternate Payee or to an individual ' retirement account for the Benefit of the Alternate Payee, regardless of whether the Member from whom the Alternate Payee's Benefit derived has attained his or her earliest possible distribution date under the Plan.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.

4/8/97                                                 /s/
------------------------------------        --------------------------------
Date                                        Donna J. Goya

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Levi Strauss & Co. Employee Investment Plan (the "EIP") as the successor to Levi Strauss Associates Inc.;

         WHEREAS, the Company desires to amend the EIP to expand the sources of Participant loans in certain respects and Article 18 of the EIP provides that the Company may amend the EIP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the EIP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the EIP;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of September 1, 1997, the Company amends
Section 10 of the EIP in its entirety to read as set forth below:

         SECTION 10   LOANS.

         10.1     Amount of Loans.

                  (a) Profit Sharing Regular, Profit Sharing 401(k), Pre-Tax and
                      ----------------------------------------------------------
         Matching Accounts. A Member may borrow up to 100% of the Member's
         -----------------
         Vested Interest in his or her Profit Sharing Regular Account, Profit Sharing 401(k) Account, Pre-Tax Account and Matching Account to the extent that such amount may be used to secure the promissory note with respect to such loan under Section 10.2(a). Such a loan will be permitted only if the Administrative Committee determines that:

                           (i) The proceeds of the loan will be used to acquire, construct or rehabilitate the Member's primary residence, or to refinance any loan or loans previously made to the Member by a third party for any of these purposes;

                           (ii) The loan is required by the Member for the payment of expenses relating to the post-secondary education of the Member or the Member's spouse or children, including expenses for tuition, fees, room, board or books; or

                           (iii) The loan is required by the Member due to the
                  loss of income, real
                  property or personal property as a result of any natural disaster as specified on Appendix D to the Plan by any individual or entity empowered to amend the Plan.

                  (b) Post-Tax and Rollover Accounts. A Member may borrow up to
                      ------------------------------
         100% of the balance credited to his or her Post-Tax Account and/or Rollover Account. Such loans will be permitted for any reason, but will be subject to Section 10.1(d) regarding the maximum loan amount),
         Section 10. 2 (regarding loan terms), Section 10.3 (regarding source of loans) and Section 10.4 (regarding events of default), in addition to other applicable provisions of the Plan.

                  (c) Additional Limitations.  No loan will be granted to the
                      ----------------------
         extent it would cause the aggregate balance of all loans a Member has outstanding under the Plan to exceed the lesser of:
                                                  ------

                           (i) $50,000, less the amount by which such aggregate
                  balance has been reduced by repayments of principal during the one-year period ending on the day before the new loan is made; or

                           (ii) 50% of the Member's Vested Interest in all of
                  the Member's Accounts.

         The amount of any loan must be a multiple of $100 and may not be less than $1,000. Only 4 loans to a Member may be outstanding at any time (no more than 2 of which may be for the acquisition, construction or rehabilitation of the Member's primary residence, or to refinance any loan or loans previously made by a third party for these purposes).

                  (d) Vested Interest and Value of Accounts. The Member's Vested
                      -------------------------------------
         Interest in an Account and the value of the balance credited to such Account will be determined as of the latest Valuation Date preceding the date the loan application is submitted for which information is then available.

         10.2 Terms of Loans.  All loans will be on such terms and conditions as
              --------------
the Administrative Committee may determine, and must satisfy the following requirements:

                  (a)  Adequate Security.  All loans will be made under a
                       -----------------
promissory note secured by:

                       (i) The Account or Accounts that funded the loan to the extent that such Account or Accounts fund the loan; and

                       (ii) Such other security as the Administration Committee may require.

         No loans will be secured by the Member's Account or Accounts in an amount greater than 50% of the Vested Interest and value of the balance of the Account of such Member at the time such loan was made.

                  (b) Substantially Level Payment. All loans will be subject to
                      ---------------------------
         a substantially level payment schedule, as determined by the Administrative Committee, with payments to be made at least quarterly and whenever possible to be made through semi-monthly payroll deductions. If loan payments are not made for a period of up to 365 days due to the Member's temporary absence from active work, such missed payments may be made.

                           (i) In a single sum after the Member returns to active work;

                           (ii)  Ratably over the remaining period of the loan;

                           (iii) In a single sum together with the final payment
                                 provided for under the note; or

                           (iv) In another manner mutually agreed upon by the Member and the Administrative Committee,

         However, loan repayments by a Member who has been absent temporarily must recommence by the end of the one-year period following the date the Member's temporary absence began or, if earlier, upon the first paycheck after the Member's return to active work.

                  (c) Reasonable Rate of Interest. All loans will beat interest
                      ---------------------------
         at a fixed rate determined by the Administrative Committee based upon the prime interest rate in effect at a commercial bank as of the first day of the month immediately preceding the date on which the loan application is received plus 1%, unless such rate would not be "reasonable" as defined by section 408(b)(3) of the Act, in which case a "reasonable" rate of interest will be used.

                  (d) Repayment in Full.  All loans will provide for repayment
                      -----------------
         in full, whether from the Member's Accounts or otherwise, on or before the earlier of:
             -------

                      (i) 5 years after the date the loan is made (15 years after the date the loan is made if the loan is used to acquire the Member's principal residence); or

                      (ii)  The date the Member's Plan Benefit is
                  distributed under Section 11.

         10.3 Source of Loans; Application of Loan Payments. As soon as
              ---------------------------------------------
administratively practical following the approval of a loan by the Administrative Committee, the amount of the loan will be distributed to the Member from the vested portion of the Member's Accounts that are being used to fund the loan, in the following order of priority:

                  (a) Post-Tax Account;

                  (b) Rollover Account;

                  (c) Pre-Tax Account;

                  (d) Profit Sharing 401(k) Account;

                  (e) Profit Sharing Regular Account; and

                  (f) Matching Account,

         If less than the entire amount of any Account is required to fund the loan, amounts invested in the Funds will be liquidated to fund the loan pro rata from each Fund in which the Account is invested.

         If the Investment Committee determines that it is not feasible for the Trustee to prudently liquidate the necessary amount invested in any Fund in accordance with Members' loan requests, the Investment Committee will so advise the Administrative Committee. The Administrative Committee will direct that such steps be taken as it considers necessary or desirable for the protection of Members' Accounts, including the reordering of liquidation priorities or a pro rata reduction in the amount of each Member's loan. The promissory note executed by the Member will be reflected in reporting the balance of the Member's Account or Accounts that funded the loan, Principal and interest payments will be credited to the Member's Account or Accounts in proportion to the extent that such Account or Accounts funded the loan. Such principal and interest payments shall be invested in Funds in proportion to the extent that the funds loaned to the Member were invested in such Funds at the time such loan was made to the Member.

         10.4 Default. If the Administrative Committee determines that a
              -------
Member's loan obligation is in default, it will take such actions as it deems necessary or appropriate to cause the Plan to realize on its security for the loan. Those actions may include, without limitation, a demand for payment in full, and a distribution of the Member's promissory note to the Member, which will be deemed an involuntary withdrawal from the Member's Accounts in an amount equal to the principal balance of the loan, whether or not the withdrawal would otherwise be permitted on a voluntary basis. No distribution of a Member's promissory note and involuntary withdrawal will occur with respect to a loan from the Member's Pre-Tax Contributions Account or Nonelective Account before the earliest of the events specified in Section 18.6. Any loss caused by the nonpayment or other default on a Member's loan obligation will be borne solely by the Member's Accounts. A Member who is temporarily absent from work will not be considered to be in default for the period which is the lesser of (i) 365 days from the date the Member begins the temporary leave of absence on (ii) the date the Member is no longer considered to be temporarily absent from work.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.

9/9/97________________________                    __________./s/______________
Date                                              Donna J. Goya

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Levi Strauss & Co. Employee Investment Plan (the "EIP") as the successor to Levi Strauss Associates Inc.;

         WHEREAS, the Company desires to amend the EIP to provide for the maximum involuntary lump sum cash-out permitted by the Uruguay Round of the General Agreement on Tariffs and Trade ("GATT")( legislation, and Article 18 of the EIP provides that the Company may amend the EIP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the EIP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the EIP;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna 1. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of December 1, 1997, except to the extent that another effective date is specifically provided below, the Company amends the EIP as set forth below:

                  Section 11.6(a) is amended by replacing "$3,500" wherever it appears with "$5,000."

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.


11/25/97_________________________           _______/s/__________________________
Date                                        Donna J. Goya

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP");

         WHEREAS, the Company desires to amend Appendix C of the EIP to reflect revised investment alternatives available under the EIP;

         WHEREAS, Article 18 of the EIP provides that the Company may amend the EIP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the EIP and to delegate to certain other officers of the Company the authority to adopt certain amendments to the EIP;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof, and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of December 1, 1997, the Company amends Appendix C of the EIP to read as set forth on the attached Exhibit.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.

11/25/98_____________________               ______/s/________________________
Date                                        Donna J. Goya

                                                                         EXHIBIT

                EMPLOYEE INVESTMENT PLAN OF LEVI STRAUSS & CO.
                                  APPENDIX C
                                     FUNDS

Fidelity Retirement Money Market

Fidelity Investment Grade Bond Fund (phased out 3/31/98, mapped to U.S. Bond Index)

Fidelity U.S. Bond Index Fund (eff. 3/31/98)

Fidelity Asset Manager: Income (phased out 9/30/98, mapped to Freedom Income
Fund)

Fidelity Asset Manager (phased out 9/30/98, mapped to Dodge & Cox Balanced Fund)

Fidelity Asset Manager: Growth (phased out 9/30/98, mapped to Freedom 2020 Fund)

Fidelity Contrafund

Fidelity Magellan

Fidelity Overseas (closed 11/1/96, mapped to MSIF International Portfolio)

Morgan Stanley Institutional Fund International Portfolio (eff. 11/1/96)

Fidelity US Equity Index-Commingled Pool (eff. 4/30/96)

Fidelity Growth & Income (eff. 4/30/96)

Fidelity Low-Priced Stock (eff. 4/30/96)

Fidelity Freedom Income Fund (eff. 9/19/97)

Fidelity Freedom 2000 Fund (eff. 9/19/97)

Fidelity Freedom 2010 Fund (eff. 9/19/97)

Fidelity Freedom 2020 Fund (eff. 9/19/97)

Fidelity Freedom 2030 Fund (eff. 9/19/97)

Dodge & Cox Balanced Fund (eff. 3/31/98)

The Fund designated as the Fund to receive contributions for which no proper Member investment direction has been received shall be the Fidelity Retirement Money Market Fund.

                          EMPLOYEE INVESTMENT PLAN OF

                              LEVI STRAUSS & CO.



                              LEVI STRAUSS & CO.

                       EMPLOYEE LONG-TERM INVESTMENT AND

                                 SAVINGS PLAN



                          REVISED HOME OFFICE PLAN OF

                              LEVI STRAUSS & CO.



                                  AMENDMENTS

         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"), the Levi Strauss & Co. Long-Term Investment and Savings Plan (the "ELTIS"), and the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP") (collectively, the "Plans");

         WHEREAS, the Company desires to amend the Plans to provide that the definitions of compensation used under the Plans are as consistent as reasonably practical and are administratively convenient;

         WHEREAS, each Plan provides that the Company may amend the Plan at any time and any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plans and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plans;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plans, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective December 1, 1997:

         1. Section 2.14 of the EIP is amended as set forth on Exhibit A-1 hereto;

         2. The final paragraph of Section 2.23 of the EIP is amended as set forth on Exhibit A-2 hereto;

         3. Section 2.68 of the EIP is amended as set forth on Exhibit A-3 hereto;

         4. Section 12.1(b) of the EIP is amended as set forth on Exhibit A-4 hereto;

         5. Section 2.12 of the ELTIS is amended as set forth on Exhibit B-1 hereto;

         6. The final paragraph of Section 2.20 of the ELTIS is amended as set forth on Exhibit B-2 hereto;

         7. Section 2.57 of the ELTIS is amended as set forth on Exhibit B-3 hereto;

         8.   Section 10. 1 (b) of the ELTIS is amended as set forth on Exhibit
              B-4;

         9. Section 2.17 of the HOPP is amended as set forth on Exhibit C-1 hereto; and

         10. Section 2.29 of the HOPP is amended as set forth on Exhibit C-2 hereto.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto on the date set forth below.


         _11/25/98_______________             ______/s/__________________
         Date                                 Donna J. Goya
                                              Senior Vice President

                                  Exhibit A-1
                                  -----------

         2.14 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses (except as excluded in paragraphs (e) or (f) below), incentive compensation (except as excluded in paragraphs (e) or (f) below) and overtime pay. "Compensation" also includes the Member's Member Contributions to the Plan (or any other plan maintained by the Company under sections 401(k) of the Code) for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code, and amounts deferred under the Company's Deferred Compensation Plan for executives. Back pay will be included in Compensation only for the Plan Year in which the back pay is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                             -----------

         (a) Matching Contributions, Nonelective Contributions or Profit Sharing Contributions to the Plan and/or amounts paid to the Member according to an election under Section 6.2.

         (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including contributions to nonqualified deferred compensation plans, and any matching contribution made under the Company's Capital Accumulation Plan, except as provided above;

         (c) Relocation expenses;

         (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

         (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

         (f) Payments under the Company's long-term performance plan or long-term incentive plan;

         (g) Severance payments or pay in lieu of notice;

         (h) Payments from the Company's Long Term Disability Plan;

         (i) "Imputed income;" or

         (j) "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

                                   Exhibit A-2
                                   -----------

         "Compensation" for purposes of this Section 2.23 means Total Compensation as defined in Section 2.68 of the Plan.

                                   Exhibit A-3
                                   -----------

         2.68 "Total Compensation" for any employee for any Plan Year means the
               ------------------
amount shown for the Employee for the Plan Year in Box 1 of Form W-2, plus any amounts which were excluded from the Employee's income pursuant to section 125 of the Code or section 402(a)(8) of the Code.

         Total compensation in excess of $200,000 or any successor limitation as provided for the Plan Years in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded.

                                   Exhibit A-4
                                   -----------

         12.1 ...

         (b) 25 % of the Member's compensation for such Plan Year. Compensation means Total Compensation for Plan Years beginning after December 31, 1997. For Plan Years beginning prior to January 1, 1998, "Compensation" means Total Compensation without regard to section 125 of the Code or section 402(a)(8) of the Code.

                                   Exhibit B-1
                                   -----------

         2.12 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses (except as excluded in paragraphs (e) or (f) below), incentive compensation (except as excluded in paragraphs (e) or (f) below) and overtime pay. "Compensation" also includes the Member's Member Contributions to the Plan (or any other plan maintained by the Company under section 401 (k) of the Code) for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code, and amounts deferred under the Company's Deferred Compensation Plan for executives. Back pay will be included in Compensation only for the Plan Year in which the back pay is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                                 --------

         (a) Matching Contributions or Special Company Contributions to the Plan under Section 5.2;

         (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including contributions to nonqualified deferred compensation plans, and any matching contribution made under the Company's Capital Accumulation Plan, except as provided above;

         (c) Relocation expenses;

         (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

         (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

         (f) Payments under the Company's long-term performance plan or long-term incentive plan;

         (g) Severance payments or pay in lieu of notice;

         (h) Payments from the Company's Long Term Disability Plan;

         (i) "Imputed income;" or

         (j) "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

                                   Exhibit B-2
                                   -----------

         "Compensation" for purposes of this Section 2.20 means Total Compensation as defined in Section 2.57 of the Plan.

                                   Exhibit B-3
                                   -----------

         2.57 "Total Compensation for any employee for any Plan Year means the
               ------------------
amount shown for the Employee for the Plan Year in Box 1 of Form W-2, plus any amounts which were excluded from the Employee's income pursuant to section 125 of the Code or section 402(a)(8) of the Code.

         Total compensation in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded.

                                   Exhibit B-4
                                   -----------

         10.1 ...

         (b) 25% of the Member's compensation for such Plan Year. Compensation means Total Compensation for Plan Years beginning after December 31, 1997. For Plan Years beginning prior to January 1, 1998, "Compensation" means Total Compensation without regard to section 125 of the Code or section 402(a)(8) of the Code.

                                   Exhibit C-1
                                   -----------

         2.17 "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, including salary, wages, fees, commissions, bonuses (except as excluded in paragraphs (e) or (f) below), incentive compensation (except as excluded in paragraphs (e) or (f) below) and overtime pay. "Compensation" also includes the Member's contributions to any plan maintained by the Company under section 401(k) of the Code for the Plan Year and any amounts contributed by the Member to a cafeteria plan maintained by the Company under section 125 of the Code. Back pay will be included in Compensation only for the Plan Year in which the back pay is made and the amount to be included will be limited to the amount attributable to that Plan Year, regardless of mitigation of damages.

         In the case of a Member who is working abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office of the Company, "Compensation" will be the amount determined by the Administrative Committee to be the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company.

         "Compensation" will not include:
                             -----------

         (a) Contributions to another plan maintained by the Company (other than cash or deferred contributions under Section 401(k) of the Code;

         (b) Amounts paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including contributions to nonqualified deferred compensation plans, and any matching contribution made under the Company's Capital Accumulation Plan, except as provided above;

         (c) Relocation expenses;

         (d) Ordinary income recognized by the employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

         (e) Compensation paid by the Company or an Affiliated Company as a nonrecurring or special bonus, tax reimbursement or award;

         (f) Payments under the Company's long-term performance plan or long-term incentive plan;

         (g) Severance payments or pay in lieu of notice;

         (h) Payments from the Company's Long Term Disability Plan;

         (i) "Imputed income;" or

         (j) "Perks."

         "Imputed Income" means the amount of income recognized by a Member who receives Company paid life insurance in excess of $50,000 and such other amounts the Administrative Committee determines to be imputed income to the Member under the Code. "Perks" include, but are not limited to, Company paid parking, Company provided car allowances, and the flexible perk allowances provided to certain Members which may be used by the Member for financial counseling or planning; tax preparation or advice; excess medical expenses; physical examinations; additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance; business lunch club dues or legal expenses.

         For Plan Years beginning on and after November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section.401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code will apply, except that in applying these rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

                                   Exhibit C-2
                                   -----------

         2.29 "High-3 Year Average Compensation" means a Member's average annual
               --------------------------------
compensation from the Company or an Affiliated Company for the 3 consecutive Plan Years during which his or her compensation was highest. If the Member has not been employed with the Company or an Affiliated Company for 3 Consecutive Plan Years, "High-3 Year Average Compensation" will mean the Member's average annual compensation for the actual number of consecutive Plan Years with the Company or an Affiliate Company during which his or her compensation was the highest.

         For Plan Years beginning prior to January 1, 1998, "Compensation" means compensation which would be shown in Box 1 of Form W-2, plus any amounts which were excluded from Box 1 of Form W-2 pursuant to section 125 of the Code or section 402(a)(8) of the Code. For Plan Years beginning after December 31, 1997, "Compensation" means compensation which would be shown in Box 1 of Form W-2.

         Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted under section 401(a)(17) of the Code). (The "401(a)(17) limitation"), will be disregarded. The adjustment to the 401(a)(17) limitation that takes effect on January 1 of each year is effective for the Plan Year beginning
____________.

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"); and

         WHEREAS, Section 18.1 of the EIP provides that LS&CO. may amend the EIP at any time and for any reason; and

WHEREAS, the EIP has consistently provided, and been interpreted to provide, benefits exclusively for persons considered by LS&CO. to be employees of the "Company" (as defined under Section 2.13 of the EIP) and to exclude from coverage individuals who perform services for the Company and who are categorized as independent contractors or leased employees, or in any other non-employee category, regardless of whether such persons are determined to be common law or statutory employees of the Company, and LS&CO. desires to reaffirm the practice of covering only those individuals whom LS&CO. designates as employees of the Company; and

         WHEREAS, LS&CO. desires to amend Appendix E to the EIP to clarify those eligible highly compensated employees that are eligible to participate under the EIP; and

         WHEREAS, LS&CO. desires to amend the EIP to clarify the treatment of Matching Contributions associated with excess contributions; and

         WHEREAS, LS&CO. desires to amend the EIP to clarify that employees must complete twelve full calendar months of service in order to become eligible to participate under the EIP; and

         WHEREAS, LS&CO. desires to amend the EIP to clarify that Members are not required to first request a loan in order to qualify for a hardship withdrawal if the effect of the loan would be to increase the financial hardship; and

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the EIP and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the EIP; and

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREOF, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the EIP is hereby amended as follows, effective as of the dates set forth below:

         1. Section 2.17 of the EIP is hereby amended in its entirety, effective as of November 30, 1998, to read as follows:

?2.17    "Employee" means any person who is employed by the Company excluding:
          --------                                                  ---------

                  (a) Any employee of the Company who is not paid from the home office payroll of LS&CO.;

                  (b) Any employee of a Participating Company other than LS&CO. who is not paid on a salary or commission basis;

                  (c) Any stocktaker, service representative, Retiree Coordinator or "Temporary Employee;"

                  (d) Any employee who is not employed in a state or territory of the United States or who receives no remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 816(a)(3) of the Code);

                  (e)   Any alien who:

                        (i) Receives remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 816(a)(3) of the Code); and

                         (ii) Has been transferred by the Company from a job outside the United States to a job within the United States, during nay period with respect to which the alien is benefiting (by reason of accruing a benefit or making or having contributions made on the alien's behalf) under:

                                 (A) A retirement plan established or maintained
                  outside the United States by a foreign subsidiary (including a domestic subsidiary operating abroad) or a foreign division of the Company; or

                                 (B) The Levi Strauss International Retirement
                  Plan for Third Country National Employees or any successor or similar plan maintained by the Company or an Affiliated Company;

            (f) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating abroad) or a foreign division of the Company;

            (g) Any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his or her membership in the Plan;

            (h) Any individual who must be treated as an employee of the Company for limited purposes under the leased employee provisions of Code
Section 414(n);

            (i) Any individual providing services to the Company pursuant to a contract designating him/her as an independent contractor or consultant;

            (j) Any individual providing services to the Company pursuant to an agreement between the Company and a third party;

            (k) Any employee who is included in a group or classification of employees on a payroll of a company designated by the Board of Directors as not being eligible to participate in the Plan; or

            (l) A Highly Compensated Employee with respect to the eligibility to make Member Contributions or receive an allocation of Matching Contributions, nonelective Contributions, Profit Sharing Contributions and Forfeitures only, except as otherwise provided under Appendix E.

            A member of the Board of Directors of the Company is not eligible for membership in the Plan unless he or she is also an Employee of the Company.

For purposes of this Section 2.17, a "Temporary Employee" means a person who:

                  (i) Is hired to fill a position which arises from either an emergency situation of the temporary absence of an Employee; and

                  (ii) Is subject, as a condition of such employment, to termination without prior notice at any time; and

                  (iii) Is designated by LS&CO. as a "Temporary Employee."

A person's status as an Employee will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons notwithstanding and contrary determination of Employee status by any court or governmental agency including, but not limited to, the Internal Revenue Service."

            2. Effective as of the date this amendment is adopted, the second to last sentence of Section 2.66 of the EIP is hereby amended to read as follows:

"All Service will be aggregated, whether or not such Service is performed consecutively, and every partial month will be deemed to be one full month of Service; except that for purposes of eligibility under Section 3.1, an Employee must complete twelve (12) full calendar months of Service."

            3. Effective as of December 1, 1997, Section 4.7 of the EIP is hereby amended by adding the following new paragraph (e) to read as follows:

                    ?(e) Treatment of Associated Matching Contributions. This
                         ----------------------------------------------
                  Section 4.7(e) clarifies that any Matching Contribution that is associated with a Pre-Tax Contribution or Post-Tax Contribution made by the Company for a Member that is reduced for a Plan Year pursuant to Section 4.7 shall be forfeited and be used to offset future Matching Contributions."

            4. Effective as of the date this amendment is adopted, subparagraph (iv) of paragraph (c) of Section 9.3 of the EIP is amended to read as follows:

?(iv)  A loan from the Member's Accounts under Section 10.1 or a loan from a commercial source on reasonable terms, to the extent such loan would not itself cause an immediate and heavy financial need."

            5. Appendix E of the EIP is hereby amended in its entirety, effective as of December 1, 1997, to read as follows:

"Pursuant to Section 3.5(b) of the Plan, the Highly Compensated Employees
                  described below are eligible to participate in this Plan as
                  Members:

                  1. For any Plan Year ending in or after the 1996 calendar year, Highly Compensated Employees whose compensation (as determined pursuant to Section 2.23) for the prior Plan Year did not exceed $95,000.?

                                     * * *

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on November 22, 1999.

                                        LEVI STRAUSS & CO.


                                        _____/s/____________________________
                                        Donna J. Goya
                                        Senior Vice President

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"); and

         WHEREAS, Section 18 of the EIP provides that LS&CO. may amend the EIP at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend the EIP to provide that loans made on or after February 1, 2000 shall (1) be immediately offset after ninety (90) days after the date a Member terminates employment, and (2) generally be limited to two outstanding loans at any one time; and

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the EIP and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the EIP; and

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREOF, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the EIP is hereby amended as follows, effective as of the dates set forth below:

1. Effective as of February 1, 2000, paragraph (c) of Section 10.1 of the EIP is amended by adding the following sentence to the end thereof to read as follows:

     "Notwithstanding the foregoing, effective February 1, 2000, only 2 loans to a Member may be outstanding at any time; provided, however, that those existing loans as of February 1, 2000 in excess of 2 shall not be counted for purposes of this limitation."

2. Effective as of February 1, 2000, paragraph (d) of Section 10.2 of the EIP is amended by read as follows:

          ?(d)  Repayment in Full.  All loans will provide for repayment in
                -----------------
     full, whether fromthe Member's Accounts or otherwise, on or before the earlier of:

     (i) 5 years after the date the loan is made (15 years after the date the loan is made if the loan is used to acquire the Member's principal residence);

     (ii)   The date the Member's Plan Benefit is distributed under Section 11;
            or

     (iii)  In the case of any loan made on or after February 1, 2000, ninety
            (90) days after the date the Member terminates employment for any reason with the Company or an Affiliated Company and is not a party in interest with respect to the Plan under Section 3(14) of the Act.

In the event that a Member's loan is repaid due to termination of employment, in accordance with (iii) above, such Member's entire unpaid loan balance will become immediately due and payable by way of an offset of such Member's corresponding Accounts, as described under Sections 10.3 and 10.4.?

                                     * * *

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on December 23, 1999.

                                             LEVI STRAUSS & CO.


                                             ____/s/_________________________
                                             Donna J. Goya
                                             Senior Vice President

                         LEVI STRAUSS ASSOCIATES INC.
                         EMPLOYEE LONG-TERM INVESTMENT
                               AND SAVINGS PLAN

                                  APPENDIX D

                        ADDITIONAL ELIGIBLE WITHDRAWALS

         In accordance with Section 8.3(b)(viii), losses relating to natural disasters described herein may form a basis for withdrawals.

         1.   (a)  Description of Natural Disaster.

                   Las Vegas Storm/Flood in Summer 1999





              (b)  Limitations.

                   None


                         /s/
                   ----------------------------------------------
                   Donna J. Goya, Senior Vice President


                   12/23/99
                   --------
                   Date

                          EMPLOYEE INVESTMENT PLAN OF
                              LEVI STRAUSS & CO.

                                  AMENDMENTS

         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"); and

         WHEREAS, Section 18 of the EIP provides that LS&CO. may amend the EIP at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend the EIP effective April 3, 2000 to eliminate the one year service requirement for employee contributions; and

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of LS&CO. authorized Robert D. Haas, Chairman of the Board, to adopt certain amendments to the EIP and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the EIP; and

         WHEREAS, on December 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the EIP, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREOF, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, the EIP is hereby amended as follows, effective as of the dates set forth below:

1.       Effective as of April 3, 2000, the second to last sentence of Section
2.66 of the EIP is hereby amended to read as follows:

"All Service will be aggregated, whether or not such Service is performed consecutively, and every partial month will be deemed to be one full month of Service, except that only full calendar months will be taken into account for purposes of eligibility for (a) becoming a Member under Section 3.1 and, (b) the Matching Contribution under Section 5.1?

2. Effective as of April 3, 2000, Section 3.1 of the EIP is hereby amended in its entirety to read as follows:

     ?3.1 Commencement of Membership. Each Employee who was a Member in the
          --------------------------
Plan on the Effective Date will continue to be a Member. Prior to April 3, 2000, each Employee who was not a Member in the Plan on the Effective Date, will become a Member in the Plan on the first day of the pay period coinciding with or next following the day on which he or she completes a Year of Service. Effective as of April 3, 2000, each Employee will become a Member in the Plan on the first day of the pay period coinciding with or next following the date such Employee performs one Hour of Service. Upon becoming a Member, an Employee will designate a Beneficiary under Section 2.8 and Section 14.?

3. Effective as of April 3, 2000, the first sentence of Section 5.1 of the EIP is hereby amended to read as follows:

"Except as provided below, for each period (an "Accumulated Period") during a Plan Year with respect to the pay period coinciding with or next following the day on which a Member completes a year of Service, the Company will make a Matching Contribution to the Plan in an amount equal to 50% of each Member's Contributions for the Accumulation Period."

                                     * * *

         IN WITNESS WHEREOF, the undersigned has set your hand hereunto, on March 10, 2000.

                                            LEVI STRAUSS & CO.


                                            _______________/s/_______________
                                            Donna J. Goya
                                            Senior Vice President